                                                Filed Pursuant to Rule 424(b)(5)
                                                Registration File No. 333-39127

PROSPECTUS SUPPLEMENT DATED SEPTEMBER 23, 1998
(TO PROSPECTUS DATED JUNE 22, 1998)

                                  $348,635,000
                     Merrill Lynch Mortgage Investors, Inc.
                                    Depositor
                     Mortgage Loan Asset Backed Certificates
                                 Series 1998-FF2

Merrill Lynch Mortgage Investors, Inc. is offering to sell the following
Certificates:

                                              Initial Principal Balance(1)       Pass-Through Rate

Class A Certificates.......................            $300,698,000                  Variable
Class M-1 Certificates.....................            $20,918,000                   Variable
Class M-2 Certificates.....................            $16,560,000                   Variable
Class B Certificates.......................            $10,459,000                   Variable
(1) Plus or minus 5%.


         The Certificates represent interests in a pool of conventional, adjustable-rate, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years. First Franklin Financial Corporation originated or acquired the mortgage loans in the ordinary course of its business.

         The trustee will make distributions on the Certificates to you on the 20th day of each month or, if the 20th is not a business day, on the next business day, beginning in October 1998. You will earn interest on your Certificate from the previous distribution date (or, in the case of the first distribution date, from the date the Certificates are issued) through the day before such distribution date. Your interest will be based on a 360-day year and the actual number of days since you last received interest, and will be based on the then-outstanding principal balance of your Certificate and the then-applicable interest rate.

         You will receive payments on the Certificates only from payments received on the mortgage loans. No entity has any obligation to make payments on the Certificates from its own funds. Neither the Certificates nor the mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

                                   ----------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                   ----------

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

                                   ----------

         Before buying these Certificates, you should consider the factors set forth under "Risk Factors" beginning on page S-10 of the Prospectus Supplement.

         The Underwriter will buy the offered Certificates from the Depositor at a price equal to 100% of their face value. The Depositor incurred expenses of approximately $400,000 in connection with issuing the Certificates. The Underwriter will sell the offered Certificates from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

                              ---------------------
                               Merrill Lynch & Co.
                              ---------------------

   Important notice about information presented in this Prospectus Supplement and the accompanying Prospectus

         We tell you about the certificates in two separate documents that progressively provide more detail; (a) the accompanying Prospectus, which provides general information, some of which may not apply to a particular series of securities, including your series; and (b) this Prospectus Supplement, which describes the specific terms of your series of securities.

         If the terms of your series of certificates vary between this Prospectus Supplement and the Prospectus, you should rely on the information in this Prospectus Supplement.

         We include cross-references in this Prospectus Supplement and in the accompanying Prospectus to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying Prospectus provide the pages on which these captions can be found.

         You can find a listing of the pages where capitalized terms used in this Prospectus Supplement are defined under the caption "Index of Principal Definitions" beginning on page S-60 in this Prospectus Supplement and under the caption "Index of Principal Definitions" beginning on page 112 in the accompanying Prospectus.

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                                TABLE OF CONTENTS

                                                              Page

SUMMARY OF PROSPECTUS SUPPLEMENT..............................S-4
     Title of Series..........................................S-4
     The Certificates.........................................S-4
     Depositor of Mortgage Loans..............................S-4
     Mortgage Loan Originator.................................S-4
     Servicer.................................................S-4
     Trustee..................................................S-4

     Cut-off Date.............................................S-4
     Closing Date.............................................S-4
     Final Scheduled Distribution Date........................S-5
     The Mortgage Pool........................................S-6
     Distributions - General..................................S-7
     Interest Distributions...................................S-7

     Pass-Through Rates.......................................S-7
     Principal Distributions..................................S-7
     Credit Enhancement.......................................S-7
         Subordination........................................S-8
         Application of Realized Losses.......................S-8
         Overcollateralization................................S-8
         Monthly Excess Cash Flow.............................S-8

     Optional Termination.....................................S-8
     Certain Federal Income Tax Consequences..................S-9
     Ratings..................................................S-9
     Legal Investment.........................................S-9
     ERISA Considerations.....................................S-9
RISK FACTORS..................................................S-10
         Subordination........................................S-10

         Underwriting Standards and Limited Operating
         History..............................................S-10
         Geographic Concentration.............................S-10
         Limited Market in Which to Resell Certificates.......S-11
         Limited Availability to Resell Book-Entry
         Registration Certificates............................S-11
         Receipt of  Distributions  May be Delayed  Because
         of Book-Entry Registration...........................S-11
         Risks Posed by High Loan-To-Loan Value Ratios........S-11
         Certificates Are not Obligations of Any Entity.......S-11
         Yield Considerations.................................S-11
         Status  of the  Mortgage  Loans  in the  Event  of
         Insolvency of the Mortgage Loan Originator...........S-12
THE MORTGAGE LOAN ORIGINATOR..................................S-12
THE MORTGAGE POOL.............................................S-13
         General..............................................S-13

                                                              Page

         Statistical Information..............................S-14
         The Index............................................S-21
         Underwriting Standards; Representation...............S-22
YIELD ON THE CERTIFICATE......................................S-28
         Certain Shortfalls in Collections of Interest........S-28
         General Prepayment Considerations....................S-28
         Special Yield Considerations with Respect to the
         Mortgage Loans.......................................S-29
         The Subordinated Certificates........................S-30
         Weighted Average Lives...............................S-30
         Final Scheduled Distribution Date....................S-37
DESCRIPTION OF THE CERTIFICATES...............................S-37
         General..............................................S-37
         Book Entry Registration and Definitive
         Certificates.........................................S-38
         Calculation of One-Month LIBOR.......................S-41
         Interest Distributions...............................S-41
         Pass-Through Rates...................................S-42
         Principal Distributions..............................S-43
         Credit Enhancement...................................S-46
         Allocation of Losses.................................S-47
         Application of Monthly Excess Cash Flow Amounts......S-47
         Monthly Advances.....................................S-49
POOLING AND SERVICING AGREEMENT...............................S-49
         General..............................................S-49
         Assignment of the Mortgage Loans.....................S-50
         The Servicer.........................................S-50
         The Trustee..........................................S-52
         Servicing and Other Compensation and Payment of
         Expenses.............................................S-52
         Voting Rights........................................S-52
         Termination..........................................S-53
CERTAIN FEDERAL INCOME TAX CONSEQUENCES.......................S-53
         General..............................................S-53
         Taxation of Regular Interests........................S-53

USE OF PROCEEDS...............................................S-55
UNDERWRITING..................................................S-55
LEGAL MATTERS.................................................S-56
RATINGS.......................................................S-56

LEGAL INVESTMENT..............................................S-57
ERISA.CONSIDERATIONS..........................................S-57

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         Because this is a summary, it does not contain all the information that may be important to you. You should read the entire Prospectus and Prospectus Supplement carefully before you decide to purchase a Certificate. If capitalized terms are not defined in this Summary, they are defined in the Prospectus.

Title of Series.............................Mortgage Loan Asset Backed
                                            Certificates, Series 1998-FF2.

The Certificates............................The Class A, Class M-1, Class M-2,
                                            Class B, Class BB, Class X and Class
                                            R Certificates are the entire
                                            ownership interest in a trust fund
                                            which is composed primarily of first
                                            lien mortgage loans. The trust will
                                            issue the Certificates pursuant to a
                                            Pooling and Servicing Agreement
                                            among Merrill Lynch Mortgage
                                            Investors, Inc., Litton Loan
                                            Servicing, Inc. and The Chase
                                            Manhattan Bank, Merrill Lynch
                                            Mortgage Investors, Inc. is offering
                                            to sell the Class A, Class M-1,
                                            Class M-2 and Class B Certificates
                                            but not the Class BB, Class X and
                                            Class R Certificates. The trust is
                                            offering each class of Certificates
                                            as book-entry securities clearing
                                            through DTC (in the United States)
                                            or Cedel or Euroclear (in Europe).
                                            See "Description of the Certificates
                                            - Book-Entry Registration and
                                            Definitive Certificates" in the
                                            Prospectus Supplement.

Depositor of Mortgage Loans.................Merrill Lynch Mortgage Investors,
                                            Inc. will deposit the mortgage loans
                                            in the trust fund. The Depositor is
                                            a Delaware corporation and a
                                            wholly-owned, limited purpose
                                            subsidiary of Merrill Lynch Mortgage
                                            Capital Inc., which is a wholly
                                            owned indirect subsidiary of Merrill
                                            Lynch & Co., Inc. The Depositor is
                                            an affiliate of the Underwriter.

Mortgage Loan Originator....................First Franklin Financial
                                            Corporation, a Delaware corporation,
                                            originated or acquired the Mortgage
                                            Loans generally in accordance with
                                            the underwriting standards described
                                            in "The Mortgage Pool Underwriting
                                            Standards" in the Prospectus
                                            Supplement.

Servicer....................................Litton Loan Servicing, Inc. will service the mortgage loans for an
                                            annual servicing fee, payable
                                            monthly, of 0.50% of the total
                                            principal balance of the mortgage
                                            loans. The Servicer must advance
                                            delinquent payments of principal and
                                            interest on the mortgage loans,
                                            subject to certain limitations. See
                                            "Description of the
                                            Certificates--Monthly Advances" in
                                            the Prospectus Supplement and
                                            "Description of the
                                            Certificates--Advances in Respect of
                                            Delinquencies" in the Prospectus.

Trustee.....................................The Chase Manhattan Bank, a New York
                                            banking corporation.

Cut-off Date................................The close of business on September
                                            1, 1998.

Closing Date................................On or about September 25, 1998.

Final Scheduled Distribution Dates..........The Final Scheduled Distribution
                                            Date for each Class of offered
                                            Certificates is set forth below:

                                              Class A             June 20, 2028
                                              Class M-1         August 20, 2029
                                              Class M-2         August 20, 2029
                                              Class B           August 20, 2029

                                            Each such Final Scheduled
                                            Distribution Date has been
                                            calculated as described under "Yield
                                            on the Certificates--Final Scheduled
                                            Distribution Date" in the Prospectus
                                            Supplement.

The Mortgage Pool.......................... The following table shows the characteristics of the mortgage
                                            loans (percentages are based on the
                                            aggregate principal balance as of
                                            September 1, 1998)

                                 Aggregate Current Principal Balances                         $353,944,440
                                 Average Current Principal Balances                           $139,458
                                 Range of Current Principal Balances                          $17,377-$748,762
                                 Average Original Principal Balances                          $139,753

                                 Range of Original Principal Balances                         $17,400 - 750,000

                                 Prepay Penalties                                             91.14%

                                 Product
                                               Six Month LIBOR                                3.65%
                                               2/28/LIBOR                                     75.56%
                                               1/29/LIBOR                                     20.80%
                                 Mortgage Interest Rates
                                        Weighted Average By Type of Index
                                               Six Month LIBOR                                8.601%
                                               2/28/LIBOR                                     9.112%
                                               1/29/LIBOR                                     8.670%
                                 Gross Margin
                                         Weighted Average By Type of Index
                                               Six Month LIBOR                                5.345%
                                               2/28/LIBOR                                     5.068%
                                               1/29/LIBOR                                     4.961%

                                 Current Weighted Average Mortgage Interest Rate              9.001%
                                 Range of Current Mortgage Interest Rates                     6.500% -12.875%

                                 Weighted Average Gross Margin                                5.056%
                                 Range of Gross Margin                                        3.25% - 8.125%

                                 Weighted Average Maximum Lifetime  Mortgage Interest Rate    14.998%
                                 Range of Maximum Lifetime Mortgage Interest Rates            9.625%-18.875%

                                 Weighted Average Lifetime Minimum  Mortgage Interest Rate    9.000%
                                 Range of Minimum Lifetime Mortgage Interest Rates            6.50% -12.875%

                                 Weighted Average Loan-to-Value Ratio                         79.3%
                                 Weighted Average Original Amortization Term                  360
                                 Weighted Average Remaining  Amortization Term                357.4
                                 Weighted Average Initial Periodic Cap                        2.718%
                                 Range of Initial Periodic Cap                                1.000%-3.000%

                                 Weighted Average Periodic Cap                                1.000%
                                 Weighted Average Months to Interest Roll                     17
                                 Range of Months to Interest Roll                             1-22
                                 Weighted Average Interest Roll Frequency                     6
                                 Weighted Average FICO Score*                                 654
                                 Range of FICO Score**                                        551-800
                                 Mortgaged Premises
                                           Single-family dwellings                            75.48%
                                           Planned unit developments                          14.59%
                                           Two-to-four family dwellings                       3.01%
                                           Manufactured Homes                                 0.56%
                                           Condominiums                                       6.37%
                                 Max Zip Code Concentration (%)                               0.62%
                                 Max Zip Code Concentration (zip)                             95124
                                 Geographic Concentration (above 5%  of pool)                 CA (53.44%),
                                                                                              OR (6.96%),
                                                                                              WA (7.23%),
                                                                                              UT (5.73%),
                                                                                              IL (5.35%)


                                            *This number represents a weighted
                                            average based on 75.57% of the pool
                                            from the Direct Access Program

                                            **Range of FICO Scores from loans
                                            originated under the Direct Access
                                            Program only

                                            The interest rate and monthly
                                            payment on each mortgage loan
                                            adjusts every six months, except
                                            that the first adjustment date for
                                            approximately 75.56% of the Mortgage
                                            Loans will be two years from the
                                            origination date of such loan and
                                            the first adjustment date for
                                            approximately 20.80% of the mortgage
                                            loans will be one year from the
                                            origination of such loan. The new
                                            interest rate is the sum of
                                            six-month LIBOR and a fixed margin.
                                            None of the Mortgage Loans will
                                            negatively amortize or convert from
                                            an adjustable rate to a fixed rate.
                                            See "The Mortgage Pool" in the
                                            Prospectus Supplement for more
                                            information about the mortgage
                                            loans.

Distributions--General......................The distribution date will be the
                                            20th day of each month or, if such
                                            day is not a business day, the next
                                            business day, beginning in October
                                            1998. Distributions will generally
                                            include payments made on the
                                            mortgage loans during the related
                                            Collection Period. The Collection
                                            Period for the distribution date in
                                            October 1998 will be from
                                            September 1 to October 9, 1998.

Interest Distributions......................On each distribution date, you will be entitled to receive interest
                                            earned since the previous
                                            distribution date on your
                                            Certificate at the Pass-Through Rate
                                            and any interest which you earned
                                            previously but which you did not
                                            receive. There are certain
                                            circumstances which could reduce the
                                            amount of interest paid to you. See
                                            "Description of the Certificates -
                                            Interest Distributions on the
                                            Certificates" in the Prospectus
                                            Supplement.

Pass-Through Rates..........................The pass-through rate on your
                                            Certificate on each distribution
                                            date will be a per annum rate equal
                                            to the lowest of the following:
                                            the sum of one-month LIBOR, which is
                                            a floating interest rate, plus the
                                            following fixed number of basis
                                            points:

                                                              Basis
                                                     Class    Points
                                                     -----    ------
                                                        A      20
                                                       M-1     48
                                                       M-2     68
                                                        B    175

                                          . the percentage obtained by
                                            dividing (A) the total amount of
                                            interest which should have been
                                            received on the mortgage loans at
                                            the weighted average mortgage rate
                                            minus the trustee and servicer fee
                                            rate by (B) the product of (1) the
                                            total principal balance of all the
                                            Certificates, and (2) the number of
                                            days since the last distribution
                                            date divided by 360; and

                                          . the weighted average maximum
                                            mortgage rate on all the mortgage
                                            loans minus the trustee and servicer
                                            fee rate.

                                            If on any distribution date, the
                                            Pass-Through Rate is limited by the
                                            second option listed above, you will
                                            be entitled to receive the amount of
                                            additional interest that you would
                                            have received but for this
                                            limitation on future distribution
                                            dates when there is enough money to
                                            pay you. This additional amount of
                                            interest is called the LIBOR
                                            Shortfall.

Principal Distributions.....................On each distribution date, you will receive a distribution of principal
                                            if there is cash available on that
                                            date for your class of Certificate.
                                            You should review the priority of
                                            payments described under
                                            "Description of the Certificates -
                                            Principal Distributions on the
                                            Certificates" in the Prospectus
                                            Supplement.

Credit Enhancement..........................Credit enhancements reduce the harm caused holders of Certificates by
                                            shortfalls in payments
                                            received on the mortgage loans. They
                                            can reduce the effect of shortfalls
                                            on all classes, or they can allocate
                                            shortfalls so they affect some
                                            classes before others. This
                                            transaction employs the following
                                            four forms of credit enhancement.
                                            See "Description of the Certificates
                                            - Credit Enhancement" in the
                                            Prospectus Supplement.

                                            Subordination. On each distribution
                                            date, classes that are lower in
                                            order of payment priority will not
                                            receive payments until the classes
                                            that are higher in order of payment
                                            priority have been paid. If there is
                                            not enough money on a distribution
                                            date to pay all classes, the
                                            subordinate classes are the first to
                                            forego payment.

                                            Application of Realized Losses. If
                                            on any distribution date, after the
                                            balances of the Certificates have
                                            been reduced by the amount of cash
                                            paid on that date, the total
                                            principal balance of the
                                            Certificates is greater than the
                                            total principal balance of the
                                            mortgage loans, the principal
                                            balance of the Certificates that are
                                            lower in order of payment priority
                                            will be reduced by the amount of
                                            such excess.

                                            Overcollateralization. Although the
                                            total principal balance of the
                                            mortgage loans is $353,944,440, the
                                            trust is issuing only $348,635,000
                                            total principal amount of
                                            Certificates. The remaining 1.5% of
                                            the total principal balance of the
                                            mortgage loans will absorb losses on
                                            the mortgage loans before such
                                            losses affect the Certificates. If
                                            the level of overcollateralization
                                            falls below what is required, the
                                            excess interest described in the
                                            next section will be paid to the
                                            Certificates as principal. This will
                                            have the effect of reducing the
                                            principal balance of the
                                            Certificates faster than the
                                            principal balance of the mortgage
                                            loans so that the required level of
                                            overcollateralization is reached.

                                            Monthly Excess Cashflow. Because
                                            more interest is paid by the
                                            borrowers than is necessary to pay
                                            the interest earned on the
                                            Certificates, there will be excess
                                            interest each month. Some of the
                                            excess interest will be used to pay
                                            interest on Certificates that was
                                            previously earned but not paid, and
                                            some of the excess interest will be
                                            used to reimburse Certificates for
                                            losses that they experienced
                                            previously.

Optional Termination........................The owner of the Class X Certificate has the option (or if the owner of
                                            the Class X Certificate does not
                                            exercise such option, the Servicer
                                            has the option) to purchase all the
                                            mortgage loans and any properties
                                            that the trustee acquired in
                                            satisfaction of any of the mortgage
                                            loans. This option can be exercised
                                            only when the total principal
                                            balance of the mortgage loans,
                                            including the mortgage loans related
                                            to the properties which the trustee
                                            has acquired, is 10% or less than
                                            the total principal balance of the
                                            mortgage loans on the cut-off date.
                                            If the option is exercised, your
                                            Certificate will be retired early
                                            and you will be entitled to the
                                            following amounts:

                                           .the outstanding principal balance
                                            of your Certificate;
                                           .one month's interest on such
                                            balance at the Pass-through Rate;
                                           .any interest previously earned but
                                            not paid; and
                                           .any LIBOR Shortfall from all
                                            previous distribution dates.

                                            You will receive the last two items
                                            only to the extent that there is
                                            enough cash to make such payments.
                                            See "Pooling and Servicing
                                            Agreement -- Termination" in the
                                            Prospectus Supplement.

Certain Federal Income Tax
  Consequences..............................The trustee will elect to treat the assets of the Trust Fund as
                                            comprising several real estate
                                            mortgage investment conduits, or
                                            REMICs, for federal income tax
                                            purposes. In addition, under the
                                            terms of your Certificate, you have
                                            the right to receive certain
                                            payments that will not be treated as
                                            having been paid by a REMIC. For
                                            federal income tax purposes, that
                                            right will be treated as the right
                                            to receive payments under an
                                            interest rate cap contract.

                                            For federal income tax reporting
                                            purposes, the offered Certificates
                                            will not be treated as having been
                                            issued with original issue discount.

                                            For further information regarding
                                            the federal income tax consequences
                                            of investing in the offered
                                            Certificates, see "Certain Federal
                                            Income Tax Consequences" in the
                                            Prospectus Supplement and in the
                                            Prospectus.

Ratings.....................................The trust will not issue the
                                            Certificates unless they receive the
                                            respective ratings set forth below
                                            from Standard & Poor's Rating
                                            Services, a division of The
                                            McGraw-Hill

                                            Companies, Inc. and Fitch IBCA,
                                            Inc.:

                                            Class   Standard & Poor's   Fitch
                                            A            AAA             AAA
                                            M-1          AA              AA
                                            M-2          A               A
                                            B            BBB             BBB

                                            The rating on the Certificates
                                            indicates the likelihood that you
                                            will receive all funds to which you
                                            are entitled by the terms of the
                                            Certificate. The rating agency that
                                            issues the rating reviews the nature
                                            and credit quality of the mortgage
                                            loans and the soundness of the
                                            structure which the Depositor has
                                            created to allow the payments on the
                                            mortgage loans to flow to the
                                            holders of the Certificates. A
                                            rating is not a recommendation to
                                            buy, sell or hold securities and the
                                            rating agency can revise or withdraw
                                            it at any time. A rating does not
                                            address the frequency of prepayments
                                            on the mortgage loans or the effect
                                            of such prepayments on your yield.
                                            The ratings also do not address the
                                            likelihood of the payment of any
                                            LIBOR Shortfall. See "Yield on the
                                            Certificates" and "Ratings" in the
                                            Prospectus Supplement and "Yield
                                            Considerations" in the Prospectus.

Legal Investment............................You should consult with your lawyer to see if you are permitted to buy
                                            the offered Certificates since the
                                            legal investment rules vary
                                            depending on what kind of entity you
                                            are and who regulates you. The Class
                                            A and Class M-1 Certificates will be
                                            "mortgage related securities" for
                                            purposes of the Secondary Mortgage
                                            Market Enhancement Act of 1984 so
                                            long as they are rated in one of the
                                            two highest rating categories by at
                                            least one rating agency. The Class
                                            M-2 and Class B Certificates will
                                            not be "mortgage related securities"
                                            for purposes of SMMEA. See "Legal
                                            Investment" in the Prospectus
                                            Supplement and in the Prospectus.

ERISA Considerations........................If you are a fiduciary of any employee benefit plan or other
                                            retirement arrangement subject to
                                            the Employee Retirement Income
                                            Security Act of 1974, as amended, or
                                            Section 4975 of the Internal Revenue
                                            Code you should review carefully
                                            with your lawyer whether you can buy
                                            or hold an offered Certificate. See
                                            "ERISA Considerations" in the
                                            Prospectus Supplement and in the
                                            Prospectus.

                                  RISK FACTORS

         In addition to the matters described elsewhere in this Prospectus Supplement and the Prospectus, you should carefully consider the following risk factors before deciding to purchase a Certificate.

Subordination

         If you buy a Class M-1, Class M-2 or Class B Certificate, you will not receive any payments on your Certificate until the holders of the Class A Certificates have received all payments to which they are entitled. Additionally, payments on the Class M-2 Certificates will be subordinate to payments on the Class M-1 Certificates and payments on the Class B Certificates will be subordinate to payments on the Class M-1 and Class M-2 Certificates. As a result, the yield on your subordinated Certificate will be sensitive to losses on the mortgage loans. This sensitivity increases with the subordination of a Certificate, so that the yield on the Class B Certificate is the most sensitive. You should carefully consider the risk that you may lose all or a part of the money that you paid for the subordinated Certificate if losses are greater than expected.

         If you buy a subordinated Certificate you will not receive any principal distributions until October 2001 at the earliest, unless the Class A Certificates have been paid down to zero before that date. As a result, your subordinated Certificate will be outstanding longer than would be the case if principal were distributed on a proportionate basis among the Class A Certificates and the subordinated Certificates. Because your subordinated Certificate is outstanding longer, there is a greater period of time during which losses on the mortgage loans will affect your subordinated Certificate. Therefore the risk that you will lose all or part of the money you paid for the Certificate also increases.

Underwriting Standards and Limited Operating History of the Mortgage Loan Originator

         Until late 1994, the Mortgage Loan Originator originated and purchased mortgage loans made only to borrowers with "A" quality credit histories. Since that time, the Mortgage Loan Originator has focused its activities on originating and purchasing mortgage loans that are ineligible for purchase by FNMA or FHLMC due to characteristics that do not meet FNMA or FHLMC underwriting guidelines. These loans include a loan made to a borrower whose creditworthiness and repayment ability do not satisfy such FNMA and FHLMC underwriting guidelines or a borrower who may have a record of major derogatory credit items such as default on a prior mortgage loan, credit write-offs, outstanding judgments or prior bankruptcies. As a result of this approach to underwriting, the mortgage loans in the trust fund may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans than on mortgage loans originated to conform to FNMA or FHLMC guidelines.

         Because the Mortgage Loan Originator began originating and acquiring non-agency mortgage loans only in November 1994, the Mortgage Loan Originator (whether as an originator or acquirer of mortgage loans or as a servicer of such mortgage loans) does not have significant historical delinquency, bankruptcy, foreclosure or default information that would be helpful to you in trying to estimate the future delinquency and loss experience of the mortgage loans.

Geographic Concentration

         Mortgaged Properties located in the State of California secure approximately 53.44% of the mortgage loans by aggregate principal balance as of the Cut-off Date. This geographic concentration might magnify the effect on the mortgage pool of adverse economic conditions in California and might increase the rate of delinquencies, defaults and losses on the mortgage loans more than would be the case if the Mortgaged Properties were more geographically diversified. See "The Mortgage Pool--Underwriting Standards; Representations" in the Prospectus Supplement.

Limited Market in which to Resell Certificates

         The underwriter may assist in resales of the Certificates, but it is under no obligation to do so. A secondary market for the Certificates may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell your Certificate.

Limited Ability To Resell Book-Entry Registration Certificates

         Since the Certificates are being offered as book-entry securities, you may have difficulty selling, pledging or otherwise taking action with your Certificate since some potential buyers may not want to buy a security for which they cannot receive a physical Certificate and some potential buyers may not participate in the DTC, Cedel or Euroclear systems. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus Supplement.

Receipt Of Distributions May Be Delayed Because of Book-Entry Registration

         You may experience some delay in your receipt of distributions of interest and principal on Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its participants which will thereafter credit them to your account. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus Supplement.

Risks Posed By High Loan-To-Value Ratios

         Approximately 24.93% of the mortgage loans, by aggregate principal balance as of the Cut-off Date, had a Loan-to-Value Ratio at origination in excess of 80% but less than or equal to 90%, and such mortgage loans will not be covered by a primary mortgage insurance policy. Because the weighted average remaining term to maturity of the mortgage loans as of the Cut-off Date is approximately 358 months, most of the monthly payment made by the borrowers for a substantial period of time after the issuance of the Certificates will be applied as interest and will not significantly reduce the balance of the loan. Therefore, mortgage loans with higher Loan-to-Value Ratios will be more sensitive to declining property values than would those with lower Loan-to-Value Ratios and may present a greater risk of loss. See "The Mortgage Pool--General" in the Prospectus Supplement.

Certificates Are Not Obligations of Any Entity

         The offered Certificates will not represent an interest in or obligation of any entity except for the obligations of the Depositor and of the Mortgage Loan Originator pursuant to certain limited representations and warranties made with respect to the mortgage loans and of the Servicer with respect to its servicing obligations under the Pooling and Servicing Agreement (including the limited obligation to make certain monthly advances). Neither the Certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality. Proceeds of the assets included in the Trust Fund (including the mortgage loans) will be the sole source of payments on the offered Certificates. You will not be able to receive money from any entity in the event that such proceeds are not enough to make all payments provided for under the offered Certificates.

Yield Considerations

         Because the interest rates on the mortgage loans are based on the Index while the Pass-Through Rates on the offered Certificates are based in part on One-Month LIBOR and because the first adjustment date of many of the loans is more than six months after origination, one or more Pass-Through Rates may be limited by the Available Fund Pass-Through Rate. Although you are entitled to receive, to the extent funds are available, any related LIBOR Shortfall, such funds might not be available or, if available, might not be sufficient. The ratings of the Offered Certificates do not address the likelihood of the payment of any LIBOR Shortfall.

         Also, because the interest rates on the mortgage loans are based on the addition of a fixed number of basis points to the Index, the resulting rates could be higher than market interest rates. If they are higher, prepayments may increase as borrowers refinance their mortgage loans at the lower rate.

The Status of the Mortgage Loans in the Event of Insolvency of the Mortgage Loan Originator

         The Depositor believes that the transfer of the mortgage loans by the Mortgage Loan Originator to it constituted an absolute and unconditional sale. However, in the event of a bankruptcy of the Mortgage Loan Originator at a time when it or any affiliate holds Certificates, the trustee in bankruptcy could attempt to recharacterize the sale of the mortgage loans by the Mortgage Loan Originator as a borrowing by the Mortgage Loan Originator or such affiliate from the Depositor, secured by a pledge of the mortgage loans. Such an attempt, even if unsuccessful, could result in delays in payments on the Certificates. If such an attempt were successful, the trustee in bankruptcy could elect to liquidate the mortgage loans and pay down the Certificates early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment. Brown & Wood LLP will deliver a legal opinion in connection with the issuance of the Certificates to the effect that, in the event of the bankruptcy of the Mortgage Loan Originator, a court would not hold that the transfer of the mortgage loans by the Mortgage Loan Originator to the Depositor is a loan secured by the mortgage loans rather than a sale of the ownership interest in the mortgage loans evidenced by the offered Certificates.

                          THE MORTGAGE LOAN ORIGINATOR

         First Franklin Financial Corporation is a Delaware corporation headquartered in San Jose, California (the "Mortgage Loan Originator"). The information set forth in the following paragraphs has been provided by the Mortgage Loan Originator and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         The Mortgage Loan Originator is a direct, wholly-owned subsidiary of First Franklin Financial Companies, Inc., a privately-owned financial services holding company. At June 30, 1998, the Mortgage Loan Originator had approximately $315.5 million in assets, approximately $243.8 million in liabilities and approximately $71.7 million in equity.

         The Mortgage Loan Originator is a HUD-approved mortgagee and an approved seller/servicer by both FNMA and FHLMC. It currently operates twenty-one wholesale branches in the United States including offices in Atlanta, GA; Bellevue, WA; Boston, MA; Chicago, IL; Cleveland, OH; Denver, CO; Detroit, MI; Houston, TX; Las Vegas, NV; Orlando, FL; Philadelphia, PA; Portland, OR; Phoenix, AZ; Salt Lake City, UT; and, Laguna Hills, San Bernardino, San Diego, San Jose, Studio City, Walnut Creek, and Westlake Village, CA. The Mortgage Loan Originator's primary source of originations is through mortgage brokerage companies.

         Founded in 1981, the Mortgage Loan Originator has grown from a small mortgage broker to a full-service mortgage lender with a wide variety of products. During the late 1980's and early 1990's, the Mortgage Loan Originator focused primarily on originating and purchasing Agency mortgage loans. Origination volume peaked in 1993 at over $3.5 billion.

         In 1994, the Mortgage Loan Originator embarked on a transformation to a full service "A" through "D" credit lender. Since that time, Agency mortgage loan origination volume has declined significantly as activities have been focused on originating and acquiring non-Agency mortgage loans. In 1997, originations totaled more than $252 million and $1.055 billion of Agency and non-Agency mortgage loans, respectively. For the six months ended June 30, 1998, originations have been approximately $28.9 million and $846.2 million of Agency and non-Agency mortgage loans, respectively.

                                THE MORTGAGE POOL

General

         The Mortgage Pool will consist of conventional, one- to four-family, adjustable-rate Mortgage Loans secured by first liens on residential real properties (the "Mortgaged Properties"). The Mortgage Loans have original terms to maturity of 30 years. The Mortgage Loans will consist of approximately 2,538 Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $353,944,440, after application of payments of principal due on or before the Cut-off Date (whether or not received).

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties consisting of detached or semi-detached one- to four-family dwelling units, townhouses, individual condominium units and individual units in planned unit developments and manufactured housing. The Mortgage Loans to be included in the Mortgage Pool were acquired by the Depositor from Merrill Lynch Mortgage Capital, Inc., an affiliate, which acquired them from the Mortgage Loan Originator. See "--Underwriting Standards; Representations" herein.

         All of the Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan is assumable upon transfer or sale of the Mortgaged Property by the related mortgagor if the purchaser or transferee meets the then current credit requirements of the Mortgage Loan Originator.

         Approximately 91.14% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within one year, two years, three years, four years or five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is as provided in the related Mortgage Note and generally equals six months' interest on the amount of the prepayment in excess of 20% of the original principal amount of the loan. Any prepayment charges received on the Mortgage Loans will not be available for distribution on the Offered Certificates.

         Each Mortgage Loan provides for semiannual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, however, that in the case of approximately 75.56% of the Mortgage Loans (each a "two year Delayed First Adjustment Date Mortgage Loan"), the first Adjustment Date for each such Mortgage Loan will occur after an initial period of two years from the origination thereof; and in the case of approximately 20.80% of the Mortgage Loans (each a "one year Delayed First Adjustment Date Mortgage Loan"), the first Adjustment Date for each such Mortgage Loan will occur after an initial period of one year from the origination thereof. On each Adjustment Date for each Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each such Mortgage Loan generally will not increase or decrease by more than 100 basis points on any related Adjustment Date other than on the first Adjustment Date (the "Periodic Rate Cap") and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). In general, the two year Delayed First Adjustment Date Mortgage Loans have a Periodic Rate Cap of 300 basis points for their first Adjustment Date and the one year Delayed First Adjustment Date Mortgage Loans have a Periodic Rate Cap of 200 basis points for their First Adjustment Date, while both have subsequent Periodic Rate Caps of 100 basis points for each Adjustment Date thereafter and have a Minimum Mortgage Rate equal to the related initial Mortgage Rate. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Statistical Information

         Set forth below is certain summary statistical information regarding the Mortgage Loans expected to be included in the Trust Fund as of the Closing Date. All such information is approximate and is given as of the Cut-off Date. Prior to the Closing Date, Mortgage Loans may be removed from the Trust Fund and other Mortgage Loans may be substituted therefor. In addition, Mortgage Loans may be prepaid at any time. As a result, certain characteristics of the Mortgage Loans in the Trust Fund may vary from the characteristics set forth below as of the Cut-off Date.

                        Principal Balances at Origination

                                                                             Aggregate
                                                                     Principal Balance                     % of
                                                          Number     Outstanding as of        Aggregate Current
     Range of Origination Date Principal Balances       of Loans      the Cut-Off Date        Principal Balance
     --------------------------------------------       --------      ----------------        -----------------
     $0.01-  $25,000.00                                       4             $ 79,279                      0.02%
     25,000.01-    50,000.00                                108            4,434,652                      1.25
     50,000.01-    75,000.00                                316           19,949,828                      5.64
     75,000.01-   100,000.00                                422           37,298,971                     10.54
     100,000.01-  125,000.00                                437           49,022,695                     13.85
     125,000.01-  150,000.00                                358           48,991,623                     13.84
     150,000.01-  175,000.00                                271           43,566,532                     12.31
     175,000.01-  200,000.00                                183           34,287,826                      9.69
     200,000.01-  225,000.00                                143           30,459,978                      8.61
     225,000.01-  250,000.00                                 88           20,680,743                      5.84
     250,000.01-  275,000.00                                 64           16,681,935                      4.71
     275,000.01-  300,000.00                                 57           16,314,478                      4.61
     300,000.01-  325,000.00                                 24            7,501,665                      2.12
     325,000.01-  350,000.00                                 21            7,072,557                      2.00
     350,000.01-  375,000.00                                 12            4,322,805                      1.22
     375,000.01-  400,000.00                                 12            4,675,325                      1.32
     400,000.01-  425,000.00                                  5            2,062,573                      0.58
     425,000.01-  450,000.00                                  7            3,101,045                      0.88
     450,000.01-  500,000.00                                  2              964,475                      0.27
     500,000.01-  550,000.00                                  1              548,730                      0.16
     550,000.01-  600,000.00                                  2            1,177,962                      0.33
     700,000.01-  750,000.00                                  1              748,762                      0.21
                                                             --             --------                      ----
                  Totals                                  2,538         $353,944,440                    100.00%


The average principal balance of the Mortgage Loans at origination was approximately $139,753. No Mortgage Loan had a principal balance at origination greater than $750,000 or less than $17,400.



                    Principal Balances as of the Cut-Off Date

                                                                             Aggregate           % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                            Number   Outstanding as of        Outstanding as of
Range of Cut-Off Date Principal Balances                  of Loans    the Cut-Off Date         the Cut-off Date
----------------------------------------                  --------    ----------------         ----------------
$0.01-       $25,000.00                                        4             $79,279                     0.02%
25,000.01-    50,000.00                                      108           4,434,652                     1.25
50,000.01-    75,000.00                                      317          20,024,785                     5.66
75,000.01-   100,000.00                                      421          37,224,014                    10.52
100,000.01-  125,000.00                                      440          49,397,372                    13.96
125,000.01-  150,000.00                                      355          48,616,946                    13.74
150,000.01-  175,000.00                                      277          44,615,448                    12.61
175,000.01-  200,000.00                                      177          33,238,910                     9.39
200,000.01-  225,000.00                                      144          30,684,614                     8.67
225,000.01-  250,000.00                                       87          20,456,108                     5.78
250,000.01-  275,000.00                                       64          16,681,935                     4.71
275,000.01-  300,000.00                                       57          16,314,478                     4.61
300,000.01-  325,000.00                                       24           7,501,665                     2.12
325,000.01-  350,000.00                                       21           7,072,557                     2.00
350,000.01-  375,000.00                                       12           4,322,805                     1.22
375,000.01-  400,000.00                                       12           4,675,325                     1.32
400,000.01-  425,000.00                                        5           2,062,573                     0.58
425,000.01-  450,000.00                                        7           3,101,045                     0.88
450,000.01-  500,000.00                                        2             964,475                     0.27
500,000.01-  550,000.00                                        1             548,730                     0.16
550,000.01-  600,000.00                                        2           1,177,962                     0.33
700,000.01-  750,000.00                                        1             748,762                     0.21
                                                              --            --------                     ----
             Totals                                        2,538        $353,944,440                   100.00%



The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $139,458. No Mortgage Loan had a principal balance as of the Cut-off Date greater than $748,762 or less than $17,377.

                                 Property Types

                                                                          Aggregate         % of Aggregate
                                                                  Principal Balance      Principal Balance
                                                    Number        Outstanding as of      Outstanding as of
          Property Type                           of Loans         the Cut-Off Date       the Cut-off Date
          -------------                           --------         ----------------       ----------------
          Single Family                              1,956             $267,147,184                 75.48%
          Planned Unit Development                     298               51,625,553                14.59
          Condo                                        177               22,538,094                 6.37
          Two- to Four-Family                           86               10,655,792                 3.01
          Manufactured Housing                          21                1,977,816                 0.56
                                                       ---               ----------                 ----
          Total                                      2,538             $353,944,440               100.00%


                                Occupancy Status

                                                                          Aggregate         % of Aggregate
                                                                  Principal Balance      Principal Balance
                                                    Number        Outstanding as of      Outstanding as of
          Occupancy                               of Loans         the Cut-Off Date       the Cut-off Date
          ---------                               --------         ----------------       ----------------
          Owner - Occupied                           2,423             $344,235,381                97.26%
          Non-owner - Occupied                         115                9,709,059                 2.74
                                                      ----               ----------                 ----
          Total                                      2,538             $353,944,440               100.00%


The occupancy status of a Mortgaged Property is as represented by the Mortgagor in its loan application.


                      Mortgage Rates as of the Cut-Off Date

                                                                          Aggregate         % of Aggregate
                                                                  Principal Balance      Principal Balance
                                                    Number        Outstanding as of      Outstanding as of
          Range of Mortgage Rates                 of Loans         the Cut-Off Date       the Cut-off Date
          -----------------------                 --------         ----------------       ----------------

            6.500-  6.999                                6                 $942,258                 0.27%
            7.000-  7.499                               30                5,090,260                 1.44
            7.500-  7.999                              219               37,659,439                10.64
            8.000-  8.499                              415               63,227,993                17.86
            8.500-  8.999                              616               89,381,159                25.25
            9.000-  9.499                              352               48,600,247                13.73
            9.500-  9.999                              444               59,266,737                16.74
           10.000- 10.499                              175               21,491,740                 6.07
           10.500- 10.999                              168               17,560,360                 4.96
           11.000- 11.499                               64                5,678,831                 1.60
           11.500- 11.999                               30                3,374,868                 0.95
           12.000- 12.499                               12                1,122,827                 0.32
           12.500- 12.999                                7                  547,720                 0.15
                                                       ---               ----------                 ----
          Total                                      2,538             $353,944,440                100.00%

As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately 9.001% per annum and ranged from 6.50% to 12.875%.


                                      S-16

                          Original Loan-to-Value Ratios


                                                                          Aggregate         % of Aggregate
                                                                  Principal Balance      Principal Balance
                                                    Number        Outstanding as of      Outstanding as of
     Range of Original Loan-to-Value Ratios       of Loans         the Cut-Off Date       the Cut-off Date
     --------------------------------------       --------         ----------------       ----------------
     10.01 - 20.00                                       3                 $109,752                 0.03%
     20.01 - 30.00                                       6                  419,209                 0.12
     30.01 - 40.00                                      15                1,222,715                 0.35
     40.01 - 50.00                                      32                4,661,073                 1.32
     50.01 - 60.00                                      57                6,235,601                 1.76
     60.01 - 70.00                                     231               26,354,062                 7.45
     70.01 - 80.00                                   1,613              226,618,496                64.03
     80.01 - 90.00                                     580               88,225,262                24.93
     90.01 - 99.99                                       1                   98,268                 0.03
                                                       ---                 --------                 ----
     Total                                           2,538             $353,944,440               100.00%


     The weighted average Loan-to-Value Ratio at origination of the Mortgage
      Loans was approximately 79.30%. No Mortgage Loan had a Loan-to-Value
          Ratio at origination greater than 94.28% or less than 14.42%


               Geographic Distribution of the Mortgaged Properties

                                                                          Aggregate         % of Aggregate
                                                                  Principal Balance      Principal Balance
                                                    Number        Outstanding as of      Outstanding as of
     State                                        of Loans         the Cut-Off Date       the Cut-off Date
     -----                                        --------         ----------------       ----------------
     Alabama                                             4                 $529,516                 0.15%
     Arizona                                            72                7,928,148                 2.24
     California                                      1,093              189,132,449                53.44
     Colorado                                          121               14,432,003                 4.08
     Connecticut                                         3                  332,221                 0.09
     Florida                                            19                1,989,673                 0.56
     Georgia                                             6                  513,351                 0.15
     Iowa                                                1                   59,920                 0.02
     Idaho                                              18                1,906,105                 0.54
     Illinois                                          155               18,936,693                 5.35
     Indiana                                            41                3,268,382                 0.92
     Kansas                                              5                  464,297                 0.13
     Kentucky                                            1                   63,876                 0.02
     Louisiana                                           1                  166,411                 0.05
     Massachusetts                                      38                4,704,847                 1.33
     Maryland                                            3                  579,659                 0.16
     Maine                                               9                  896,660                 0.25
     Michigan                                          157               14,753,124                 4.17
     Minnesota                                          27                2,236,452                 0.63
     Missouri                                            6                  434,961                 0.12
     Mississippi                                         1                   29,780                 0.01
     Montana                                             1                  168,803                 0.05
     North Carolina                                      4                  609,859                 0.17
     New Hampshire                                       2                  146,388                 0.04
     New Jersey                                         10                1,386,807                 0.39
     New Mexico                                         20                2,111,869                 0.60
     Nevada                                             55                6,521,278                 1.84
     Ohio                                               42                3,323,636                 0.94
     Oregon                                            208               24,629,169                 6.96
     Pennsylvania                                        1                  169,704                 0.05
     Rhode Island                                        9                  940,124                 0.27
     Texas                                              30                2,864,542                 0.81
     Utah                                              163               20,263,802                 5.73
     Vermont                                             1                   51,157                 0.01
     Washington                                        193               25,592,481                 7.23
     Wisconsin                                          17                1,726,293                 0.49
     Wyoming                                             1                   80,001                 0.02
                                                       ---                ---------                 ----
     Total                                           2,538             $353,944,440               100.00%

                          Purpose of the Mortgage Loans

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Loan Purpose                                                      Loans      the Cut-Off Date       the Cut-off Date
------------                                                      -----      ----------------       ----------------

Purchase                                                          1,601          $230,210,156                65.04%
Cashout                                                             700            90,360,333                25.53
Refinance                                                           237            33,373,950                 9.43
                                                                   ----            ----------                -----
Total                                                             2,538          $353,944,440               100.00%


                             Mortgage Loan Programs


                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Documentation                                                     Loans      the Cut-Off Date       the Cut-off Date
-------------                                                     -----      ----------------       ----------------
Full Documentation Program                                        2,260         $ 316,785,012                 89.50%
No Income Verification                                              216            27,431,829                  7.75
Limited Income Verification                                          61             9,598,359                  2.71
Unknown                                                               1               129,240                  0.04
                                                                   ----            ----------                 -----
Total                                                             2,538          $353,944,440                100.00%


                          Mortgage Loan Risk Categories

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Risk Categories                                                   Loans      the Cut-Off Date       the Cut-off Date
---------------                                                   -----      ----------------       ----------------
Direct Access                                                     1,852          $268,020,024                 75.72%
B                                                                   193            24,660,194                  6.97
A-                                                                  174            24,631,220                  6.96
C                                                                   164            16,570,026                  4.68
A1                                                                  105            15,419,471                  4.36
D                                                                    50             4,643,505                  1.31
                                                                   ----            ----------                 -----
Total                                                             2,538          $353,944,440                100.00%


                Credit Bureau Risk Score for Direct Access Loans

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                              Number of     Outstanding as of      Outstanding as of
Credit Bureau Risk Score                                          Loans      the Cut-Off Date       the Cut-off Date
------------------------                                          -----      ----------------       ----------------
541-        560                                                      17         $   2,047,600                 0.58%
561-        580                                                      75             8,912,522                 2.52
581-        600                                                     121            15,597,953                 4.41
601-        620                                                     225            32,350,282                 9.14
621-        640                                                     338            47,523,796                13.43
641-        660                                                     367            55,240,582                15.61
661-        680                                                     245            37,315,966                10.54
681-        700                                                     176            26,630,998                 7.52
701-        720                                                     130            18,936,416                 5.35
721-        740                                                      74            11,283,629                 3.19
741-        760                                                      57             8,129,214                 2.30
761-        780                                                      17             2,582,136                 0.73
781-        800                                                      10             1,468,929                 0.42
                                                                   ----            ----------                -----
             Totals                                               1,852          $268,020,023                75.72%

The weighted average Credit Bureau Risk Score of the Direct Access Mortgage
Loans as of the Cut-off Date was approximately 654.

                             Maximum Mortgage Rates

                                                                                    Aggregate         % of Aggregate
                                                                            Principal Balance      Principal Balance
                                                           Number of        Outstanding as of      Outstanding as of
Maximum Mortgage Rate                                          Loans         the Cut-Off Date       the Cut-off Date
------------------------                                       -----         ----------------       ----------------
9.500-   9.999                                                     1                 $114,977                 0.03%
12.500- 12.999                                                     6                  942,258                 0.27
13.000- 13.499                                                    30                5,090,260                 1.44
13.500- 13.999                                                   219               37,659,439                10.64
14.000- 14.499                                                   415               63,227,993                17.86
14.500- 14.999                                                   616               89,381,159                25.25
15.000- 15.499                                                   354               48,906,490                13.82
15.500- 15.999                                                   443               59,151,761                16.71
16.000- 16.499                                                   174               21,283,765                 6.01
16.500- 16.999                                                   168               17,560,360                 4.96
17.000- 17.499                                                    63                5,580,562                 1.58
17.500- 17.999                                                    30                3,374,868                 0.95
18.000- 18.499                                                    12                1,122,827                 0.32
18.500- 18.999                                                     7                  547,720                 0.15
                                                                ----               ----------                -----
Total                                                          2,538             $353,944,440               100.00%


The weighted average Maximum Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 14.998% per annum and ranged from 9.625% to 18.875%.

                             Minimum Mortgage Rates

                                                                                    Aggregate       % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                           Number of        Outstanding as of    Outstanding as of
Minimum Mortgage Rates                                         Loans         the Cut-Off Date     the Cut-off Date
----------------------                                         -----         ----------------     ----------------
6.500- 6.999                                                      6                  $942,258              0.27%
7.000- 7.499                                                     30                 5,090,260              1.44
7.500- 7.999                                                    219                37,659,439             10.64
8.000- 8.499                                                    415                63,227,993             17.86
8.500- 8.999                                                    616                89,381,159             25.25
9.000- 9.499                                                    354                48,906,490             13.82
9.500- 9.999                                                    444                59,266,737             16.74
10.000- 10.499                                                  174                21,283,765              6.01
10.500- 10.999                                                  168                17,560,360              4.96
11.000- 11.499                                                   63                 5,580,562              1.58
11.500- 11.999                                                   30                 3,374,868              0.95
12.000- 12.499                                                   12                 1,122,827              0.32
12.500- 12.999                                                    7                   547,720              0.15
                                                               ----                ----------             -----
Total                                                         2,538              $353,944,440            100.00%


                                  Gross Margin

                                                                                    Aggregate          % of Aggregate
                                                                            Principal Balance       Principal Balance
                                                            Number of       Outstanding as of       Outstanding as of
Gross Margin                                                    Loans        the Cut-Off Date        the Cut-off Date
------------                                                    -----        ----------------        ----------------
3.250- 3.499                                                        3                $530,792                  0.15%
3.500- 3.749                                                       17               2,854,557                  0.81
3.750- 3.999                                                      100              16,609,450                  4.69
4.000- 4.249                                                      180              28,764,551                  8.13
4.250- 4.499                                                      223              34,424,332                  9.73
4.500- 4.749                                                      298              43,895,462                 12.40
4.750- 4.999                                                      314              46,954,142                 13.27
5.000- 5.249                                                      252              33,847,285                  9.56
5.250- 5.499                                                      249              34,723,152                  9.81
5.500- 5.749                                                      265              34,154,926                  9.65
5.750- 5.999                                                      191              26,913,858                  7.60
6.000- 6.249                                                      159              19,245,162                  5.44
6.250- 6.499                                                      121              14,276,626                  4.03
6.500- 6.749                                                       66               6,830,522                  1.93
6.750- 6.999                                                       50               5,106,476                  1.44
7.000- 7.249                                                       22               1,777,157                  0.50
7.250- 7.499                                                       17               1,708,535                  0.48
7.500- 7.749                                                        7                 765,235                  0.22
7.750- 7.999                                                        2                 200,298                  0.06
8.000- 8.249                                                        2                 361,924                  0.10
                                                                 ----              ----------                 -----
Total                                                           2,538            $353,944,440                100.00%


                  Next Adjustment Dates for the Mortgage Loans

                                                                          Aggregate         % of Aggregate
                                                                  Principal Balance      Principal Balance
                                                    Number        Outstanding as of      Outstanding as of
           Month of Next Adjustment Date          of Loans         the Cut-Off Date       the Cut-off Date
           -----------------------------          --------         ----------------       ----------------
           08/01/1998                                    1                  $32,793                 0.01%
           09/01/1998                                    1                  125,515                 0.04
           10/01/1998                                   16                2,628,695                 0.74
           11/01/1998                                   26                3,015,695                 0.85
           12/01/1998                                   28                3,766,157                 1.06
           01/01/1999                                   31                4,759,286                 1.34
           02/01/1999                                    5                  837,939                 0.24
           03/01/1999                                    6                1,239,024                 0.35
           04/01/1999                                   60               10,500,025                 2.97
           05/01/1999                                  183               27,764,248                 7.84
           06/01/1999                                   71               10,582,273                 2.99
           07/01/1999                                  129               21,559,366                 6.09
           11/01/1999                                    1                  191,542                 0.05
           12/01/1999                                   15                1,593,888                 0.45
           01/01/2000                                   10                1,277,249                 0.36
           02/01/2000                                    9                1,022,044                 0.29
           03/01/2000                                   16                1,721,931                 0.49
           04/01/2000                                  295               40,442,993                11.43
           05/01/2000                                  639               86,260,681                24.37
           06/01/2000                                  405               55,511,721                15.68
           07/01/2000                                  591               79,111,376                22.35
                                                     -----            -------------                -----
                        Totals                       2,538             $353,944,440               100.00%

As of the Cut-off Date, the weighted average next Adjustment Date of the Mortgage Loans was February 1, 2000.


The Index

         As of any Adjustment Date, the Index applicable to the determination of the Mortgage Rate on each Mortgage Loan will be the average of the interbank offered rates for six-month United States dollar deposits in the London market ("Six-Month LIBOR") as published in The Wall Street Journal and as most recently available as of the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.

         In the event that the Index becomes unavailable or otherwise unpublished, the Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from FNMA, which rates may differ from the rates of the Index, which is six-month LIBOR as published in The Wall Street Journal as described above. The table does not purport to be representative of the subsequent rates of the Index which will be used to determine the Mortgage Rate on each Mortgage Loan.

                                                                 Year
                         ---------------------------------------------------------------------------------------
Month                    1998       1997      1996       1995      1994      1993      1992      1991       1990
January                  5.75%     5.71%     5.34%       6.69%     3.39%    3.44%      4.25%     7.13%       8.44%
February                 5.78      5.68      5.29        6.44      4.00     3.33       4.38      6.89        8.44
March                    5.80      5.96      5.52        6.44      4.25     3.38       4.55      6.53        8.69
April                    5.87      6.08      5.42        6.31      4.63     3.31       4.27      6.31        9.00
May                      5.81      6.01      5.64        6.06      5.00     3.44       4.25      6.19        8.50
June                     5.87      5.94      5.84        5.88      5.25     3.56       4.13      6.56        8.44
July                     5.82      5.83      5.92        5.88      5.33     3.56       3.63      6.31        8.05
August                             5.86      5.74        5.94      5.33     3.44       3.63      5.88        8.19
September                          5.85      5.75        5.99      5.69     3.38       3.31      5.69        8.42
October                            5.80      5.58        5.95      6.00     3.50       3.64      5.36        8.06
November                           6.04      5.55        5.74      6.44     3.52       3.89      4.94        8.38
December                           6.01      5.62        5.56      7.00     3.50       3.64      4.25        7.56



Underwriting Standards; Representations

         The Depositor acquired the Mortgage Loans from Merrill Lynch Mortgage Capital Inc., an affiliate, which acquired the Mortgage Loans from the Mortgage Loan Originator pursuant to a Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of June 1, 1998. All of the Mortgage Loans were originated or acquired by the Mortgage Loan Originator, generally in accordance with the underwriting criteria described herein. The information set forth in the following paragraphs has been provided by the Mortgage Loan Originator and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         The Mortgage Loan Originator's underwriting standards are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. All of the Mortgage Loans were underwritten with a view toward the resale thereof in the secondary mortgage market. The Mortgage Loan Originator considers, among other things, a mortgagor's credit history, repayment ability and debt service-to-income ratio ("Debt Ratio"), as well as the value, type and use of the mortgaged property. The Mortgage Loans generally bear higher rates of interest than mortgage loans that are originated in accordance with FNMA and FHLMC standards, and may experience rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner. Unless prohibited by state law or otherwise waived by the Mortgage Loan Originator upon the payment by the related mortgagor of higher origination fees and a higher Mortgage Rate, a majority of the Mortgage Loans provide for the payment by the mortgagor of a prepayment charge on certain full or partial prepayments made within one year, two years or three years from the date of origination of the related Mortgage Loan as described under "--General" above. The amount of the prepayment charge is as provided in the related Mortgage Note but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the original principal balance of the related Mortgage Loan.

         Substantially all of the Mortgage Loans originated by the Mortgage Loan Originator are based on loan application packages submitted through mortgage brokerage companies. These brokers must meet minimum standards set by the Mortgage Loan Originator based on an analysis of the following information submitted with an application for approval: resumes of the principals, company financial statements, applicable state lending license (in good standing) and satisfactory credit report. Once approved, mortgage brokerage companies are eligible to submit loan application packages in compliance with the terms of a signed broker agreement.

         The Mortgage Loan Originator has two underwriting programs, the Standard Program and the Direct Access Program, and three documentation programs within each, the Full Documentation Program, the Limited Income Verification Program (the "LIV") and the No Income Verification Program (the "NIV"). While each underwriting program is intended to assess the risk of default, the Direct Access Program makes use of credit bureau risk scores (the "Credit Bureau Risk Score"). The Credit Bureau Risk Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company ("Fair, Isaac") and the three national credit repositories--Equifax, Trans Union and Experian (formerly
TRW). The Credit Bureau Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from the 300s to the 900s. Although the Credit Bureau Risk Scores are based solely on the information at the particular credit repository, such Credit Bureau Risk Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

         The Direct Access Program was developed to simplify the origination process for the mortgage brokerage companies approved by the Mortgage Loan Originator. In contrast to assignment of credit grades according to traditional Non-Agency credit assessment methods, i.e., mortgage and other credit delinquencies and problems, Direct Access relies upon a borrower's Credit Bureau Risk Score initially to determine a borrower's likely future credit performance. Mortgage brokerage companies are able to access Credit Bureau Risk Scores at the initial phases of the loan application process and use the score to determine a borrower's interest rate based upon the Mortgage Loan Originator's Direct Access Program risk-based pricing matrix (subject to final loan approval by the Mortgage Loan Originator).

         Under the Direct Access Program, the Mortgage Loan Originator requires that the Credit Bureau Risk Score of the primary borrower (the borrower with the highest income) be used to determine program eligibility. Credit Bureau Risk Scores must be obtained from at least two national credit repositories, with the lower of the two scores being utilized in program eligibility determination. If Credit Bureau Risk Scores are obtained from three credit repositories, the middle of the three scores can be utilized. In all cases, a borrower's complete credit history must be detailed in the credit report that produces a given Credit Bureau Risk Score or the borrower is not eligible for the Direct Access Program. Generally, the minimum Credit Bureau Risk Score allowed under the Direct Access Program is 550. The weighted average Credit Bureau Risk Score of the Mortgage Loans underwritten in accordance with the Direct Access Program is 654.

         The Credit Bureau Risk Score, along with LTV, is an important tool in assessing the creditworthiness of a Direct Access borrower. However, these two factors are not the only considerations in underwriting a Direct Access loan. The Mortgage Loan Originator's underwriting staff fully reviews each Direct Access loan to determine whether the Mortgage Loan Originator's guidelines for income, assets, employment and collateral are met.

         All of the Mortgage Loans were underwritten by the Mortgage Loan Originator's underwriters having the appropriate signature authority. Each underwriter is granted a level of authority commensurate with their proven judgment, maturity and credit skills. On a case by case basis, the Mortgage Loan Originator may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low LTV, low Debt Ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial portion of the Mortgage Loans to be included in the Mortgage Pool may represent such underwriting exceptions.

         The Mortgage Loan Originator's underwriters verify the income of each applicant under various documentation programs as follows: under the Full Documentation Program, applicants are generally required to submit verification of stable income for the two year period preceding the application. Under the LIV Program, the borrower is qualified based on the income stated on the application and applicants are generally required to submit verification of adequate cash flow to meet credit obligations for the 12 month period preceding the application.

Under the NIV Program, applicants are qualified based on monthly income as stated on the mortgage application. For A1 and A- credit grades and Direct Access loans with a credit score greater than or equal to 600, bank statements (for 12 to 24 months) are acceptable as full documentation. In all cases, the income stated must be reasonable and customary for the applicant's line of work. Although the income is not verified under the LIV and NIV Programs, a preclosing audit generally will confirm that the business exists. Verification may be made through phone contact to the place of business, obtaining a valid business license or through Dun and Bradstreet Information Services.

         The applicant must have a sufficiently established credit history to qualify for the appropriate credit grade under the Standard Program (as described below) or the appropriate Credit Bureau Risk Score range under the Direct Access Program. This credit history is substantiated by a two repository merged report prepared by an independent credit report agency. The report typically summarizes the applicant's entire credit history, and generally includes a seven year public record search for each address where the applicant has lived during the two years prior to the issuance of the credit report and contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. Under the Standard Program, the applicant must generally provide a letter explaining all late payments on mortgage debt and, generally, consumer (non-mortgage) debt within the last two years and credit inquiries made within the last 90 days. In some instances, borrowers with a minimal credit history are eligible for financing under the Standard and Direct Access Programs.

         The Mortgage Loan Originator originates loans secured by 1-4 unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. The Mortgage Loan Originator's guidelines are applied in accordance with a procedure which complies with applicable federal and state laws and regulations and generally require an appraisal of the mortgaged property which conforms to FHLMC and/or FNMA standards; and if appropriate, a review appraisal. Generally, appraisals are provided by appraisers approved by the Mortgage Loan Originator. Review appraisals may only be provided by appraisers approved by the Mortgage Loan Originator. In some cases, the Mortgage Loan Originator relies on a statistical appraisal methodology provided by a third party.

         Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in most states to become approved to do business with the Mortgage Loan Originator. Each appraisal includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be a desk, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises. Under the Standard Program, the Mortgage Loan Originator's guidelines permit single-family loans with maximum LTVs at origination of up to 90% on A1 and A- credit grades. Lower LTVs generally are required in the B, C and D credit grades, depending on the type and occupancy of the property. In general, the maximum loan amount for mortgage loans originated under the Standard Program is $550,000, however mortgage loans on a case by case basis may be originated with higher balances subject to Corporate Office approval.

         The Mortgage Loan Originator requires title insurance on all mortgage loans secured by liens on real property. The Mortgage Loan Originator also requires that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related residential loan or the replacement cost of the property, whichever is less. None of the mortgage loans will be covered by a primary mortgage insurance policy.

         The Mortgage Loan Originator conducts a number of quality control procedures, including a post-funding compliance audit as well as a full re-underwriting of a random selection of loans to assure asset quality. Under the compliance audit, all loans are reviewed to verify credit grading, documentation compliance and data accuracy. Under the asset quality procedure, a random selection of each month's originations is reviewed. The loan review confirms the existence and accuracy of legal documents, credit documentation, appraisal analysis and underwriting decision. A report detailing audit findings and level of error is sent monthly to each branch for response. The audit findings and branch responses are then reviewed by the Mortgage Loan Originator's senior management. Adverse findings are tracked monthly and over a rolling six month period. This review procedure allows the Mortgage Loan

Originator to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

         Under the mortgage loan programs, various risk categories are used to grade the likelihood that the applicant will satisfy the repayment conditions of the loan. These risk categories establish the maximum permitted LTV and loan amount, given the occupancy status of the mortgaged property and the applicant's credit history and Debt Ratio. In general, higher credit risk mortgage loans are graded in categories which permit higher Debt Ratios and more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies; however these loan programs establish lower maximum LTVs and maximum loan amounts for loans graded in such categories. In all categories under the Standard Program, for purposes of determining whether a prospective mortgagor has been 30-days late, the Mortgage Loan Originator uses a "rolling 30-day period," i.e. a continuous sequence of 30-day late payments will be considered as a single 30-day late payment.

         Equity Refinance transactions are defined as those instances where the borrower receives the lesser of 1% of the new loan amount or $1,000 cash-in-hand. Funds used for debt consolidation are not included in this amount.

         The Mortgage Loan Originator's guidelines under the Direct Access Program generally have the following criteria for borrower eligibility for the specified Credit Bureau Risk Score range.

         "620 and higher": Collections, charge-offs, or judgments not affecting title with individual balances of $1,000 or less may remain open after the funding of the loans unless the time elapsed since the collection, charge-off, or judgment is less than three years. No liens or judgments affecting title may remain open after the funding of the loan. The maximum LTV of 90% is permitted for owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units. LTVs for non-owner occupied properties and second homes are limited to 80%. The Debt Ratio generally may not exceed 50% or, if the LTV does not exceed 80%, the Debt Ratio may not exceed 60%. Debt Ratios greater than 55% generally require a predetermined minimum gross income.

         "600-619": Collections, charge-offs, or judgments not affecting title with individual balances of $1,000 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment is less than three years. No liens or judgments affecting title may remain open after the funding of the loan. A maximum LTV of 90% is permitted for a purchase, rate/term, debt consolidation or cash-out transaction on an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and reduced by 5% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 80%. The Debt Ratio generally may not exceed 55% or, if the LTV does not exceed 75%, the Debt Ratio may not exceed 60%. Debt Ratios greater than 55% generally require a predetermined minimum gross income.

         "570-599": Collections, charge-offs, or judgments not affecting title with individual balances of $1,500 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment is less than two years. No liens or judgments affecting title may remain open after the funding of the loan. A maximum LTV of 85% is permitted for a purchase, rate/term, debt consolidation or cash-out transaction. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and reduced by 5% on properties with rural characteristics. LTVs for non-owner occupied properties are limited to 70% and second homes are limited to 75%. Generally, the Debt Ratio may not exceed 50% for an LTV greater than 80% and may be up to 55% for LTVs less than 80%. The Debt Ratios may reach 60% for LTVs less than 70%. Debt Ratios greater than 55% generally require a predetermined minimum gross income.

         "550-569": Collections, charge-offs, or judgments not affecting title with individual balances of $2,500 or less may remain open after the funding of the loan unless the time elapsed since the collection, charge-off, or judgment is less than 12 months. No liens or judgments affecting title may remain open after the funding of the loan. A maximum LTV of 80% is permitted for a purchase, rate/term, debt consolidation or cash-out transaction. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of 2-4 units and reduced by 5% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 65%.

The Debt Ratio must be 60% or less. Debt Ratios greater than 55% generally require a predetermined minimum gross income.

         For all of the above, collections, charge-offs, judgments and liens not affecting title may remain open for LTVs less than or equal to 75%. For Credit Scores greater than 600, bank statements are considered the same as full documentation for salaried and self-employed borrowers. Twenty-four (24) months personal or business statements are required to 90% LTV and 12 months to 80% LTV.

         The Mortgage Loan Originator's guidelines under the Standard Program generally have the following categories and criteria for grading the potential likelihood that an applicant will satisfy the repayment obligations of a mortgage loan:

         "A1": Within the A1 risk category, the applicant must have demonstrated steady employment over the last two years. The applicant must have generally repaid installment and revolving debt according to its terms with a maximum of 25% of total credit no more than 30 days delinquent in the past 12 months. A maximum of one 30-day late payment, and no 60-day late payments within the last 12 months is permitted on an existing mortgage loan on the primary residence of the applicant for LTVs up to and including 85% (no 30-day late payments are permitted for LTVs greater than 85%). Collections, charge-offs, or judgments not affecting title with individual balances of $500 or less may remain after the funding of the loan. No liens or judgments affecting title to the property may remain open after the funding of the loan. No bankruptcy, discharge or notice of default filings may have occurred during the preceding three years. The mortgaged property must be in at least average condition. A maximum LTV of 90% is permitted for an owner occupied single family property. The maximum LTV ratio generally is reduced by 5% on a mortgaged property consisting of two-to-four units and reduced by 5% on properties with rural characteristics. LTVs for non-owner occupied properties and second homes are limited to 80%. The Debt Ratio generally may not exceed 45%.

         "A-": Within the A- risk category, the applicant must have demonstrated steady employment over the last two years. The applicant generally must have repaid installment and revolving debt according to its terms with a maximum of 50% of total credit no more than 30 days delinquent in the last twelve months, except for isolated minor occurrences up to 60 days delinquent. A maximum of two 30-day late payments are permitted on an existing mortgage loan on the primary residence of the applicant. Collections, charge-offs or judgments not affecting title with balances of $1,000 or less may remain open after the funding of the loan unless the time elapsed since the occurrence is less than three years. No liens or judgments affecting title to the property may remain open. No bankruptcy discharge may have occurred during the preceding two years while no notice of default filing may have occurred during the preceding three years. The mortgaged property must be in at least average condition. A maximum LTV of 90% is permitted for a purchase and 85% for a refinance mortgage loan on an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and reduced by 5% on properties with rural characteristics. LTVs for non-owner occupied properties generally are limited to 80% purchase, 75% refinance, and second homes are limited to 80% purchase or refinance. Generally, the Debt Ratio may not exceed 47%, however this may be allowed to increase to 55% based on reduced LTVs. Debt Ratios greater than 50% generally require a predetermined minimum monthly gross income.

         "B": Within the B risk category, the applicant must have demonstrated steady employment over the last two years. The applicant must have generally repaid installment and revolving debt according to its terms with a maximum of one 90-day late payment permitted on any account in the last 12 months. A maximum of four 30-day late payments and no 60-day late payments, or three 30-day late payments and one 60-day late payment within the last 12 months are permitted on an existing mortgage loan on the primary residence of the applicant. The mortgage may be no more than 30 days delinquent at closing. No bankruptcy, discharge or notice of default filings may have occurred during the preceding two years. For LTVs of 75% and less, the bankruptcy may have been discharged at least 12 months (instead of 24 months). Collections, charge-offs, or judgments not affecting title with balances of $1,500 or less may remain open after the funding of the loan unless the time elapsed since the occurrence is less than two years. No liens or judgments affecting title to the property may remain open after the funding of the loan. The mortgaged property must be in at least average condition. A maximum LTV of 80% is permitted for an owner occupied single family property. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and reduced by 5% on properties with rural characteristics. LTVs for non-owner occupied properties generally are limited to 70% and second homes are limited to 75%. Generally the Debt Ratio must be 50% or less, but this may increase to 60% at reduced LTVs. Debt Ratios greater than 50% generally require a predetermined minimum monthly gross income.

         "C": Within the C risk category, the applicant must have demonstrated steady employment over the last 12 months. The applicant may have experienced significant credit problems in the past. Consumer credit derogatory items may not exceed one 120-days delinquent on any account in the last 12 months. A maximum of six 30-day, two 60-day, and one 90-day late payments within the last 12 months are permitted on an existing mortgage loan on the primary residence of the applicant. An existing mortgage loan may be no more than 90 days delinquent at settlement. No notice of foreclosure filing may have occurred during the preceding 12 months. For LTVs of greater than 70%, no bankruptcy filing or discharge may have occurred during the preceding 12 months. For LTVs of 70% or less, no seasoning or re-established credit is required for bankruptcies. Collections, charge-offs, or judgments not affecting title with balances of $2,500 or less may remain open after the funding of the loan unless the time elapsed since the occurrence is less than two years. The mortgaged property must be in at least average condition. A maximum LTV of 80% is permitted for an owner occupied single family property, while 65% is permitted for non-owner occupied properties or second homes. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units and reduced by 5% on properties with rural characteristics. Generally the Debt Ratio must be 55% or less, but this may increase to 60% at reduced LTVs. Debt Ratios greater than 50% generally require a predetermined minimum monthly gross income.

         "D": Within the D risk category, the applicant may have experienced significant credit problems in the past. The existing mortgage loan can generally be no more than 120 days delinquent at the time of loan closing. Any foreclosure must be consummated prior to loan closing. An open Notice of Default
(NOD) may be paid through loan proceeds on an owner occupied primary residence only to a maximum 65% LTV. No seasoning or reestablished credit is required for bankruptcies. Collections, charge-offs, or judgments not affecting title to the property may remain open after the funding of the loan. All liens and judgments affecting title to the property must be paid in full at closing. The mortgaged property must be in at least average condition. A maximum LTV of 70% is permitted for an owner occupied single family property only. The maximum LTV generally is reduced by 5% on a mortgaged property consisting of two-to-four units. Generally, the Debt Ratio may not exceed 60%. Debt Ratios greater than 50% generally require a predetermined minimum monthly gross income.

         Under the Standard Program borrowers are generally eligible for one or two risk upgrades if the payment history for all mortgage liens indicates no thirty-day late payment within the past twelve months.

         For all of the above, collections, charge-offs, judgments and liens not affecting title to the property may remain open for LTVs less than or equal to 75%. For A1 and A- Programs, bank statements are considered the same as full documentation for salaried and self-employed borrowers. Twenty-four (24) months personal or business statements are required to 90% LTV and 12 months to 80% LTV.

         The Mortgage Loan Originator will make representations and warranties with respect to the Mortgage Loans as of the Closing Date. The Mortgage Loan Originator will be obligated to repurchase or substitute for Mortgage Loans in respect of which a material breach of the representations and warranties it has made has occurred (other than those breaches which have been cured). For a discussion of the representations and warranties made and the repurchase obligation, see "Description of the Agreements--Representations and Warranties; Repurchases" in the Prospectus.

                            YIELD ON THE CERTIFICATES

Certain Shortfalls in Collections of Interest

         When a principal prepayment in full is made on a Mortgage Loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of such prepayment, instead of for a full month. When a partial principal prepayment is made on a Mortgage Loan, the mortgagor is charged interest on the amount of such prepayment up to the date of such prepayment and not for the balance of the month in which such prepayment is made. Principal prepayments in full received, and partial principal prepayments applied, from the first day of a month through the Determination Date in such month (other than the month of the Cut-off Date) will be distributed on the Distribution Date in the same month thereby eliminating any shortfall to Certificateholders. Principal prepayments in full received and partial principal prepayments applied after the Determination Date in a month (or, in the case of the first Distribution Date, from the Cut-off Date through the thirtieth day of the month preceding such Distribution Date) will be distributed on the Distribution Date in the following month. Regarding the interest shortfalls attributable to the latter full and partial prepayments by the mortgagors on the Mortgage Loans ("Prepayment Interest Shortfalls"), the Servicer will be obligated to pay from its own funds such shortfalls, but only to the extent of its Servicing Fee for the related Collection Period. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" herein. In addition, the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), to any Mortgage Loan will adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on such Mortgage Loan. The effect of any shortfalls resulting from the application of the Relief Act, will be to reduce the aggregate amount of interest collected that is available for distribution to Certificateholders. See "Certain Legal Aspects of the Mortgage Loans--Soldiers' and Sailors' Civil Relief Act of 1940" in the Prospectus.

General Prepayment Considerations

         The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of such Mortgage Loans as the same change to accommodate changes in the Mortgage Rates and by the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the Depositor or the Mortgage Loan Originator, as the case may be). The Mortgage Loans generally may be prepaid by the mortgagors at any time; however, as described under "The Mortgage Pool" herein, with respect to a majority of the Mortgage Loans, a prepayment may subject the related mortgagor to a prepayment charge, which will not be available to holders of the Offered Certificates. In addition, the Mortgage Loans are assumable in connection with the conveyance of the related Mortgaged Property by persons who meet the then current credit standards of the Servicer for mortgage loans similar to the Mortgage Loans.

         Prepayments, liquidations and repurchases of the Mortgage Loans will result in distributions in respect of principal to the Holders of the Offered Certificates then entitled to receive such distributions that otherwise would be distributed over the remaining terms of the Mortgage Loans. See "Maturity and Prepayment Considerations" in the Prospectus. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of the Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to prepayments on the Mortgage Loans. Further, in the case of Offered Certificates purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of Offered Certificates purchased at a premium, an investor should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on the yield to maturity of an investor in the Offered Certificates. As a result, the effect on an investor's yield of principal payments occurring on the Mortgage Loans at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate, and the prepayment charges imposed in connection with prepayments on certain of the Mortgage Loans will have an uncertain effect on the rate and timing of prepayments on the

Mortgage Loans. Moreover, the timing of prepayments on the Mortgage Loans may significantly affect the actual yield to maturity on the Offered Certificates, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

         The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayment (and refinancing) would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The existence of the Periodic Rate Cap, Maximum Mortgage Rates and Minimum Mortgage Rates also may affect the prepayment experience on the Mortgage Loans. In addition, the prepayment experience on the Delayed First Adjustment Date Mortgage Loans may differ from that on the other Mortgage Loans, especially as they approach their first Adjustment Date. At such time, the prepayment experience on the Delayed First Adjustment Date Mortgage Loans may be more sensitive to relatively small changes in market interest rates. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of the Certificates. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates generally are higher for mortgage loans used to refinance an existing mortgage loan than on mortgage loans used to purchase a home. In the event of a mortgagor's default on a Mortgage Loan, other than as provided by the overcollateralization provisions of the Trust Fund, there can be no assurance that recourse will be available beyond the specific Mortgaged Property pledged as security for repayment. See "The Mortgage Pool--Underwriting Standards; Representations" herein.

Special Yield Considerations with Respect to the Mortgage Loans

         The Mortgage Rates on the Mortgage Loans adjust semiannually (in the case of the Delayed First Adjustment Date Mortgage Loans, after an initial period of one or two years) based upon the Index, whereas the Pass-Through Rates on the Offered Certificates adjust monthly based upon One-Month LIBOR as described under "Description of the Certificates--Calculation of One-Month LIBOR" herein, subject to the Available Funds Pass-Through Rate. As a result, increases in the Pass-Through Rates on the Offered Certificates may be limited for extended periods in a rising interest rate environment. In addition, because each Pass-Through Rate is determined, to some extent, by the Mortgage Rates on the Mortgage Loans, disproportionate prepayments of Mortgage Loans with Mortgage Rates above the then current weighted average Mortgage Rate may adversely affect the Pass-Through Rate on one or more Classes of Offered Certificates by lowering the Available Funds Pass-Through Rate. Investors should note that approximately 75.09% of the Mortgage Loans are two year Delayed First Adjustment Date Mortgage Loans and approximately 20.93% of the Mortgage Loans are one year Delayed First Adjustment Date Mortgage Loans. The interest due on the Mortgage Loans during any Collection Period may not equal the amount of interest that would accrue at One-Month LIBOR plus the applicable Pass-Through Margin during the related Interest Accrual Period in which case the applicable Pass-Through Rate will be limited to the Available Funds Pass-Through Rate. Although Holders of the Offered Certificates are entitled to receive from and to the limited extent of funds available therefor as described herein, any related LIBOR Carryover Amount, there can be no assurance that such funds will be available or, if available, sufficient for such purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any LIBOR Carryover Amount. Since the Pass-Through Margin is different for each Class of Offered Certificates, it is possible that, on any particular Distribution Date, the LIBOR Rate applicable to one or more Classes of Offered Certificates, may be less than the Available Funds Pass-Through Rate, while the LIBOR Rate applicable to one or more other Classes of Offered Certificates may exceed the Available Funds Pass-Through Rate. In addition, the Index and One-Month LIBOR may respond differently to economic and market factors. Thus, it is possible, that if both One-Month LIBOR and the Index rise during the same period, One-Month LIBOR may rise more rapidly than the Index or may rise higher than the Index. In addition, the Index and/or One-Month LIBOR may not move at the same time or in the same direction as market interest rates generally. It is possible that market interest rates may fall at the same time that One-Month LIBOR and/or the Index is rising.

The Subordinated Certificates

         The weighted average lives of, and the yields to maturity on, the Subordinated Certificates, in increasing order of their numerical Class designations, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a Subordinated Certificate, the actual yield to maturity of such Certificate may be lower than the yield expected by such Holder based on such assumption. The timing of losses on the Mortgage Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Applied Realized Loss Amounts on the Mortgage Loans will reduce the Class Certificate Balance of the applicable Class of Subordinated Certificates (and if the Subordinated Certificates are no longer outstanding, will reduce the Class Certificate Balance of the Class A Certificates), without the receipt of cash attributable to such reduction. As a result of such reductions, less interest will accrue on such Class of Subordinated Certificates (or Class A Certificates) than otherwise would be the case.

         The Principal Remittance Amount includes the net proceeds in respect of principal received upon liquidation of a Liquidated Mortgage Loan. If such net proceeds are less than the unpaid principal balance, the Pool Principal Balance will decline more than the aggregate Class Certificate Balance of the Offered Certificates, thereby reducing the Overcollateralization Amount. If such difference is not covered by the Overcollateralization Amount, or the application of the Monthly Excess Cashflow Amount, the Class of Subordinated Certificates then outstanding with the highest numerical Class designation will bear such loss as a result of the application of Applied Realized Loss Amounts. In addition, the Subordinated Certificates will not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event (unless all of the Certificates with a higher payment priority have been paid in full). Because of the disproportionate distribution of principal of the Class A Certificates, depending on the timing of Realized Losses, the Subordinated Certificates may bear a disproportionate percentage of the Realized Losses on the Mortgage Loans.

         For all purposes, the Class B Certificates will be deemed to have the highest numerical Class designation and the lowest payment priority of any Class of Subordinated Certificates.

Weighted Average Lives

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Offered Certificates will be influenced by the rate at which principal on the Mortgage Loans is paid, which may be in the form of scheduled payments or prepayments (including prepayments of principal by the borrower as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the Mortgage Loans), and the timing thereof.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption") assumes a prepayment rate of 25% CPR. The Constant Prepayment Rate model ("CPR") assumes that the outstanding principal balance of a pool of mortgage loans prepays at a specified constant annual rate or CPR. In generating monthly cash flows, this rate is converted to an equivalent constant monthly rate. To assume 25% CPR or any other CPR percentage is to assume that the stated percentage of the outstanding principal balance of the pool is prepaid over the course of a year. No representation is made that the Mortgage Loans will prepay at 25% CPR or at any other rate. Neither the prepayment model used herein nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans included in the Mortgage Pool.

         The tables following the next paragraph indicate the percentage of the initial Class Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of the Prepayment Assumption and the corresponding weighted average lives. The tables are based on the following assumptions (the "Modeling Assumptions"): (i) the Mortgage Pool consists of Mortgage Loans with the characteristics set forth in the table below, (ii) distributions on such Certificates are received, in cash, on the 20th day of each month, commencing in October 1998, (iii) the Mortgage Loans prepay at the percentages of the Prepayment Assumption indicated, (iv) no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the Mortgage Loans and no shortfalls due to the application of the Relief Act are incurred, (v) none of the Depositor, the Mortgage Loan Originator, the holder of the Class X Certificates, the Servicer or any other person purchases from the Trust Fund any Mortgage Loan pursuant to any obligation or option under the Agreement, except as indicated in footnote two in the tables, (vi) scheduled monthly payments on the Mortgage Loans are received on the first day of each month commencing in September 1998, and are computed prior to giving effect to any prepayments received in the prior month, and the number of days of accrual on the Mortgage Loans in the first accrual period is the same as the number of days in the first Interest Accrual Period for the Certificates, (vii) prepayments representing payment in full of individual Mortgage Loans are received on the last day of each month commencing in September 1998, and include 30 days' interest thereon, (viii) the scheduled monthly payment for each Mortgage Loan is calculated based on its principal balance, Mortgage Rate, original term to maturity and remaining term to maturity such that the Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Mortgage Loan by its remaining term to maturity, (ix) the Certificates are purchased on September 25, 1998, (x) the Index remains constant at 5.41406% per annum and the Mortgage Rate on each Mortgage Loan is adjusted on the next Adjustment Date (and on subsequent Adjustment Dates if necessary) to equal the Index plus the applicable Gross Margin, subject to the applicable Periodic Rate Cap, (xi) One-Month LIBOR remains constant at 5.58594% per annum,
(xii) the monthly payment on each Mortgage Loan is adjusted on the Due Date immediately following the next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal a fully amortizing monthly payment as described in clause (viii) above, and (xiii) the Expense Fee Rate is equal to 0.5125% per annum.

                  Hypothetical Mortgage Loans (6 Month LIBOR):

                                                                                 Original   Remaining       Periodic
                                                          Maximum      Minimum    Term to     Term to        Cap (%)
         Principal    Months to   Interest      Gross    Interest     Interest   Maturity    Maturity       Initial/
       Balance ($)  Rate Change     Rate %   Margin %      Rate %       Rate %   (Months)    (Months)     Subsequent
       -----------  -----------   --------   --------    --------     --------   --------    --------     ----------

    2,007,367.36            2       8.583      5.402      14.485        8.485       360         357           1/1
    1,957,151.92            2       8.686      5.459      14.686        8.686       360         357           1/1
    3,455,143.21            3       8.227      4.888      14.167        8.167       360         357           1/1
    5,484,902.26            3       8.813      5.571      14.813        8.813       360         358           1/1
    8,104,813.58            8       9.457      5.612      15.457        9.457       360         357           2/1
   56,824,399.52            8       8.488      4.794      14.488        8.488       360         357           2/1
    4,932,102.21            8       8.932      5.276      14.932        8.932       360         357           2/1
    3,744,446.23            8       9.379      5.674      15.379        9.379       360         357           2/1
   27,133,508.69           20       8.93       4.85       14.93         8.93        360         357           3/1
   20,785,622.04           20      10.17       5.825      16.17        10.17        360         357           3/1
   17,779,125.43           21       9.759      5.625      15.759        9.759       360         358           3/1
  201,735,857.09           21       8.97       4.971      14.967        8.97        360         357           3/1


         There will be discrepancies between the characteristics of the actual Mortgage Loans and the characteristics assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the initial Class Certificate Balance outstanding (and the weighted average life) of each Class of Offered Certificates set forth in the tables. In addition, since the actual Mortgage Loans will have characteristics that differ from those assumed in preparing the tables set forth below and, since it is not likely the level of the Index will remain constant as assumed, each Class of Offered Certificates may mature earlier or later than indicated by the tables. Variations in the prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Class Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the Prepayment Assumption.

                             Percent of Initial Class Certificate Balance Outstanding


                                                      Class A Certificates
                              ----------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR     20% CPR      25% CPR      30% CPR      35% CPR     40% CPR
-----------------              ------     -------     -------      -------      -------      -------     -------
Initial Percentage                100         100         100          100          100         100          100
September 20, 1999                 99          82          76           70           64          58           52
September 20, 2000                 98          66          57           48           39          31           24
September 20, 2001                 98          53          41           31           22          14            7
September 20, 2002                 97          42          33           25           19          14            7
September 20, 2003                 96          35          26           19           13           9            0
September 20, 2004                 95          30          21           14            9           0            0
September 20, 2005                 94          25          16           10            0           0            0
September 20, 2006                 92          21          13            0            0           0            0
September 20, 2007                 91          18          10            0            0           0            0
September 20, 2008                 90          15           0            0            0           0            0
September 20, 2009                 88          12           0            0            0           0            0
September 20, 2010                 86          10           0            0            0           0            0
September 20, 2011                 84           9           0            0            0           0            0
September 20, 2012                 81           0           0            0            0           0            0
September 20, 2013                 79           0           0            0            0           0            0
September 20, 2014                 76           0           0            0            0           0            0
September 20, 2015                 73           0           0            0            0           0            0
September 20, 2016                 69           0           0            0            0           0            0
September 20, 2017                 65           0           0            0            0           0            0
September 20, 2018                 61           0           0            0            0           0            0
September 20, 2019                 56           0           0            0            0           0            0
September 20, 2020                 50           0           0            0            0           0            0
September 20, 2021                 44           0           0            0            0           0            0
September 20, 2022                 39           0           0            0            0           0            0
September 20, 2023                 33           0           0            0            0           0            0
September 20, 2024                 28           0           0            0            0           0            0
September 20, 2025                 21           0           0            0            0           0            0
September 20, 2026                 14           0           0            0            0           0            0
September 20, 2027                  0           0           0            0            0           0            0
Weighted Avg. Life in
 Years (1)(2)                   20.52        4.65        3.46         2.70         2.16        1.74         1.39
Weighted Avg. Life in           20.56        5.02        3.76         2.95         2.36        1.91         1.54
 Years (1)(3)


----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.
(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is 10% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.
(3)   Assumes that the Certificates remain outstanding to their maturity date.

                                     Percent of Initial Class Certificate Balance Outstanding

                                                      Class M-1 Certificates
                              ----------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR     25% CPR      30% CPR      35% CPR     40% CPR
-----------------              ------     -------      -------     -------      -------      -------     -------
Initial Percentage                100        100          100          100         100          100         100
September 20, 1999                100        100          100          100         100          100         100
September 20, 2000                100        100          100          100         100          100         100
September 20, 2001                100        100          100          100         100          100         100
September 20, 2002                100        100           81           63          47           39          70
September 20, 2003                100         87           64           47          33           23           0
September 20, 2004                100         73           51           35          23            0           0
September 20, 2005                100         62           40           26           0            0           0
September 20, 2006                100         52           32            0           0            0           0
September 20, 2007                100         43           25            0           0            0           0
September 20, 2008                100         36            0            0           0            0           0
September 20, 2009                100         30            0            0           0            0           0
September 20, 2010                100         25            0            0           0            0           0
September 20, 2011                100         21            0            0           0            0           0
September 20, 2012                100          0            0            0           0            0           0
September 20, 2013                100          0            0            0           0            0           0
September 20, 2014                100          0            0            0           0            0           0
September 20, 2015                100          0            0            0           0            0           0
September 20, 2016                100          0            0            0           0            0           0
September 20, 2017                100          0            0            0           0            0           0
September 20, 2018                100          0            0            0           0            0           0
September 20, 2019                100          0            0            0           0            0           0
September 20, 2020                100          0            0            0           0            0           0
September 20, 2021                100          0            0            0           0            0           0
September 20, 2022                 96          0            0            0           0            0           0
September 20, 2023                 83          0            0            0           0            0           0
September 20, 2024                 69          0            0            0           0            0           0
September 20, 2025                 53          0            0            0           0            0           0
September 20, 2026                 35          0            0            0           0            0           0
September 20, 2027                  0          0            0            0           0            0           0
Weighted Avg. Life in            26.95       8.77         6.53         5.22        4.51         4.21        4.22
 Years (1)(2)
Weighted Avg. Life in            27.04       9.59         7.20         5.75        4.95         4.57        4.54
 Years (1)(3)


----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.
(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is 10% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.
(3)   Assumes that the Certificates remain outstanding to their maturity date.

                                     Percent of Initial Class Certificate Balance Outstanding


                                                     Class M-2 Certificates
                              --------------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR     20% CPR      25% CPR      30% CPR      35% CPR     40% CPR
-----------------              ------     -------     -------      -------      -------      -------     -------
Initial Percentage                100        100         100          100          100          100         100
September 20, 1999                100        100         100          100          100          100         100
September 20, 2000                100        100         100          100          100          100         100
September 20, 2001                100        100         100          100          100          100         100
September 20, 2002                100        100          81           63           47           35          26
September 20, 2003                100         87          64           47           33           23           0
September 20, 2004                100         73          51           35           23            0           0
September 20, 2005                100         62          40           26            0            0           0
September 20, 2006                100         52          32            0            0            0           0
September 20, 2007                100         43          25            0            0            0           0
September 20, 2008                100         36           0            0            0            0           0
September 20, 2009                100         30           0            0            0            0           0
September 20, 2010                100         25           0            0            0            0           0
September 20, 2011                100         21           0            0            0            0           0
September 20, 2012                100          0           0            0            0            0           0
September 20, 2013                100          0           0            0            0            0           0
September 20, 2014                100          0           0            0            0            0           0
September 20, 2015                100          0           0            0            0            0           0
September 20, 2016                100          0           0            0            0            0           0
September 20, 2017                100          0           0            0            0            0           0
September 20, 2018                100          0           0            0            0            0           0
September 20, 2019                100          0           0            0            0            0           0
September 20, 2020                100          0           0            0            0            0           0
September 20, 2021                100          0           0            0            0            0           0
September 20, 2022                 96          0           0            0            0            0           0
September 20, 2023                 83          0           0            0            0            0           0
September 20, 2024                 69          0           0            0            0            0           0
September 20, 2025                 53          0           0            0            0            0           0
September 20, 2026                 35          0           0            0            0            0           0
September 20, 2027                  0          0           0            0            0            0           0
September 20, 2028
Weighted Avg. Life in            26.95       8.77        6.53         5.20         4.41         3.98        3.76
 Years (1) (2)
Weighted Avg. Life in            27.03       9.43        7.06         5.61         4.76         4.26        4.00
 Years (1) (3)

----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.
(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is 10% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.
(3) Assumes that the Certificates remain outstanding to their maturity date.

                                     Percent of Initial Class Certificate Balance Outstanding


                                                       Class B Certificates
                              ---------------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR     25% CPR      30% CPR      35% CPR      40% CPR
-----------------              ------     -------      -------     -------      -------      -------      -------
Initial Percentage                100         100          100         100          100          100         100
September 20, 1999                100         100          100         100          100          100         100
September 20, 2000                100         100          100         100          100          100         100
September 20, 2001                100         100          100         100          100          100         100
September 20, 2002                100         100           81          63           47           35          21
September 20, 2003                100          87           64          47           32           17           0
September 20, 2004                100          73           51          35           17            0           0
September 20, 2005                100          62           40          22            0            0           0
September 20, 2006                100          52           31           0            0            0           0
September 20, 2007                100          43           21           0            0            0           0
September 20, 2008                100          36            0           0            0            0           0
September 20, 2009                100          29            0           0            0            0           0
September 20, 2010                100          21            0           0            0            0           0
September 20, 2011                100          15            0           0            0            0           0
September 20, 2012                100           0            0           0            0            0           0
September 20, 2013                100           0            0           0            0            0           0
September 20, 2014                100           0            0           0            0            0           0
September 20, 2015                100           0            0           0            0            0           0
September 20, 2016                100           0            0           0            0            0           0
September 20, 2017                100           0            0           0            0            0           0
September 20, 2018                100           0            0           0            0            0           0
September 20, 2019                100           0            0           0            0            0           0
September 20, 2020                100           0            0           0            0            0           0
September 20, 2021                100           0            0           0            0            0           0
September 20, 2022                 96           0            0           0            0            0           0
September 20, 2023                 83           0            0           0            0            0           0
September 20, 2024                 69           0            0           0            0            0           0
September 20, 2025                 53           0            0           0            0            0           0
September 20, 2026                 35           0            0           0            0            0           0
September 20, 2027                  0           0            0           0            0            0           0
September 20, 2028
Weighted Avg. Life in            26.92       8.67         6.45        5.12         4.32         3.83        3.54
 Years (1)(2)
Weighted Avg. Life in            26.95       8.86         6.61        5.24         4.42         3.91        3.60
 Years (1)(3)

----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.
(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is 10% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.
(3) Assumes that the Certificates remain outstanding to their maturity date.

         There is no assurance that prepayments of the Mortgage Loans will conform to any of the levels of the Prepayment Assumption indicated in the table above, or to any other level, or that the actual weighted average life of any Class of Offered Certificates will conform to any of the weighted average lives set forth in the table above. Furthermore, the information contained in the table with respect to the weighted average lives is not necessarily indicative of the weighted average lives that might be calculated or projected under different or varying prepayment or Index level assumptions. The characteristics of the Mortgage Loan will differ from those assumed in preparing the table above. In addition, it is unlikely that any Mortgage Loan will prepay at any constant percentage until maturity, that all of the Mortgage Loans will prepay at the same rate or that the level of the Index will remain constant or any level for any period of time. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments and the level of the Index is consistent with the expectations of investors.

Final Scheduled Distribution Dates

         The Final Scheduled Distribution Date of each Class of Offered Certificates is set forth under "Summary of Prospectus Supplement." The Final Scheduled Distribution Date for the Class A Certificates has been calculated on the basis of the Modeling Assumptions and the assumptions that there are no prepayments and no Monthly Excess Interest Amounts are used to create overcollateralization. The Final Scheduled Distribution Date for each other Class of Offered Certificates has been set to equal the Distribution Date in the thirteenth month after the month of maturity of the latest maturing Mortgage Loan. Since the rate of distributions in reduction of the Class Certificate Balance of each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans, the Class Certificate Balance of any such Class could be reduced to zero significantly earlier or later than the Final Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.

                        DESCRIPTION OF THE CERTIFICATES

General

         The Certificates will consist of (i) the Class A Certificates (the "Class A Certificates"), (ii) the Class M-1 Certificates and the Class M-2 Certificates (collectively, the "Mezzanine Certificates"), (iii) the Class B Certificates (collectively with the Mezzanine Certificates, the "Subordinated Certificates"), (iv) the Class BB Certificates (the "Class BB Certificates"),
(v) the Class X Certificates (the "Class X Certificates"), and (vi) the Class R Certificates (the "Residual Certificates" and with the Class BB Certificates and the Class X Certificates, the "Non-Offered Certificates"). Only the Class A Certificates and the Subordinated Certificates (collectively, the "Offered Certificates") are offered hereby. The Non-Offered Certificates, which are not being offered hereby, may be sold at any time on or after the Closing Date in accordance with the Agreement.

         The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years (the "Mortgage Loans"). The Class A Certificates evidence an initial beneficial interest in the Trust Fund of 86.25% and the Class M-1, Class M-2 and Class B Certificates evidence initial beneficial interests in the Trust Fund of 6.00%, 4.75% and 3.00%, respectively.

         The "Class Certificate Balance" of any Class of Certificates as of any Distribution Date is the initial Class Certificate Balance thereof reduced by the sum of (i) all amounts previously distributed to Holders of Certificates of such Class as payments of principal and (ii) in the case of any Class of Offered Certificates, any Applied Realized Loss Amounts allocated to such Class.

         All distributions to Holders of the Offered Certificates, other than the final distribution on the Offered Certificates, will be made by or on behalf of the Trustee to the persons in whose names such Offered Certificates are registered at the close of business on each Record Date. Such distributions will be made either (i) by check mailed to the address of each such Certificateholder as it appears in the Certificate Register or (ii) upon written request to the Trustee at least five business days prior to the relevant Record Date by any Holder of Offered Certificates having an aggregate initial Certificate Principal Balance that is in excess of $5,000,000 by wire transfer in immediately available funds to the account of such Certificateholder specified in the request. The final distribution on any Class of Offered Certificates will be made in like manner, but only upon presentment and surrender of such Certificates at the corporate trust office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

Book-Entry Registration and Definitive Certificates

         The Offered Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Offered Certificates will initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be CEDE & Co. ("CEDE"). No Certificate Owner will be entitled to receive a certificate representing such person's interest, except as set forth below. Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to the Offered Certificates refer to actions taken by DTC upon instructions from its Participants (as defined below), and all references herein to distributions, notices, reports and statements to Certificateholders with respect to the Offered Certificates refer to distributions, notices, reports and statements to DTC or CEDE, as the registered holder of the Offered Certificates, for distribution to Certificate Owners in accordance with DTC procedures.

         Holders of Offered Certificates may hold their Certificates through DTC (in the United States) or CEDEL, S.A. ("CEDEL" ) or the Euroclear System ("Euroclear") in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems.

         CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for CEDEL and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Depositary" and collectively the "Depositaries"). Transfers between Participants (as defined below) will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants (each as defined below) will occur in accordance with their respective rules and operating procedures.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Beneficial owners of the Offered Certificates ("Certificate Owners") or prospective owners, as the case may be, that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in the Offered Certificates may do so only through Participants and Indirect Participants. In addition, such Certificate Owners will receive all distributions of principal and interest on the Offered Certificates from the Trustee or the applicable paying agent through DTC and its Participants. Under a book-entry format, Certificateholders may receive payments after the related Distribution Date because, while payments are required to be forwarded to CEDE & Co., as nominee for DTC on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. The only "Certificateholder" (as such term is used in the Agreement) will be CEDE & Co., as nominee of DTC, and the

Certificate Owners will not be recognized by the Trustee as Certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of Certificate Owners under the Agreement only indirectly through DTC and its Participants who in turn will exercise their rights though DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal of and interest on the Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners.

         Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain other entities, the ability of a Certificate Owner to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time-zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services including lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, and not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly. The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear system and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash with Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences." CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited.

         Certificates initially issued as Book-Entry Certificates will be issued as Definitive Certificates only if (i) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as nominee and depository with respect to the Certificates and the Servicer is unable to locate a qualified successor or
(ii) the Depositor, at its option, elects to terminate the book-entry system through DTC or (iii) if Holders of Offered Certificates evidencing not less than 51% of the Voting Rights advise the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Certificates. Upon surrender by DTC of the certificate or certificates representing such Certificates and instructions for registration, the Trustee will issue such Certificates in the form of Definitive Certificates as Certificateholders under the Agreement and such Holders of Definitive Certificates will deal directly with the Trustee with respect to transfers, notices and distributions. In the event that Definitive Certificates are issued or DTC ceases to be the clearing agency for the Certificates, the Agreement will provide that the applicable Certificateholders will be notified of such event.

Calculation of One-Month LIBOR

         The Pass-Through Rates for the first Distribution Date will be determined on the second business day preceding the Closing Date and for each subsequent Distribution Date will be determined on the second business day prior to the immediately preceding Distribution Date (each such date, an "Interest Determination Date"). The Trustee will determine the London interbank offered rate for one-month U.S. dollar deposits ("One-Month LIBOR") for the next Interest Accrual Period on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section: "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the Interest Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) which are not controlling, controlled by, or under common control with, the Depositor or the Mortgage Loan Originator.

         On each Interest Determination Date, One-Month LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

          (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%).

          (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.001%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean or (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

         The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to each Class of Offered Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

Interest Distributions

         On each Distribution Date the Interest Remittance Amount will be distributed in the following order of priority:

         First, to the Trustee, the Trustee Fee;

         Second, to the Holders of the Class A Certificates, the related Accrued Certificate Interest plus the Class A Interest Carry Forward Amount;

         Third, to the extent of the Interest Remittance Amount then remaining, to the Holders of the Class M-1 Certificates, the related Accrued Certificate Interest;

         Fourth, to the extent of the Interest Remittance Amount then remaining, to the Holders of the Class M-2 Certificates, the related Accrued Certificate Interest;

         Fifth, to the extent of the Interest Remittance Amount then remaining, to the Holders of the Class B Certificates, the related Accrued Certificate Interest; and

         Sixth, the amount, if any, of the Interest Remittance Amount remaining in the Certificate Account after application with respect to the priorities set forth above is defined as the "Monthly Excess Interest Amount" for such Distribution Date and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         "Accrued Certificate Interest" means the interest accrued during the related Interest Accrual Period on the Class Certificate Balance of such Class of Offered Certificates at the then-applicable Pass-Through Rate, subject to reduction only in the event of shortfalls caused by the Relief Act.

         "Interest Carry Forward Amount" means for any class of Certificates and any Distribution Date the sum of (a) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on such class on such prior Distribution Date and (b) interest on such excess at the applicable Pass-Through Rate for the actual number of days elapsed since the prior Distribution Date.

         "Interest Remittance Amount" means, as of any Determination Date, the sum, without duplication, of (i) all interest due and collected or advanced during the related Collection Period on the Mortgage Loans (less the Servicing Fee, certain amounts available for reimbursement of Monthly Advances and Servicing Advances as described below under "-Advances" and certain other reimbursable expenses pursuant to the Agreement), (ii) all Compensating Interest paid by the Servicer on such Determination Date and (iii) the portion of any payment in connection with any substitution, Purchase Price or Net Liquidation Proceeds relating to interest; provided that with respect to the first Collection Period, the Interest Remittance Amount shall be reduced by an amount equal to five days of interest due and collected or advanced on the Mortgage Loans.

         The "Interest Accrual Period" for any Distribution Date is the period from the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date. All distributions of interest will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.

Pass-Through Rates

         The Pass-Through Rate on each Class of Offered Certificates on each Distribution Date will be a rate per annum equal to the least of (i) One-Month LIBOR (as defined herein) plus the applicable Pass-Through Margin (the "LIBOR Rate"), (ii) the Available Funds Pass-Through Rate for such Distribution Date, and (iii) the weighted average Expense Adjusted Maximum Mortgage Rate for all Mortgage Loans. The "Pass-Through Margin" for each Class of Offered Certificates will be as set forth below; provided, however, that for each Interest Accrual Period beginning after the Distribution Date on which the aggregate Stated Principal Balance (as defined herein) of the Mortgage Loans is 10% or less of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (the "Cut-off Date Pool Principal Balance") each such Pass-Through Margin will be doubled for the Senior Certificates and increased by 50% for the Subordinated Certificates:

                Class                           Pass-Through Margin
                -----                           -------------------
                  A                                   0.20%
                  M-1                                 0.48%
                  M-2                                 0.68%
                  B                                   1.75%

         The "Available Funds Pass-Through Rate" will be, with respect to any Distribution Date, the per annum rate equal to the percentage obtained by dividing (x) the amount of interest that accrued on the Mortgage Loans in respect of the related Collection Period at the weighted average of the related Mortgage Rates applicable to monthly payments due on such Mortgage Loans during such Collection Period, reduced by the Expense Fee Rate, by (y) the product of (i) the aggregate Class Certificate Balance and (ii) the actual number of days elapsed during such Interest Accrual Period divided by 360.

         The "Expense Adjusted Maximum Mortgage Rate" on any Mortgage Loan is equal to the applicable Maximum Mortgage Rate thereon minus the sum of (i) the Trustee Fee Rate, and (ii) the Servicing Fee Rate (collectively, the "Expense Fee Rate"). For any Distribution Date, the Trustee Fee Rate is 0.0125% per annum and the Servicing Fee Rate is 0.50% per annum.

         The Pass-Through Rate on each Class of Offered Certificates for the current Interest Accrual Period, to the extent it has been determined, and for the immediately preceding Interest Accrual Period may be obtained by telephoning the Trustee at (713) 216-5884.

Principal Distributions

         With respect to each Distribution Date (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero.

         In the event that on any Distribution Date on or after the Stepdown Date on which a Trigger Event is in effect the Holders of the Class A Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class A Certificates has been reduced to zero. Once the Class Certificate Balance of the Class A Certificates has been reduced to zero, the Holders of the Class M-1 Certificates will be entitled to receive 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero. Similarly if the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero, the Holders of the Class M-2 Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero. Finally, if the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero, the Holders of the Class B Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class B Certificates has been reduced to zero.

         With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Holders of all Classes of Offered Certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below and to the extent of the Principal Distribution Amount:

         First, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount will be distributed to the Class A Certificates, until the Class Certificate Balance thereof has been reduced to zero;

         Second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause First above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

         Third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause First above and the amount distributed to the Class M-1 Certificates in clause Second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

         Fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to Clause First above, the amount distributed to the Class M-1 Certificates pursuant to Clause Second above and the amount distributed to the Class M-2 Certificates pursuant to

Clause Third above and (y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

         Fifth, any amount of the Principal Remittance Amount remaining after making all of the distributions in Clauses First, Second, Third and Fourth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         "Class A Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the Class Certificate Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 69.5% and
(ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,769,722.

         "Class M-1 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 81.5% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,769,722.

         "Class M-2 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.0% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,769,722.

         "Class B Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and
(iv) the Class Certificate Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.0% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $1,769,722.

         "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date, provided that on the first Distribution Date principal due during the period from the Cut-off Date to the related Determination Date will be distributed, which will reduce the amount available on such Distribution Date for distribution as Extra Principal Distribution Amount.

         "Liquidated Mortgage Loan" means as to any Distribution Date, a Mortgage Loan with respect to which the Servicer has determined, in accordance with the servicing procedures specified in the Agreement, as of the end of the preceding Collection Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan have been recovered.

         "Overcollateralization Amount" means as of any Distribution Date the excess, if any, of (x) the Pool Principal Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Class Certificate Balance of all Classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

         "Overcollateralization Deficiency" means, as of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Class Certificate Balances of all Classes of the Offered Certificates resulting from the distribution of the Principal Remittance Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "Overcollateralization Release Amount" means, with respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Targeted
Overcollateralization Amount for such Distribution Date.

         "Principal Distribution Amount" means as of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

         "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available therefor as described herein the amount equal to the sum (less certain amounts available for reimbursement of Monthly Advances and Servicing Advances as described below under "-Advances" and certain other reimbursable expenses pursuant to the Agreement) of the following amounts (without duplication) with respect to the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan received by the Servicer during such Collection Period, including all full and partial principal prepayments and any Advances with respect thereto, (ii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Collection Period, (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to such Collection Period and (iv) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed.

         "Senior Enhancement Percentage" for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Principal Balance as of the last day of the related Collection Period.

         "Senior Specified Enhancement Percentage" on any date of determination thereof means 30.50%.

         "60+ Day Delinquent Loan" means each Mortgagee Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

         "Stepdown Date" means the earlier to occur of (i) the later to occur of (x) the Distribution Date in October 2001 and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage and (ii) the Distribution Date on which the Class Certificate Balance of the Class A Certificates has been reduced to zero.

         "Targeted Overcollateralization Amount" means as of any Distribution Date, (x) prior to the Stepdown Date, 1.5% of the initial Class Certificate Balance of the Pool Principal Balance and (y) on and after the Stepdown Date and assuming a Trigger Event is not in effect, the greater of (i) 3.0% of the Pool Principal Balance as of the last day of the related Collection Period and
(ii) $1,769,722. If a Trigger Event is in effect on and after the Stepdown Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

         A "Trigger Event" has occurred on a Distribution Date if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds one-half of the Senior Enhancement Percentage; provided, that if the Class Certificate Balance of the Class A Certificates has been reduced to zero, a Trigger Event will have occurred if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds 15.25%.

Credit Enhancement

         The credit enhancement consists of the subordination of the Subordinated Certificates to the Class A Certificates, the further subordination of each other Class of Subordinated Certificates that is junior in priority of distribution, the priority of the application of the Applied Realized Loss Amounts and the overcollateralization provisions of the Trust Fund as described herein.

         The rights of the holders of the Subordinated Certificates to receive distributions with respect to the Mortgage Loans will be subordinated, to the extent described herein, to such rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of their scheduled monthly payment of interest and principal and to afford such Certificateholders protection against Realized Losses. The protection afforded to the holders of the Class A Certificates by means of the subordination of the Subordinated Certificates will be accomplished by the preferential right of the holders of the Class A Certificates to receive, prior to any distribution being made on a Distribution Date in respect of the Subordinated Certificates, the amounts of interest due them and principal available for distribution on such Distribution Date.

         In addition, the rights of the holders of the Class M-2 and Class B Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the holders of the Class A Certificates and the Class M-1 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates and the Class M-1 Certificates of the amount of interest due them and principal available for distribution and to afford such Certificateholders with protection against losses.

         The rights of the holders of the Class B Certificates to receive distributions will be subordinated in the same manner to such rights of the holders of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates of the amount of interest due them and principal available for distribution and to afford such Certificateholders with protection against losses.

         The protection afforded to the Class B Certificateholders against losses is provided by the Overcollateralization Amount and the Monthly Excess Cashflow Amounts, as described below.

Allocation of Losses

         If a Mortgage Loan becomes a Liquidated Mortgage Loan during a Collection Period, the Net Liquidation Proceeds relating thereto and allocated to principal may be less than the Stated Principal Balance of such Mortgage

Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses will, in effect, be absorbed first by the Class R Certificates (through the application of the Monthly Excess Interest Amount to fund such deficiency, as well as through a reduction in the Overcollateralization Amount).

         If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Class Certificate Balance of the Offered Certificates exceeds the Pool Principal Balance as of the end of the related Collection Period, such excess will be allocated against the Class B, Class M-2, Class M-1 and Class A Certificates, in that order and until the respective Class Certificate Balances thereof are reduced to zero. Any allocation of such excess in reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." Any such reduction of a Class Certificate Balance will not be reversed or reinstated. However, on future Distribution Dates, Certificateholders of the related Class may receive amounts in respect of prior reductions in the related Class Certificate Balances as described below. Such subsequent payments will be applied in the reverse of the order set forth above.

Application of Monthly Excess Cashflow Amounts

         The weighted average Available Funds Pass-Through Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Offered Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Offered Certificates. This excess interest for a Collection Period, together with interest on the Overcollateralization Amount itself, is the "Monthly Excess Interest Amount."

         The required level of overcollateralization for any Distribution Date is the Targeted Overcollateralization Amount. The Targeted
Overcollateralization Amount is initially (i.e., prior to the Stepdown Date) $5,309,167.

         If Realized Losses not accounted for by an application of the Monthly Excess Interest Amount occur, such Realized Losses will result in an Overcollateralization Deficiency (since it will reduce the Pool Principal Balance without giving rise to a corresponding reduction of the aggregate Class Certificate Balance). The cashflow priorities of the Trust Fund require that, in this situation, an Extra Principal Distribution Amount be paid (subject to the availability of any Monthly Excess Cashflow Amount in subsequent months) for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

         On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "step-down." If the Targeted Overcollateralization Amount is permitted to "step-down" on a Distribution Date, the Agreement permits a portion of the Principal Remittance Amount for such Distribution Date not to be passed through as a distribution of principal on such Distribution Date. This has the effect of decelerating the amortization of the Offered Certificates relative to the Pool Principal Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount. This portion of the Principal Remittance Amount not distributed as principal on the Offered Certificates therefore releases overcollateralization from the Trust Fund. The amount of such releases are the "Overcollateralization Release Amounts."

         On any Distribution Date, the sum of the Monthly Excess Interest Amount and the Overcollateralization Release Amount is the "Monthly Excess Cashflow Amount", which is required to be applied in the following order of priority on such Distribution Date:

          (1)  to fund the Class A Interest Carry Forward Amount, if any;

          (2) to fund the Extra Principal Distribution Amount for such Distribution Date;

          (3)  to fund the Class M-1 Interest Carry Forward Amount, if any;

          (4) to fund the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

          (5)  to fund the Class M-2 Interest Carry Forward Amount, if any;

          (6) to fund the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

          (7)  to fund the Class B Interest Carry Forward Amount, if any;

          (8) to fund the Class B Realized Loss Amortization Amount for such Distribution Date;

          (9) to fund the aggregate amount of LIBOR Carryover Amount, among all Classes of Offered Certificates in proportion to the respective LIBOR Carryover Amounts for each such Class in the same priority order as interest distributions;

          (10) to fund a distribution to the Holders of the Class BB
               Certificates;

          (11) to fund a distribution to the Holders of the Class X Certificates; and

          (32) to fund a distribution to the Holders of the Class R
               Certificates.

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         "Class B Applied Realized Loss Amount" means, as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

         "Class B Realized Loss Amortization Amount" means, as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Class B Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of
(i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-1 Interest Carry Forward Amount, the Class M-2 Interest Carry Forward Amount and the Class B Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class M-1 Applied Realized Loss Amount" means, as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

         "Class M-1 Realized Loss Amortization Amount" means, as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Class M-1 Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount and the Class M-1 Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class M-2 Applied Realized Loss Amount" means, as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

         "Class M-2 Realized Loss Amortization Amount" means, as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Class M-2 Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Interest Carry Forward Amount, the Class M-1 Realized Loss Amortization Amount and the related Class M-2 Interest Carry Forward Amount, in each case for such Distribution Date.

         "Unpaid Realized Loss Amount" means for any Class of Subordinated Certificates and as to any Distribution Date, the excess of (x) the aggregate cumulative amount of related Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates over (y) the aggregate, cumulative amount of related Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

Monthly Advances

         Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced by the Servicer before each Distribution Date its own funds in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee Rate, that were due during the related Collection Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure (any such advance, a "Monthly Advance").

         Monthly Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Monthly Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Servicer will not be required to make any Monthly Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.

         All Monthly Advances will be reimbursable to the Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Monthly Advances were made. In addition, any Monthly Advances or Servicing Advances previously made in respect of any Mortgage Loan that are deemed by the Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In the event the Servicer fails in its obligations to make any such advance, the Trustee will be obligated to make any such advance, to the extent required in the Agreement.

                        POOLING AND SERVICING AGREEMENT

General

         The Certificates will be issued pursuant to the Agreement, a form of which is filed as an exhibit to the Registration Statement. The Trust Fund created under the Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related Mortgage Notes, Mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans received after the Cut-off Date (other than payments due on or before the Cut-off Date), together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Agreement and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Mortgage Loan Originator. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust Fund, the terms and conditions of the Agreement and the Offered Certificates. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee, located in New York, New York. The Depositor will provide to a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Agreement. Requests should be addressed to the Secretary, Merrill Lynch Mortgage Investors, Inc.

Assignment of the Mortgage Loans

         The Depositor will deliver to the Trustee with respect to each Mortgage Loan (i) the original Mortgage Note endorsed without recourse to the Trustee to reflect the transfer of the Mortgage Loan, (ii) the original Mortgage with evidence of recording indicated thereon and (iii) an original assignment of the Mortgage in recordable form to the Trustee, reflecting the transfer of the Mortgage Loan. Such assignments of Mortgage Loans are required to be recorded by or on behalf of the Depositor in the appropriate offices for real property records. The Trustee, concurrently with the Depositor's assignment, will deliver the Certificates to the Depositor in exchange for the Mortgage Loans.

The Servicer

         The Mortgage Loans will be serviced on behalf of the Trust Fund by Litton Loan Servicing, Inc., a Texas corporation ("Litton" or the "Servicer"). The information set forth in the following paragraphs has been provided by Litton and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         The Servicer was incorporated in July, 1988 and, as of June 1, 1998, employs 118 individuals. The main office of the Servicer is located at 5373 W. Alabama, Houston, Texas 77056. The Servicer is currently a Fannie Mae and Freddie Mac approved servicer and an approved FHA and VA lender with a servicing portfolio in excess of $1.62 billion. The Servicer specializes in servicing sub-performing mortgage loans and entering into workouts with the related mortgagors. The Servicer is currently owned by Enhance Financial Services Group Inc. Pursuant to a pending transaction, its business will be transferred to Litton Loan Servicing LP, a newly organized limited partnership in which substantially all the general and limited partnership interests will be owned, directly or indirectly, by Enhance Financial Services Group Inc., Mortgage Guarantee Insurance Corporation and C-Bass Holding, LLC. Other transactions for which the Servicer acts a servicer include Housing Securities, Inc. 1995-RP1, C-BASS ABS, LLC 1997-1, C-BASS ABS, LLC 1997-3 and The Prudential Home Mortgage Securities Company, Inc., Series 1990-09, Series 1990-14, Series 1991-05, Series 1991-10, Series 1991-14, Series 1991-20,
Series 1991-20, Series 1992-06, Series 1992-12, Series 1992-16 and Series
1992-23.

         Delinquency and Foreclosure Experience. The following table sets forth the delinquency and foreclosure experience of the mortgage loans serviced by the Servicer as of the date indicated. The Servicer's portfolio of mortgage loans may differ significantly from the Mortgage Loans in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the Mortgage Loans will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans. The actual delinquency experience on the Mortgage Loans will depend, among other things, upon the value of the real estate securing such Mortgage Loans and the ability of the related mortgagor to make required payments. It should be noted that the Servicer's business emphasizes to a certain degree the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans, and the Servicer has been an active participant in the market for such servicing rights over the past several months. The acquisition of such servicing rights may have affected the delinquency and foreclosure experience of the Servicer in the period ending on June 30, 1998 as compared with the period ending on October 31, 1997.

                    Delinquency and Foreclosure Experience(1)


                                     As of June 30, 1998                              As of March 31, 1998
                        ----------------------------------------------    --------------------------------------------
                                                         % by                                              % by
                            No. of      Principal       Principal          No. of       Principal        Principal
                            Loans       Balance(2)       Balance           Loans        Balance(2)        Balance
                            -----       ----------       -------           -----        ----------        -------
Current Loans               28,592  $1,358,431,533.56     69.20%           29,126   $1,339,335,987.57      76.37%
Period of Delinquency(3)
   30-59                     3,107     158,356,269.97      8.07%            2,430      123,204,198.18       7.03%
   60-89                     1,360      70,479,618.27      3.59%            1,125       53,425,183.07       3.05%
   90 Days or More           2,590     125,284,462.13      6.38%            1,997       86,073,182.86       4.90%
                             -----     --------------   --------            -----       -------------       ----
     Total Delinquencies     7,057     354,120,350.37     18.04%            5,552      262,702,564.11      14.99%
Foreclosure/Bankruptcies(4)  2,887     194,386,724.29      9.90%            1,359       98,123,421.75       5.59%
Real Estate Owned              773      56,232,714.87      2.86%              721       53,608,648.59       3.06%
                        ----------------------------------------------    --------------------------------------------

Total Portfolio             39,309  $1,963,171,323.09     100.0%           36,758   $1,753,770,622.02       100.00%
                            ======  =================     ======           ======   =================       ======


                                             As of December 31, 1997
                                  ------------------------------------------
                                                                  % by
                                   No. of      Principal        Principal
                                   Loans       Balance(2)        Balance
                                   -----       ----------        -------

Current Loans                      28,982  $1,360,468,859.99      80.48%
Period of Delinquency(3)
   30-59                            2,534     111,026,183.71       6.57%
   60-89                              728      29,739,191.62       1.76%
   90 Days or More                  1,348      50,772,586.46       3.00%
                                 ---------  ------------------     -----
     Total Delinquencies            4,610     191,537,962.00      11.33%
Foreclosure/Bankruptcies(4)         1,344      98,380,747.30       5.82%
Real Estate Owned                     427      39,978,357.34       2.37%
                                 -------------------------------------------

Total Portfolio                    35,363   1,690,365,926.42      100.0%
                                   ======   ================      ======


(1) The table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated.

(2) For Real Estate Owned properties, the Principal Balance is at the time of foreclosure.

(3) No mortgage loan is included in this section of the table as delinquent until it is 30 days past due.

(4) Exclusive of the number of loans and Principal Balance shown in Period of Delinquency.

         It is unlikely that the delinquency experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency experience of the Servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Servicer's mortgage servicing portfolio (which may differ substantially from the Mortgage Pool with respect to credit underwriting standards and other factors) only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool. There can be no assurance that the Mortgage Loans comprising the Mortgage Pool will perform in a manner consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

The Trustee

         The Chase Manhattan Bank, a New York banking corporation, will act as Trustee for the Certificates pursuant to the Agreement. The Trustee's offices for notices under the Agreement are located at 450 West 33rd Street, New York, New York 10001, Attention: Structured Finance Services and its telephone number is (212) 946-3246. The principal compensation to be paid to the Trustee in respect of its obligations under the Agreement will be equal to accrued interest at the Trustee Fee Rate of 0.0125% per annum on the Stated Principal Balance of each Mortgage Loan. The Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of the Agreement) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the Agreement, other than any loss, liability or expense (i) resulting from the Servicer's actions or omissions in connection with the Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee under the Agreement or (iii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Agreement.

Servicing and Other Compensation and Payment of Expenses

         The principal compensation to be paid to the Servicer in respect of it servicing activities for the Certificates will be equal to accrued interest at the Servicing Fee Rate of 0.50% per annum, in each case with respect to each Mortgage Loan on the Stated Principal Balance of each Mortgage Loan. As additional servicing compensation, the Servicer is entitled to retain all assumption fees, late payment charges and other fees and charges (other than prepayment penalties) to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Certificate Account and any escrow accounts. The Servicer will be obligated to offset any Prepayment Interest Shortfall on any Distribution Date (payments made by the Servicer in satisfaction of such obligation, "Compensating Interest") to the extent of the Servicing Fee for such Distribution Date. The Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Servicer in connection with its responsibilities with respect to the Mortgage Loans and is entitled to reimbursement therefor as provided in the Agreement.

Voting Rights

         Certain actions specified in the Prospectus that may be taken by holders of Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of Voting Rights. The percentage of the Voting Rights allocated among Holders of the Offered Certificates (other than the Class X Certificates) will be 97%; the percentage of the Voting Rights allocated to the Holders of the Class X Certificates will be 2%; and the percentage of the Voting Rights allocated among Holders of the Class R Certificates will be 1%. The Voting Rights allocated to each Class of Certificates will be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates.

Termination

         The circumstances under which the obligations created by the Agreement will terminate in respect of the Certificates are described in "Description of the Certificates--Termination" in the Prospectus. The Depositor will have the right to purchase all remaining Mortgage Loans and any properties acquired in respect thereof and thereby effect early retirement of the Certificates on any Distribution Date following the Collection Period during which the aggregate principal balance of the Mortgage Loans and such properties at the time of purchase is 10% or less of the Cut-off Date Pool Principal Balance. In the event the Depositor exercises such option, the purchase price payable in connection therewith generally will be equal to par plus accrued interest for each Mortgage Loan at the related Mortgage Rate to but not including the first day of the month in which such repurchase price is distributed. In the event the Depositor exercises such option, the portion of the purchase price allocable to the each Class of Offered Certificates will be, to the extent of available funds (i) 100% of the then outstanding Class Certificate Balance thereof, plus (ii) one month's interest on the then outstanding Class Certificate Balance thereof at the then applicable Pass-Through Rate, plus (iii) any previously accrued but unpaid interest thereon, plus (iv) any related LIBOR Carryover Amount. In no event will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in the Agreement. See "Description of the Certificates--Termination" in the Prospectus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

         The Trust Agreement provides that the Trust Fund, exclusive of the rights of the Offered Certificates to receive interest payments in excess of the weighted average interest rate that accrued on the Mortgage Loans in respect of the related Collection Period (the "Cap Contract") which is held by the Trust Fund in the Basis Risk Reserve Fund, will comprise multiple REMICs organized in a tiered REMIC structure. Each Lower Tier REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the Lower Tier REMICs and the Upper Tier REMIC will designate a single class of interests as the residual interest in that REMIC. The Class R Certificate will represent beneficial ownership of the residual interests in each of the REMICs. Elections will be made to treat each Lower Tier REMIC and the Upper Tier REMIC as a REMIC for federal income tax purposes.

         Each Class of Offered Certificates and the Class X Certificates will represent beneficial ownership of a corresponding class of regular interests issued by the Upper Tier REMIC. In addition, each of the Offered Certificates will represent a beneficial interest in the right to receive payments under the cap contract from the Basis Risk Reserve Fund.

         Upon the issuance of the Offered Certificates, Brown & Wood LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the Trust Agreement, for federal income tax purposes, each Lower Tier REMIC and the Upper Tier REMIC will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, Tax Counsel will deliver an opinion to the effect that the Basis Risk Reserve Fund is an "outside reserve fund" that is beneficially owned by the holders of the Class X Certificates. Moreover, Tax Counsel will deliver an opinion to the effect that the rights of the holders of the Offered Certificates to receive payments from the Basis Risk Reserve Fund represent, for federal income tax purposes, interests in an interest rate cap contract.

Taxation of Regular Interests

         A holder of a Class of Offered Certificates will be treated for federal income tax purposes as owning an interest in the corresponding Class of Regular Interest in the Upper Tier REMIC and an interest in the Cap Contract. A holder of an Offered Certificate must allocate its purchase price for the Offered Certificate between its two components - the REMIC Regular Interest component and the Cap Contract component. For information reporting purposes, the Trustee will assume that, with respect to any Offered Certificate, the Cap Contract component will have only nominal value relative to the value of the Regular Interest component. The Internal Revenue Service (the "IRS") could, however, argue that the Cap Contract component has a greater value than that allocated, and if that argument were to be sustained, the Regular Interest component could be viewed as having been issued with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Certain Federal Income Tax Consequences - Taxation of Owners REMIC Regular Certificates - Original Issue Discount and Premium" in the Prospectus.

         For federal income tax reporting purposes, it is expected that the Offered Certificates will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, premium and market discount, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a constant rate of 25% CPR. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

         The IRS has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the Offered Certificates should be aware that the OID Regulations do not adequately address certain issues relevant to, or are not applicable to, securities such as the Offered Certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to such Certificates, and because the rules of the OID Regulations relating to debt instruments having an adjustable rate of interest are limited in their application in ways that could preclude their application to such Certificates even in the absence of
Section 1272(a)(6) of the Code, the IRS could assert that the Offered Certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other manner not yet set forth in regulations. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

         It appears that a reasonable method of reporting original issue discount with respect to the Offered Certificates if such Certificates are required to be treated as issued with original issue discount generally would be to report all income with respect to such Certificates as original issue discount for each period, computing such original issue discount (i) by assuming that the value of the applicable Index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on such Certificates, thereby treating such Certificates as fixed rate instruments to which the original issue discount computation rules described in the Prospectus can be applied, and (ii) by accounting for any positive or negative variation in the actual value of the applicable Index in any period from its assumed value as a current adjustment to original issue discount with respect to such period. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

         Upon the sale, exchange, or other disposition of an Offered Certificate, the holder must allocate the amount realized between the two components of the Offered Certificate based on the relative fair market values of those components at the time of sale. Assuming that an Offered Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Cap Contract component should be capital gain or loss, and gain or loss on the disposition of the Regular Interest component should, subject to the limitation described below, be capital gain or loss. Gain attributable to the Regular Interest component of an Offered Certificate will be treated as ordinary income, however, to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the holder's gross income with respect to the Regular Interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in Section 1274(d) of the Code determined as of the date of purchase of the Offered Certificate over (ii) the amount actually included in such holder's income.

         The Offered Certificates will be treated as assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code, generally in the same proportion that the assets in the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code, generally to the extent that the Offered Certificates are treated as "real estate assets" under
Section 856(c)(4)(A) of the Code. Investors are cautioned that since the Offered Certificates comprise rights in addition to the rights under the Offered Regular Interests, the Offered Certificates will not in their entirety constitute assets described in Section 7701(a)(19) of the

Code or real estate assets described in Section 856(c)(4)(A) of the Code, and income earned on the Offered Regular Certificates will qualify as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code only to the extent that the income reflects the income so qualifying earned by the Offered Regular Interests. The Offered Certificates also will not be treated as "qualified mortgages" under Section 860G(a)(3) of the Code in their entirety and may not be appropriate investments for REMICs. See "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

         As indicated above, a portion of the purchase price paid by a holder to acquire an Offered Certificate will be attributable to the Cap Contract component of such Offered Certificate. The portion of the overall purchase price attributable to the Cap Contract component must be amortized over the life of an Offered Certificate, taking into account the declining balance of the related Regular Interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract. Under one method - the level yield constant interest method - the price paid for an interest rate cap is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Holders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Cap Contract component of an Offered Certificate.

         Any payments made to a holder from the Basis Risk Reserve Fund will be treated as periodic payments on an interest rate cap contract. To the extent the sum of such periodic payments for a year exceeds that year's amortized costs of the Cap Contract components, such excess is ordinary income. If for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

         It is not anticipated that the Trust Fund will engage in any transactions that would subject it to the prohibited transactions tax as defined in Section 860F(a)(2) of the Code, the contributions tax as defined in
Section 860G(d) of the Code or the tax on net income from foreclosure property as defined in Section 860G(c) of the Code. However, in the event that any such tax is imposed on the Trust Fund, such tax will be borne (i) by the Trustee, if the Trustee has breached its obligations with respect to REMIC compliance under the Agreement, (ii) the Servicer, if the Servicer has breached its obligations with respect to REMIC compliance under the Agreement, and (iii) otherwise by the Trust Fund, with a resulting reduction in amounts otherwise distributable to Holders of the Offered Certificates. See "Description of the Certificates--General" and "Certain Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes" in the Prospectus.

         The responsibility for filing annual federal information returns and other reports will be borne by the Trustee and/or the Servicer. See "Certain Federal Income Tax Consequences--REMICs--Reporting and Other Administrative Matters" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

                                USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be applied by the Depositor to the purchase price of the Mortgage Loans and expenses connected with pooling the Mortgage Loans and issuing the Certificates.

                                 UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting Agreement relating to the Offered Certificates (the "Underwriting Agreement"), the Depositor has agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") and the Underwriter has agreed to purchase the Offered Certificates.

         In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates offered hereby, if any are purchased.

         The distribution of the Offered Certificates by the Underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates positioned by them, may be deemed to be underwriting discounts and commissions under the Act.

         The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         All of the Mortgage Loans evidenced by the Certificates have been acquired by the Depositor from Merrill Lynch Mortgage Capital Inc., an affiliate, which acquired them in a privately negotiated transaction with the Mortgage Loan Originator.

         The Depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                 LEGAL MATTERS

         Certain legal matters relating to the Offered Certificates will be passed upon for the Depositor and the Underwriter by Brown & Wood LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the Offered Certificates that they receive the respective ratings set forth below from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Fitch IBCA, Inc. ("Fitch," and together with Standard & Poor's, the "Rating Agencies"):

           Class          Standard & Poor's          Fitch
           -----          -----------------          -----

             A                   AAA                   AAA
             M-1                 AA                    AA
             M-2                 A                     A
             B                   BBB                   BBB

         The ratings of the Rating Agencies assigned to mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. The rating process addresses structural and legal aspects associated with the Certificates, including the nature of the underlying mortgage loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments will differ from that originally anticipated. The ratings do not address the likelihood of the payment of any LIBOR Carryover Amount.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Offered Certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Offered Certificates.

         The Depositor has not requested that any rating agency rate the Offered Certificates other than as stated above. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Offered Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates as stated above.

                               LEGAL INVESTMENT

         The Class A and Class M-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provided the states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Certain states have enacted legislation which overrides the preemption provisions of SMMEA. The Class M-2 and Class B Certificates will not be "mortgage related securities" for purposes of SMMEA.

         The Depositor makes no representation as to the proper characterization of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties may adversely affect the liquidity of the Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and the extent to which the Offered Certificates constitute a legal investment under SMMEA or are subject to investment, capital or other restrictions. See "Legal Investment" in the Prospectus.

                             ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plans or arrangements (including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

         The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption 90-29 (the "Exemption"), on May 24, 1990 to the Underwriter which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "Underwriter" shall include (a) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Merrill Lynch, Pierce, Fenner & Smith Incorporated and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or
(b) is a manager or co-manager with respect to the Class A Certificates.

         The Exemption sets forth seven general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by certain employee benefit plans subject to Section 4975 of the Code (each, a "Plan"), must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Company or Fitch IBCA, Inc. ("National Credit Ratings Agencies"). Fourth, the

Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of any Underwriter, the Depositor, the Servicer, each sub-servicer and any mortgagor with respect to the Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; the sum of all payments made to and retained by the Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. Seventh, (i) the investment pool consists only of assets of the type enumerated in the Exemption and which have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools have been rated in one of the three highest generic rating categories by one of the National Credit Rating Agencies for at least one year prior to a Plan's acquisition of certificates; and (iii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to a Plan's acquisition of certificates. See "ERISA Considerations" in the Prospectus.

         In addition, the Exemption will not apply to a Plan's investment in Class A Certificates if the plan fiduciary responsible for the decision to invest in Class A Certificates is a mortgagor or obligor with respect to more than 5% of the fair market value of the obligations constituting the Mortgage Loans or an affiliate of such person, unless: (1) in the case of an acquisition in connection with the initial issuance of any Certificates, at least 50% of each Class of Certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group; (2) the Plan's investment in any Class of Certificates does not exceed 25% of the outstanding Certificates of that Class at the time of acquisition; (3) immediately after such acquisition, no more than 25% of the Plan assets with respect to which the investing fiduciary has discretionary authority or renders investment advice are invested in Certificates evidencing interest in trusts sponsored or containing assets sold or serviced by the same entity; and (4) the Plan is not sponsored by any member of the Restricted Group.

         Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm (a) that such Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied.

         Because the characteristics of the Class M-1, Class M-2 and Class B Certificates may not meet the requirements of the Exemption or any other issued exemption under ERISA, the purchase and holding of the Class M-1, Class M-2 and Class B Certificates by a Plan or by individual retirement accounts or other plans subject to Section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, transfers of the Class M-1, Class M-2 and Class B Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer; (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or
(iii) an opinion of counsel satisfactory to the Trustee that the purchase or holding of such Certificate by a Plan, any person acting on behalf of a Plan or using such Plan's assets, will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement. Such representation as described above shall be deemed to have been made to the Trustee by a beneficial owner's acceptance of a Class M-1, Class M-2 or Class B Certificate in book-entry form. In the event that such representation is violated, or any attempt to transfer to a Plan or person acting on behalf of a Plan or using such Plan's assets is attempted without such opinion of counsel, such attempted transfer or acquisition shall be void and of no effect.

         Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                        INDEX OF PRINCIPAL DEFINITIONS

                                                                            Page
                                                                            ----

Accrued Certificate Interest..........................................      S-42
Adjustment Date.......................................................      S-13
Agreement.............................................................      S-49
Applied Realized Loss Amount..........................................      S-47
Available Funds Pass-Through Rate.....................................       S-2
Basis Risk Reserve Fund...............................................      S-53
Cap Contract..........................................................      S-53
CEDE..................................................................      S-38
CEDEL.................................................................      S-38
CEDEL Participants....................................................      S-39
Certificate Owners....................................................      S-38
Certificateholders....................................................      S-39
Certificates..........................................................       S-4
Class A Certificates..................................................      S-37
Class A Principal Distribution Amount.................................      S-44
Class B Applied Realized Loss Amount..................................      S-48
Class B Certificates..................................................      S-37
Class BB Certificates.................................................      S-37
Class B Principal Distribution Amount.................................      S-44
Class B Realized Loss Amortization Amount.............................      S-48
Class Certificate Balance.............................................      S-37
Class M-1 Applied Realized Loss Amount................................      S-48
Class M-1 Principal Distribution Amount...............................      S-44
Class M-1 Realized Loss Amortization Amount...........................      S-48
Class M-2 Applied Realized Loss Amount................................      S-48
Class M-2 Principal Distribution Amount...............................      S-44
Class M-2 Realized Loss Amortization Amount...........................      S-48
Class R Certificates..................................................      S-37
Class X Certificates..................................................      S-37
Clearing Agency.......................................................      S-38
Code..................................................................      S-53
Collection Period.....................................................       S-7
Compensating Interest.................................................      S-52
Cooperative...........................................................      S-40
CPR...................................................................      S-31
Credit Bureau Risk Score..............................................      S-23
Cut-off Date Pool Principal Balance...................................      S-42
Debt Ratio............................................................      S-22
Definitive Certificates...............................................      S-38
Depositaries..........................................................      S-37
Depositary............................................................      S-37
Depositor.............................................................       S-4
Distribution Date.....................................................       S-7
DTC...................................................................      S-38
Due Date..............................................................      S-13
ERISA.................................................................      S-57
Euroclear.............................................................      S-38
Euroclear Operator....................................................      S-40
Euroclear Participants................................................      S-39
Exemption.............................................................      S-57

                                                                            Page
                                                                            ----

Expense Adjusted Mortgage Rate........................................      S-43
Expense Fee Rate......................................................      S-43
Extra Principal Distribution Amount...................................      S-44
Final Scheduled Distribution Date.....................................       S-4
Fitch.................................................................      S-56
Gross Margin..........................................................      S-13
Index.................................................................      S-12
Indirect Participants.................................................      S-38
Interest Accrual Period...............................................      S-42
Interest Carry Forward Amount.........................................      S-42
Interest Remittance Amount............................................      S-42
IRS...................................................................      S-54
LIBOR Rate............................................................      S-42
Limited Income Verification Program...................................      S-23
Liquidated Mortgage Loan..............................................      S-45
Maximum Mortgage Rate.................................................      S-13
Mezzanine Certificates................................................      S-37
Minimum Mortgage Rate.................................................      S-13
Modeling Assumptions..................................................      S-31
Monthly Advances......................................................      S-49
Monthly Excess Cashflow Amount........................................      S-47
Monthly Excess Interest Amount........................................      S-47
Mortgage Loan Originator.............................................. S-4, S-12
Mortgage Loans........................................................      S-37
Mortgage Pool.........................................................      S-37
Mortgaged Properties..................................................      S-13
National Credit Ratings Agencies......................................      S-58
No Income Verification Program........................................      S-23
Non-Offered Certificates..............................................      S-37
Offered Certificates..................................................      S-37
OID Regulations.......................................................      S-54
One-Month LIBOR ......................................................      S-41
One Year Delayed First Adjustment Date Mortgage Loan..................      S-13
Overcollateralization Amount..........................................      S-45
Overcollateralization Deficiency......................................      S-45
Overcollateralization Release Amount..................................      S-45
Participants..........................................................      S-38
Pass-Through Margin...................................................      S-42
Pass-Through Rate.....................................................       S-7
Periodic Rate Cap.....................................................      S-13
Plan..................................................................      S-57
Plan Assets...........................................................      S-59
Prepayment Assumption.................................................      S-30
Prepayment Interest Shortfalls........................................      S-28
Principal Distribution Amount.........................................      S-45
Principal Remittance Amount...........................................      S-45
PTCE 95-60............................................................      S-58
Rating Agencies.......................................................      S-56
Realized Losses.......................................................      S-47
Reference Banks.......................................................      S-41
Relief Act............................................................      S-28
REMIC.................................................................      S-10
Reserve Interest Rate.................................................      S-41
Residual Certificates.................................................      S-37

                                                                            Page
                                                                            ----

Senior Certificates...................................................      S-49
Senior Enhancement Percentage.........................................      S-45
Senior Specified Enhancement Percentage...............................      S-45
Servicer.............................................................. S-4, S-50
Six-Month LIBOR.......................................................      S-21
SMMEA.................................................................      S-57
Standard & Poor's.....................................................      S-56
Stated Principal Balance..............................................      S-42
Stepdown Date.........................................................      S-46
Subordinated Certificates.............................................      S-37
Targeted Overcollateralization Amount.................................      S-47
Tax Counsel...........................................................      S-53
Terms and Conditions..................................................      S-40
Trigger Event.........................................................      S-46
Trust Fund............................................................      S-37
Trustee...............................................................       S-4
Trustee Fee...........................................................      S-54
Two Year Delayed First Adjustment Date Mortgage Loan..................      S-13
Underwriter ..........................................................      S-55
Underwriting Agreement................................................      S-55
Unpaid Realized Loss Amount...........................................      S-49
Upper Tier REMIC......................................................      S-63
Voting Rights.........................................................      S-52
60+ Day Delinquent Loan...............................................      S-45

PROSPECTUS

                           ASSET BACKED CERTIFICATES
                               ASSET BACKED NOTES
                              (ISSUABLE IN SERIES)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

    The Asset Backed Certificates (the 'Certificates') and Asset Backed Notes (the 'Notes' and, together with the Certificates, the 'Securities') offered hereby and by Supplements to this Prospectus (the 'Offered Securities') will be offered from time to time in one or more series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the 'Trust Fund') consisting of one or more segregated pools of various types of one- to five-family mortgage loans (or certain balances thereof) (collectively, the 'Mortgage Loans'), mortgage pass-through certificates or mortgage-backed securities evidencing interests in Mortgage Loans or secured thereby ('MBS') or certain direct obligations of the United States, agencies thereof or agencies created thereby (the 'Government Securities') (with respect to any series, collectively, 'Assets'). The Mortgage Loans and MBS are collectively referred to herein as the 'Mortgage Assets.' If a series of Securities includes Notes, such Notes will be issued and secured pursuant to an indenture and will represent indebtedness of the Trust Fund. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Securities may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, 'Credit Support'), and currency or interest rate exchange agreements and other financial assets or derivative instruments, or any combination thereof (with respect to any series, collectively, 'Cash Flow Agreements'). See 'Description of the Trust Funds,' 'Description of the Securities' and 'Description of Credit Support.'

    Each series of Securities will consist of one or more classes of Securities that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Securities in respect of certain distributions on the Securities;
(iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Securities of such series; (vi) provide for distributions of principal as described in the related Prospectus Supplement; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Securities. See 'Description of the Securities.'

    Principal and interest with respect to Securities will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Securities of any series will be made only from the assets of the related Trust Fund.

    The Securities of each series will not represent an obligation of or interest in the Depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, any Master Servicer, any Sub-Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Securities nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement or a Trust Agreement, as more fully described herein.

    The yield on each class of Securities of a series will be affected by, among other things, the rate of payment of principal (including prepayments, repurchase and defaults) on the Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption 'Yield Considerations' herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION 'RISK FACTORS' HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION 'RISK FACTORS' IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED SECURITY.

    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a 'real estate mortgage investment conduit' for federal income tax purposes. See also 'Material Federal Income Tax Consequences' herein.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
   SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE
       RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

    Prior to issuance there will have been no market for the Securities of any series and there can be no assurance that a secondary market for any Offered Securities will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Securities of any series unless accompanied by the Prospectus Supplement for such series.

    Offers of the Offered Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under 'Plan of Distribution' herein and in the related Prospectus Supplement.

                            ------------------------

                              MERRILL LYNCH & CO.

                            ------------------------

                 The date of this Prospectus is June 22, 1998.

     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

                             PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to the Offered Securities of each series will, among other things, set forth with respect to such Securities, as appropriate: (i) a description of the class or classes of Securities, the payment provisions with respect to each such class and the Pass-Through Rate or interest rate or method of determining the Pass-Through Rate or interest rate with respect to each such class; (ii) the aggregate principal amount and distribution dates relating to such series and, if applicable, the initial and final scheduled distribution dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the assets included therein, including the Assets and any Credit Support and Cash Flow Agreements (with respect to the Securities of any series, the 'Trust Assets'); (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of such Certificates; (vi) whether one or more REMIC elections will be made and designation of the regular interests and residual interests; (vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Securities; (viii) information as to any Master Servicer, any Sub-Servicer and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate in right of payment to any other class; and (x) whether such Securities will be initially issued in definitive or book-entry form.

                             AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the 'Commission') a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended (the 'Securities Act'), with respect to the Offered Securities. This Prospectus and the Prospectus Supplement relating to each series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, 13th Floor, New York, New York 10048. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Securities or an offer of the Offered Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus and any Prospectus Supplement hereto at any time does not imply that information herein is correct as of any time subsequent to its date.

     A Master Servicer or the Trustee will be required to mail to holders of Offered Securities of each series periodic unaudited reports concerning the related Trust Fund. Unless and until definitive Securities are issued, or unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to Cede & Co. ('Cede'), as nominee of The Depository Trust Company ('DTC') and registered holder of the Offered Securities, pursuant to the applicable Agreement. Such reports may be available to holders of interests in the Securities (the 'Securityholders') upon request to their respective DTC participants. See 'Description of the Securities-- Reports to Securityholders' and 'Description of the Agreements--Evidence as to Compliance.' The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), the rules and regulations of the Commission thereunder, as interpreted by the staff of the Commission thereunder.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Securities evidencing interests therein. Upon request, the Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Securities, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Securities, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center-North Tower, 10th Floor, New York, New York 10281-1310, Attention: Secretary, or by telephone at (212) 449-0357. The Depositor has determined that its financial statements are not material to the offering of any Offered Securities.

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             ----
PROSPECTUS SUPPLEMENT.....................................................................................      2
AVAILABLE INFORMATION.....................................................................................      2
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE.........................................................      3
SUMMARY OF PROSPECTUS.....................................................................................      5
DESCRIPTION OF THE TRUST FUNDS............................................................................     18
USE OF PROCEEDS...........................................................................................     22
YIELD CONSIDERATIONS......................................................................................     22
THE DEPOSITOR.............................................................................................     26
DESCRIPTION OF THE SECURITIES.............................................................................     26
DESCRIPTION OF THE AGREEMENTS.............................................................................     35
DESCRIPTION OF CREDIT SUPPORT.............................................................................     52
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS...................................................................     54
MATERIAL FEDERAL INCOME TAX CONSEQUENCES..................................................................     63
STATE TAX CONSIDERATIONS..................................................................................     98
ERISA CONSIDERATIONS......................................................................................     98
LEGAL INVESTMENT..........................................................................................    100
PLAN OF DISTRIBUTION......................................................................................    102
LEGAL MATTERS.............................................................................................    103
FINANCIAL INFORMATION.....................................................................................    103
RATING....................................................................................................    103
INDEX OF PRINCIPAL DEFINITIONS............................................................................    104

                             SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Securities contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Securities.......................  Asset-Backed Certificates (the 'Certificates') and Asset Backed Notes
                                            (the 'Notes' and, together with the Certificates, the 'Securities'), issuable in series.

Issuer....................................  With respect to each series, the trust fund (the 'Trust Fund') formed to issue the Securities of that series.

Depositor.................................  Merrill Lynch Mortgage Investors, Inc. (the 'Depositor'), a wholly owned subsidiary of Merrill Lynch Mortgage Capital, Inc., which is a wholly-owned indirect subsidiary of Merrill Lynch & Co., Inc. The
                                            Depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith
                                            Incorporated. Neither Merrill Lynch & Co., Inc. nor any of its
                                            affiliates, including the Depositor and Merrill Lynch, Pierce, Fenner
                                            & Smith Incorporated, will insure or guarantee the Securities or the
                                            Mortgage Loans or be otherwise obligated in respect thereof.

Master Servicer...........................  The master servicer or master servicers (each, a 'Master Servicer'), if any, or a servicer for substantially all the Mortgage Loans for each series of Securities, which servicer or master servicer(s) may be affiliates of the Depositor, will be named in the related
                                            Prospectus Supplement. See 'Description of the Agreements--General'
                                            and '--Collection and Other Servicing Procedures.'

Trustee...................................  The trustee (the 'Trustee') for each series of Certificates will be named in the related Prospectus Supplement. See 'Description of the
                                            Agreements--The Trustee.'

The Trust Assets..........................  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund. If a series of
                                            Securities includes Notes, such Notes will represent indebtedness of the Trust Fund and will be secured by a security interest in the
                                            Assets of the Trust Fund. A Trust Fund will consist of any of the following assets (the Mortgage Assets and Government Securities may be referred to collectively or individually as 'Assets'):

  (a) Mortgage Assets.....................  The Mortgage Assets with respect to a series of Certificates will consist of a pool of single family loans (or certain balances thereof) (collectively, the 'Mortgage Loans'), mortgage pass-through certificates or other mortgage-backed securities (such as debt obligations and participation interests or certificates) evidencing interests in or secured by Mortgage Loans (collectively, the 'MBS')
                                            or a combination of Mortgage Loans and/or MBS. The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the Prospectus
                                            Supplement, by any governmental agency or instrumentality or other person. The Mortgage Loans will be secured by first and/or junior liens on one- to five-family residential properties or security interests in shares issued by cooperative housing corporations
                                            ('Single Family Properties'), including mixed residential and commercial structures. The Mortgage Loans

                                            may include (i) closed-end and/or revolving home equity loans or certain balances thereof ('Home Equity Loans') and/or (ii) home improvement installment sales contracts and installment loan agreements ('Home Improvement Contracts'). The Mortgaged Properties
                                            may be located in any one of the fifty states, the District of
                                            Columbia, the Commonwealth of Puerto Rico or any other U.S.
                                            jurisdiction specified in the Prospectus Supplement. The Prospectus
                                            Supplement will indicate additional jurisdictions, if any, in which the Mortgaged Properties may be located. Unless otherwise provided in the related Prospectus Supplement, all Mortgage Loans will have individual principal balances at origination of not less than $25,000 and original terms to maturity of not more than 40 years. All
                                            Mortgage Loans will have been originated by persons other than the
                                            Depositor, and all Mortgage Assets will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates. The related
                                            Prospectus Supplement will indicate if any such persons are affiliates of the Depositor.

                                            Each Mortgage Loan may provide for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable
                                            Mortgage Rate, from time to time at the mortgagor's election, in each case as described in the related Prospectus Supplement. Adjustable
                                            Mortgage Rates on the Mortgage Loans in a Trust Fund may be based on one or more indices. Each Mortgage Loan may provide for scheduled payments to maturity, payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related
                                            Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage
                                            Loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case as described in the related Prospectus
                                            Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. See 'Description of the Trust
                                            Funds--Assets.'

  (b) Government Securities...............  If so provided in the related Prospectus Supplement, the Trust Fund may include, in addition to Mortgage Assets, certain direct obligations of the United States, agencies thereof or agencies created thereby which provide for payment of interest and/or principal (collectively, 'Government Securities').

  (c) Collection Accounts.................  Each Trust Fund will include one or more accounts established and maintained on behalf of the Securityholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the
                                            Assets and other assets in the Trust Fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See 'Description of the Agreements--Collection Account and Related Accounts.'

  (d) Credit Support......................  If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Assets in the related Trust Fund may be provided to one or more classes of
                                            Securities of the related series in the form of subordination of one or more other classes of Securities of such series, which other classes may include one or more classes of Offered Securities, and/or by one or more of the following types of credit support that has the effect of covering losses on Assets: a letter of credit, insurance policy, guarantee, reserve fund or other type of credit support consistent with the foregoing (any such coverage with respect to the
                                            Securities of any series, 'Credit Support'). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of
                                            Credit Support, if any, will be described in the Prospectus
                                            Supplement for a series of Securities. The Prospectus Supplement for any series of Securities evidencing an interest in a Trust Fund that includes MBS will describe any similar forms of credit support that are provided by or with respect to, or are included as part of the trust fund evidenced by or providing security for, such MBS. See
                                            'Risk Factors--Credit Support Limitations' and 'Description of Credit
                                            Support.'

  (e) Cash Flow Agreements................  If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include one or more of the following agreements: interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, other swaps and derivative instruments or other agreements consistent with the foregoing. The principal terms of any such agreement (any such agreement, a 'Cash Flow Agreement'), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus
                                            Supplement for the related series. In addition, the related
                                            Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement. The Prospectus
                                            Supplement for any series of Securities evidencing an interest in a
                                            Trust Fund that includes MBS will describe any cash flow agreements that are included as part of the trust fund evidenced by or providing security for such MBS. See 'Description of the Trust Funds--Cash Flow
                                            Agreements.'

  (f) Pre-Funding Account.................  To the extent provided in a Prospectus Supplement, the Depositor will be obligated (subject only to the availability thereof) to sell at a predetermined price, and the Trust Fund for the related series of
                                            Securities will be obligated to purchase (subject to the satisfaction of certain conditions described in the applicable Agreement), additional Assets (the 'Subsequent Assets') from time to time (as frequently as daily) within the number of months specified in the
                                            Prospectus Supplement after the issuance of such series of Securities having an aggregate principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the 'Pre-Funded
                                            Amount') for such series on date of such issuance.

Description of Securities.................  Each series of Certificates will evidence an interest in the related
                                            Trust Fund and will be issued pursuant to a pooling and servicing agreement or a trust agreement. Pooling and servicing agreements and trust agreements are referred to herein as the 'Agreements.' If a series of Securities includes Notes, such Notes will represent indebtedness of the related Trust Fund and will be secured by a security interest in the Assets of the Trust Fund (or a specified group thereof) pursuant to an indenture.

                                            Each series of Securities will include one or more classes. Each class of Securities (other than certain Stripped Interest Securities, as defined below) will have a stated principal amount (a 'Security
                                            Balance') and except for certain Stripped Principal Securities, as defined below, will accrue interest thereon based on a fixed, variable or adjustable interest rate (in the case of Certificates, a
                                            'Pass-Through Rate'). The related Prospectus Supplement will specify the Security Balance, if any, and the Pass-Through Rate or interest rate for each class of Securities or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method for determining the Pass-Through Rate or interest rate.

Distributions on Securities...............  Each series of Securities will consist of one or more classes of
                                            Securities that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior
                                            (collectively, 'Senior Securities') or subordinate (collectively,
                                            'Subordinate Securities') to one or more other classes of Securities in respect of certain distributions on the Securities; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, 'Stripped
                                            Principal Securities'); (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions
                                            (collectively, 'Stripped Interest Securities'); (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Securities of such series (collectively,
                                            'Accrual Securities'); (vi) provide for distributions of principal as described in the related Prospectus Supplement; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, including a Stripped Principal Security component and a
                                            Stripped Interest Security component, to the extent of available funds, in each case as described in the related Prospectus
                                            Supplement. If so specified in the related Prospectus Supplement, distributions on one or more classes of a series of Securities may be limited to collections from a designated portion of the Mortgage
                                            Loans in the related Mortgage Pool (each such portion of Mortgage
                                            Loans, a 'Mortgage Loan Group.') See 'Description of the
                                            Securities--General.' Any such classes may include classes of Offered
                                            Securities. With respect to Securities with two or more components, references herein to

                                            Security Balance, notional amount and Pass-Through Rate or interest rate refer to the principal balance, if any, notional amount, if any, and the Pass-Through Rate or interest rate, if any, for any such component.

                                            The Securities will not be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related
                                            Prospectus Supplement. See 'Risk Factors--Limited Assets' and
                                            'Description of the Securities.'

  (a) Interest............................  Interest on each class of Offered Securities (other than Stripped
                                            Principal Securities and certain classes of Stripped Interest
                                            Securities) of each series will accrue at the applicable Pass-Through
                                            Rate or interest rate on the outstanding Security Balance thereof and will be distributed to Securityholders as provided in the related
                                            Prospectus Supplement. The specified date on which distributions are to be made is a 'Distribution Date.' Distributions with respect to interest on Stripped Interest Securities may be made on each
                                            Distribution Date on the basis of a notional amount as described in the related Prospectus Supplement. Distributions of interest with respect to one or more classes of Securities may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies described herein and in the related Prospectus Supplement. See 'Risk Factors--Average Life of
                                            Securities; Prepayments; Yields,' 'Yield Considerations' and
                                            'Description of the Securities--Distributions of Interest on the
                                            Securities.'

  (b) Principal...........................  The Securities of each series initially will have an aggregate
                                            Security Balance no greater than the outstanding principal balance of the Assets as of, unless the related Prospectus Supplement provides otherwise, the close of business on the first day of the month of formation of the related Trust Fund (the 'Cut-off Date'), after application of scheduled payments due on or before such date, whether or not received. The Security Balance of a Security outstanding from time to time represents the maximum amount that the holder thereof is then entitled to receive in respect of principal from future cash flow on the assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the class or classes of Securities entitled thereto until the Security Balances of such Securities have been reduced to zero. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Securities will be made on a pro rata basis among all of the Securities of such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Trustee. Stripped Interest Securities with no Security
                                            Balance will not receive distributions in respect of principal. See
                                            'Description of the Securities-- Distributions of Principal of the
                                            Securities.'

Risk Factors..............................  There are material risks to be considered in investing in the
                                            Securities. See 'Risk Factors' herein and, if applicable, in the related Prospectus Supplement.

Advances..................................  Unless otherwise provided in the related Prospectus Supplement, the
                                            Master Servicer will be obligated as part of its servicing responsibilities to make certain advances that in its good faith judgment it deems recoverable with respect to delinquent scheduled payments on the Whole Loans in such Trust Fund. Neither the Depositor nor any of its affiliates will have any responsibility to make such advances. Advances made by a Master Servicer are reimbursable generally from subsequent recoveries in respect of such Whole Loans and otherwise to the extent described herein and in the related
                                            Prospectus Supplement. If and to the extent provided in the
                                            Prospectus Supplement for any series, the Master Servicer will be entitled to receive interest on its outstanding advances, payable from amounts in the related Trust Fund. The Prospectus Supplement for any series of Securities evidencing an interest in a Trust Fund that includes MBS will describe any corresponding advancing obligation of any person in connection with such MBS. See 'Description of the
                                            Securities--Advances in Respect of Delinquencies.'

Termination...............................  If so specified in the related Prospectus Supplement, a series of
                                            Securities may be subject to optional early termination through the repurchase of the Assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Security Balance of a specified class or classes of Securities to a specified percentage or amount or on and after a date specified in such Prospectus Supplement, the party specified therein will solicit bids for the purchase of all of the
                                            Assets of the Trust Fund, or of a sufficient portion of such Assets to retire such class or classes, or purchase such Assets at a price set forth in the related Prospectus Supplement. In addition, if so provided in the related Prospectus Supplement, certain classes of
                                            Securities may be purchased subject to similar conditions. See
                                            'Description of the Securities--Termination.'

Registration of Securities................  If so provided in the related Prospectus Supplement, one or more classes of the Offered Securities will initially be represented by one or more certificates or notes, as applicable, registered in the name of Cede & Co., as the nominee of DTC. No person acquiring an interest in Offered Securities so registered will be entitled to receive a definitive certificate or note, as applicable, representing such person's interest except in the event that definitive certificates or notes, as applicable, are issued under the limited circumstances described herein. See 'Risk Factors--Book-Entry
                                            Registration' and 'Description of the Securities--Book-Entry
                                            Registration and Definitive Securities.'

Tax Status of the Certificates............  The Certificates of each series will constitute, as specified in the related Prospectus Supplement, either (i) 'regular interests' ('REMIC
                                            Regular Certificates') and 'residual interests' ('REMIC Residual
                                            Certificates') in a Trust Fund treated as a real estate mortgage investment conduit ('REMIC') under Sections 860A through 860G of the
                                            Internal Revenue Code of 1986, as amended (the 'Code'), (ii)
                                            interests ('Grantor Trust Certificates') in a Trust Fund treated as a grantor trust under

                                            applicable provisions of the Code, (iii) an interest in a Trust Fund treated as a partnership for purposes of federal and state income tax or (iv) indebtedness of the Trust Fund for federal income tax purposes.

  (a) REMIC...............................  REMIC Regular Certificates generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes.
                                            Certain REMIC Regular Certificates may be issued with original issue discount for federal income tax purposes. See 'Material Federal
                                            Income Tax Consequences' herein and in the related Prospectus
                                            Supplement.

                                            The Offered Certificates evidencing an interest in a Trust Fund containing Mortgage Loans will be treated as (i) assets described in section 7701(a)(19)(C) of the Code and (ii) 'real estate assets'
                                            within the meaning of section 856(c)(5)(A) of the Code, in each case to the extent described herein and in the Prospectus. See 'Material
                                            Federal Income Tax Consequences' herein and in the related Prospectus
                                            Supplement.

  (b) Grantor Trust.......................  If the related Prospectus Supplement specifies that the related Trust
                                            Fund will be a grantor trust, the Trust Fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes, and therefore holders of Certificates will be treated as the owners of undivided pro rata interests in the
                                            Assets held by the Trust Fund.

  (c) Partnership.........................  If so specified in a Prospectus Supplement, the related Trust Fund will be treated as a partnership for purposes of federal and state income tax, and each Certificateholder, by the acceptance of a
                                            Certificate of such Trust Fund, will agree to treat the Trust Fund as a partnership in which such Certificateholder is a partner for federal income and state tax purposes. Alternative characterizations of such Trust Fund and such Certificates are possible, but would not result in materially adverse tax consequences to Certificateholders.

  (d) Indebtedness........................  If so specified in the related Prospectus Supplement, the
                                            Certificates of a series will be treated as indebtedness for federal income tax purposes and the Certificateholder, in accepting the
                                            Certificate, will agree to treat such Certificate as indebtedness.

                                            Investors are advised to consult their tax advisors and to review
                                            'Material Federal Income Tax Consequences' herein and in the related
                                            Prospectus Supplement.

Tax Status of Notes.......................  Unless otherwise specified in the related Prospectus Supplement,
                                            Notes of a series will be treated as indebtedness for federal and state income tax purposes and the Noteholder, in accepting the Note, will agree to treat such Note as indebtedness. See 'Material Federal
                                            Income Tax Consequences' herein and in such Prospectus Supplement.

                                            Investors are advised to consult their tax advisors and to review
                                            'Material Federal Income Tax Consequences' herein and in the related
                                            Prospectus Supplement.

ERISA Considerations......................  A fiduciary of an employee benefit plan and certain other retirement plans and arrangements, including individual retirement accounts,

                                            annuities, Keogh plans, and collective investment funds and separate accounts in which such plans, accounts, annuities or arrangements are invested, that is subject to the Employee Retirement Income Security
                                            Act of 1974, as amended ('ERISA'), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Offered Securities could give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or
                                            Section 4975 of the Code. See 'ERISA Considerations' herein and in the related Prospectus Supplement. Certain classes of Securities may not be transferred unless the Trustee and the Depositor are furnished with a letter of representations or an opinion of counsel to the effect that such transfer will not result in a violation of the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Master Servicer to additional obligations. See 'Description of the Securities--General'
                                            and 'ERISA Considerations'.

Legal Investment..........................  Each Prospectus Supplement will specify which class or classes of
                                            Offered Securities, if any, will constitute 'mortgage-related securities' for purposes of the Secondary Mortgage Market Enhancement
                                            Act of 1984 ('SMMEA'). Institutions whose investment activities are subject to legal investment laws and regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of the Offered Securities. See 'Legal Investment'
                                            herein and in the related Prospectus Supplement.

Rating....................................  At the date of issuance, as to each series, each class of Offered
                                            Securities will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a
                                            'Rating Agency'). See 'Rating' herein and in the related Prospectus
                                            Supplement.

                                  RISK FACTORS

     Investors should consider, in connection with the purchase of Offered Securities, among other things, the following factors and additional risk factors, if any, listed under 'Risk Factors' in the related Prospectus Supplement.

LIMITED LIQUIDITY

     At the time of issuance of a series of Securities, there will be no secondary market for any of the Securities. Merrill Lynch, Pierce, Fenner & Smith Incorporated currently expects to make a secondary market in the Offered Securities, but has no obligation to do so. There can be no assurance that a secondary market for the Securities of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Securities of such series remain outstanding.

LIMITED ASSETS AND RISK THAT SUCH ASSETS WILL NOT BE SUFFICIENT TO PAY SECURITIES IN FULL

     The Securities will not represent an interest in or obligation of the Depositor, the Master Servicer or any of their affiliates. The only obligations with respect to the Securities or the Assets will be the obligations (if any) of the Warranting Party (as defined herein) pursuant to certain limited representations and warranties made with respect to the Mortgage Loans, the Master Servicer's and any Sub-Servicer's servicing obligations under the related Agreement (including the limited obligation to make certain advances in the event of delinquencies on the Mortgage Loans, but only to the extent deemed recoverable) and, if and to the extent expressly described in the related Prospectus Supplement, certain limited obligations of the Master Servicer in connection with an agreement to purchase or act as remarketing agent with respect to a convertible ARM Loan (as defined herein) upon conversion to a fixed rate or a different index. Since certain representations and warranties with respect to the Mortgage Assets may have been made and/or assigned in connection with transfers of such Mortgage Assets prior to the Closing Date, the rights of the Trustee and the Securityholders with respect to such representations or warranties will be limited to their rights as an assignee thereof. Unless otherwise specified in the related Prospectus Supplement, none of the Depositor, the Master Servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity. Unless otherwise specified in the related Prospectus Supplement, neither the Securities nor the underlying Assets will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, the Master Servicer, any Sub-Servicer or any of their affiliates. Proceeds of the assets included in the related Trust Fund for each series of Securities (including the Assets and any form of credit enhancement) will be the sole source of payments on the Securities, and there will be no recourse to the Depositor or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Securities.

     Unless otherwise specified in the related Prospectus Supplement, a series of Securities will not have any claim against or security interest in the Trust Funds for any other series. If the related Trust Fund is insufficient to make payments on such Securities, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Collection Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Securities. If so provided in the Prospectus Supplement for a series of Securities consisting of one or more classes of Subordinate Securities, on any Distribution Date in respect of which losses or shortfalls in collections on the Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Securities, and, thereafter, by the remaining classes of Securities in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

     See 'Description of the Trust Funds.'

RISK THAT PREPAYMENTS WILL ADVERSELY AFFECT AVERAGE LIFE AND YIELDS OF
SECURITIES

     Prepayments (including those caused by defaults) on the Assets in any Trust Fund generally will result in a faster rate of principal payments on one or more classes of the related Securities than if payments on such Assets were made as scheduled. Thus, the prepayment experience on the Assets may affect the average life of each class of related Securities. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Assets in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable mortgage interest rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the Mortgage Loans underlying or comprising the Mortgage Assets in any Trust Fund. As a result, the actual maturity of any class of Securities evidencing an interest in a Trust Fund containing Mortgage Assets could occur significantly earlier than expected.

     A series of Securities may include one or more classes of Securities with priorities of payment and, as a result, yields on other classes of Securities, including classes of Offered Securities, of such series may be more sensitive to prepayments on Assets. A series of Securities may include one or more classes offered at a significant premium or discount. Yields on such classes of Securities will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Interest Securities, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of Securities may include one or more classes of Securities, including classes of Offered Securities, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Securities and, as a result, yields on such Securities will be sensitive to (a) the provisions of such Accrual Securities relating to the timing of distributions of interest thereon and (b) if such Accrual Securities accrue interest at a variable or adjustable Pass-Through Rate or interest rate, changes in such rate.

     See 'Yield Considerations' herein and, if applicable, in the related Prospectus Supplement.

MORTGAGE LOANS AND MORTGAGED PROPERTIES IN GENERAL--RISK THAT DEFAULTS BY OBLIGORS OR DECLINES IN THE VALUES OF MORTGAGED PROPERTIES WILL RESULT IN LOSSES TO INVESTORS

     An investment in securities such as the Securities which generally represent interests in Mortgage Loans may be affected by, among other things, a decline in real estate values and changes in the mortgagors' financial condition. No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the relevant residential real estate market should experience an overall decline in property values such that the outstanding balances of the related Mortgage Loans, and any secondary financing on the Mortgaged Properties, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry in that market. In addition, in the case of Mortgage Loans that are subject to negative amortization, due to the addition to principal balance of deferred interest, the principal balances of such Mortgage Loans could be increased to an amount equal to or in excess of the value of the underlying Mortgaged Properties, thereby increasing the likelihood of default. To the extent that such losses are not covered by the applicable Credit Support, if any, holders of Securities of the series evidencing interests in the related Mortgage Loans will bear all risk of loss resulting from default by mortgagors and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest on the defaulted Mortgage Loans. Certain of the types of Mortgage Loans may involve additional uncertainties not present in traditional types of loans. For example, certain of the Mortgage Loans provide for escalating or variable payments by the mortgagor under the Mortgage Loan, as to which the mortgagor is generally qualified on the basis of the initial payment amount. In some instances the Mortgagor's income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. The Mortgage Loans underlying certain series of Securities may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. Furthermore, the rate of default on Mortgage Loans that are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Additionally, a decline in the value of the Mortgaged Properties will increase the risk of loss particularly with respect to any related junior Mortgage Loans. See '--Junior Mortgage Loans.'

     In addition, a Prospectus Supplement may specify that the Loan-to-Value Ratios for the Mortgage Loans in the related Trust will be in excess of 100%. The related Mortgaged Properties, therefore, will be highly unlikely to provide adequate security for such Mortgage Loans. To the extent specified in such Prospectus Supplement, the assessment of the credit history of a borrower and such borrower's capacity to make payments on the related Mortgage Loan will have been the primary considerations in underwriting the Mortgage Loans included in such Trust. The evaluation of the adequacy of the Loan-to-Value Ratio, if so specified in the related Prospectus Supplement, will have been given less consideration, and in certain cases no consideration, in underwriting such Mortgage Loans.

JUNIOR MORTGAGE LOANS--RISK THAT THERE WILL BE REDUCED OR NO PROCEEDS AVAILABLE TO HOLDERS OF JUNIOR LIEN MORTGAGE LOANS

     Certain of the Mortgage Loans may be secured by junior liens and the related first and other senior liens, if any (collectively, the 'senior lien'), may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior lien to satisfy fully both the senior lien and the Mortgage Loan. In the event that a holder of the senior lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior lien. The claims of the holder of the senior lien will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the Trust Fund as holder of the junior lien receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related senior lien. In order for the debt related to the Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and the senior lien or purchase the Mortgaged Property subject to the senior lien. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property were insufficient to satisfy both loans in the aggregate, the Trust Fund, as the holder of the junior lien, and, accordingly, holders of the Certificates, would bear the risk of delay in distributions while a deficiency judgment against the borrower was being obtained and the risk of loss if the deficiency judgment were not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgage. See 'Certain Legal Aspects of the Mortgage Loans--Junior Mortgages.'

CREDIT SUPPORT LIMITATIONS--RISK THAT CREDIT SUPPORT WILL NOT COVER ALL LOSSES

     The Prospectus Supplement for a series of Certificates will describe any Credit Support in the related Trust Fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan or other parties.

     A series of Securities may include one or more classes of Subordinate Securities (which may include Offered Securities), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Securities of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Securities of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Securities of such series has been repaid. As a result, the impact of significant losses and shortfalls on the Assets may fall primarily upon those classes of Securities having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Securities (each, a 'Covered Trust'), holders of Securities evidencing an interest in a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts.

     The amount of any applicable Credit Support supporting one or more classes of Offered Securities, including the subordination of one or more classes of Securities, will be determined on the basis of criteria established by each Rating Agency rating such classes of Securities based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Assets will not exceed such assumed levels.

     Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The Master Servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of Securities, if the applicable Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any series of Securities by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable Credit Support provider, or as a result of losses on the related Assets substantially in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation to replace or supplement any Credit Support or to take any other action to maintain any rating of any series of Securities.

     See '--Limited Nature of Ratings,' 'Description of the Securities' and 'Description of Credit Support.'

SUBORDINATION OF THE SUBORDINATE SECURITIES; EFFECT OF LOSSES ON THE SUBORDINATE SECURITIES

     The rights of Subordinate Securityholders to receive distributions to which they would otherwise be entitled with respect to the Assets will be subordinate to the rights of the Master Servicer (to the extent that the Master Servicer is paid its servicing fee, including any unpaid servicing fees with respect to one or more prior Due Periods, and is reimbursed for certain unreimbursed advances and unreimbursed liquidation expenses) and the Senior Securityholders to the extent described in the related Prospectus Supplement. As a result of the foregoing, investors must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the Subordinate Securities. See 'Description of the Securities--General' and '--Allocation of Losses and Shortfalls.'

     The yields on the Subordinate Securities may be extremely sensitive to the loss experience of the Assets and the timing of any such losses. If the actual rate and amount of losses experienced by the Assets exceed the rate and amount of such losses assumed by an investor, the yields to maturity on the Subordinate Securities may be lower than anticipated.

BALLOON PAYMENTS--RISK THAT OBLIGOR WILL NOT BE ABLE TO MAKE BALLOON PAYMENT

     Certain of the Mortgage Loans (the 'Balloon Mortgage Loans') as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition of the mortgagor, the value of the Mortgaged Property, tax laws, prevailing general economic conditions and the availability of credit for single family or multifamily real properties generally.

OPTIONAL TERMINATION OF A TRUST FUND--POSSIBILITY, IF PROSPECTUS SUPPLEMENT SO PROVIDES, THAT AMOUNT RECEIVED MAY BE LESS THAN OUTSTANDING PRINCIPAL AMOUNT PLUS ACCRUED INTEREST

     If so specified in the related Prospectus Supplement, a series of Securities may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Security Balance of a specified class or classes of Securities to a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related Prospectus Supplement, in each case, under the circumstances and in the manner set forth therein.

     In either such case, if the related Prospectus Supplement so provides, the proceeds available for distribution to Securityholders may be less than the outstanding principal balance of their Securities plus accrued interest thereon, in which event such Securityholders could incur a loss on their investment.

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

     Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in 'Material Federal Income Tax Consequences--REMICs.' Accordingly, under certain circumstances, holders of Offered Securities that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC Residual Certificate should be aware that recently issued temporary regulations provide restrictions on the ability to mark-to-market certain 'negative value' REMIC residual interests. See 'Material Federal Income Tax Consequences--REMICs.'

LIMITED NATURE OF RATINGS

     Any rating assigned by a Rating Agency to a class of Securities will reflect such Rating Agency's assessment solely of the likelihood that holders of Securities of such class will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related Mortgage Assets will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the series of Securities. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Securities of the related series are entitled that is not covered by the applicable rating. See 'Rating.'

BOOK-ENTRY REGISTRATION

     If so provided in the Prospectus Supplement, one or more classes of the Securities will be initially represented by one or more certificates registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Securityholders or their nominees. Because of this, unless and until Definitive Securities are issued, Securityholders will not be recognized by the Trustee as 'Securityholders' (as that term is to be used in the related Agreement). Hence, until such time, Securityholders will be able to exercise the rights of Securityholders only indirectly through DTC and its participating organizations. See 'Description of the Securities--Book-Entry Registration and Definitive Securities.

                         DESCRIPTION OF THE TRUST FUNDS

ASSETS

     The primary assets of each Trust Fund (the 'Assets') will include (i) one- to five-family mortgage loans (or certain balances thereof) (collectively, the 'Mortgage Loans'), including without limitation, Home Equity Loans and Home Improvement Contracts, (ii) pass-through certificates or other mortgage-backed securities (such as debt obligations or participation interests or certificates) evidencing interests in or secured by one or more Mortgage Loans or other similar participations, certificates or securities ('MBS') or (iii) direct obligations of the United States, agencies thereof or agencies created thereby which are (a) interest-bearing securities, (b) non-interest-bearing securities,
(c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) interest-bearing securities from which the right to payment of principal has been removed (the 'Government Securities'). As used herein, 'Mortgage Loans' refers to both whole Mortgage Loans (or certain balances thereof) and Mortgage Loans underlying MBS. Mortgage Loans that secure, or interests in which are evidenced by, MBS are herein sometimes referred to as 'Underlying Mortgage Loans.' Mortgage Loans (or certain balances thereof) that are not Underlying Mortgage Loans are sometimes referred to as 'Whole Loans.' Any pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS are sometimes referred to herein also as MBS or as 'Underlying MBS.' Mortgage Loans and MBS are sometimes referred to herein as 'Mortgage Assets.' The Mortgage Assets will not be guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. (the 'Depositor') or any of its affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or by any other person. Each Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (an 'Asset Seller'), which may be an affiliate of the Depositor and, with respect to Assets, which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS.

     Unless otherwise specified in the related Prospectus Supplement, the Securities will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of certificates representing beneficial ownership interests in, or indebtedness of, another trust fund that contains the Assets.

MORTGAGE LOANS

  General

     Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will be secured by (i) a lien on a Mortgaged Property consisting of a one- to five-family residential property (a 'Single Family Property' and the related Mortgage Loan a 'Single Family Mortgage Loan') or (ii) a security interests in shares issued by private cooperative housing corporations ('Cooperatives'). If so specified in the related Prospectus Supplement, a Mortgaged Property may include some commercial use. Mortgaged Properties will be located, unless otherwise specified in the related Prospectus Supplement, in any one of the fifty states, the District of Columbia, the Commonwealth of Puerto Rico or any U.S. possession. To the extent specified in the related Prospectus Supplement, the Mortgage Loans will be secured by first and/or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on Mortgaged Property. The Mortgaged Properties may include apartments owned by Cooperatives and leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the Prospectus Supplement, the term of any such leasehold shall exceed the term of the related mortgage note by at least five years. Each Mortgage Loan will have been originated by a person (the 'Originator') other than the Depositor. The related Prospectus Supplement will indicate if any Originator is an affiliate of the Depositor. The Mortgage Loans will be evidenced by promissory notes (the 'Mortgage Notes') secured by mortgages, deeds of trust or other security instruments (the 'Mortgages') creating a lien on the Mortgaged Properties. No more than 20% of the Mortgage Loans (by principal balance) in a Trust Fund will be, as of the related Cut-off Date, 30 days or more past their most recent contractually scheduled payment date.

  Loan-to-Value Ratio

     The 'Loan-to-Value Ratio' of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan plus the principal balance of any senior mortgage loan to the Value of the related Mortgaged Property. The 'Value' of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. 'Refinance Loans' are loans made to refinance existing loans. Unless otherwise set forth in the related Prospectus Supplement, the Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

  Mortgage Loan Information in Prospectus Supplements

     Each Prospectus Supplement will contain information, as of the dates specified in such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans, (iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date of the Mortgage Loans, (v) the range of the Loan-to-Value Ratios at origination of the Mortgage Loans, (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) the state or states in which most of the Mortgaged Properties are located, (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) with respect to Mortgage Loans with adjustable Mortgage Rates ('ARM Loans'), the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum Mortgage Rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan and (x) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Securities are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of the related Securities at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

     The related Prospectus Supplement may specify whether the Mortgage Loans include (i) closed-end and/or revolving home equity loans or certain balances thereof ('Home Equity Loans'), which may be secured by Mortgages that are junior to other liens on the related Mortgaged Property and/or (ii) home improvement installment sales contracts or installment loan agreements (the 'Home Improvement Contracts') originated by a home improvement contractor and secured by a Mortgage on the related Mortgaged Property that is junior to other liens on the Mortgaged Property. Except as otherwise described in the related Prospectus Supplement, the home improvements purchased with the Home Improvement Contracts will generally be replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The related Prospectus Supplement will specify whether the Home Improvement Contracts are partially insured under Title I of the National Housing Act and, if so, the limitations on such insurance.

     If specified in the related Prospectus Supplement, new draws by borrowers under the revolving Home Equity Loans will, during a specified period of time, automatically become part of the Trust Fund for a series. As a result, the aggregate balance of the revolving Home Equity Loans will fluctuate from day to day as new draws by borrowers are added to the Trust Fund and principal collections are applied to purchase such balances. Such amounts will usually differ each day, as more specifically described in the related Prospectus Supplement.

     If specified in the related Prospectus Supplement, principal collections received on the Mortgage Loans may be applied to purchase additional Mortgage Loans which will become part of the Trust Fund for a series. Such additions may be made to the extent that such additions could be made in connection with a Trust Fund with respect to which a REMIC election has been made. The related Prospectus Supplement will set forth the characteristics that such additional Mortgage Loans will be required to meet. Such characteristics will be specified in terms of the categories described in the second preceding paragraph.

  Payment Provisions of the Mortgage Loans

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have individual principal balances at origination of not less than $25,000, (ii) have original terms to maturity of not more than 40 years and (iii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a 'Mortgage Rate') that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate or a different adjustable Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement.

MBS

     Any MBS will have been issued pursuant to a pooling and servicing agreement, a participation agreement, a trust agreement, an indenture or similar agreement (an 'MBS Agreement'). A seller (the 'MBS Issuer') and/or servicer (the 'MBS Servicer') of the underlying Mortgage Loans (or Underlying MBS) will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the 'MBS Trustee'), if any, or with the original purchaser of the interest in the underlying Mortgage Loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on MBS on the dates specified in the related Prospectus Supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of Securities described in this Prospectus. Any principal or interest distributions will be made on the MBS by the MBS Trustee or the MBS Servicer. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the Securities under 'Description of Credit Support' may be provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Underlying Mortgage Loans or Underlying MBS evidenced by or securing such MBS and other factors and generally will have been established for the MBS on the basis of requirements of either any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The Prospectus Supplement for a series of Securities evidencing interests in Mortgage Assets that include MBS will specify, to the extent available to the Depositor, (i) the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) whether such MBS is entitled only to interest payments, only to principal payments or to both, (iv) the pass-through or bond rate of the MBS or formula for determining such rates, if any, (v) the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features, (vi) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable, (vii) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to such MBS, (viii) the terms on which the related Underlying Mortgage Loans or Underlying MBS for such MBS or the MBS may, or are required to, be purchased prior to their maturity, (ix) the terms on which Mortgage Loans or Underlying MBS may be substituted for those originally underlying the MBS, (x) the servicing fees payable under the MBS Agreement, (xi) the type of information in respect of the Underlying Mortgage Loans described under '--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements' above, and the type of information in respect of the Underlying MBS described in this paragraph, (xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS and (xiii) whether the MBS is in certificated form or held through a depository such as The Depository Trust Company or the Participants Trust Company.

     Each MBS will be either (i) a security exempted from the registration requirements of the Securities Act, (ii) a security that has been previously registered under the Securities Act or (iii) a security that is eligible for sale under Rule 144(k) under the Securities Act. In the case of clauses (ii) and
(iii), such security will be acquired in a secondary market transaction not from the issuer thereof or an affiliate of such issuer.

GOVERNMENT SECURITIES

     The Prospectus Supplement for a series of Securities evidencing interests in Assets of a Trust Fund that include Government Securities will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amounts or notional amounts, as applicable, and types of the Government Securities to be included in the Trust Fund, (ii) the original and remaining terms to stated maturity of the Government Securities, (iii) whether such Government Securities are entitled only to interest payments, only to principal payments or to both, (iv) the interest rates of the Government Securities or the formula to determine such rates, if any, (v) the applicable payment provisions for the Government Securities and (vi) to what extent, if any, the obligation evidenced thereby is backed by the full faith and credit of the United States.

PRE-FUNDING ACCOUNT

     To the extent provided in a Prospectus Supplement, the Depositor will be obligated (subject only to the availability thereof) to sell at a predetermined price, and the Trust Fund for the related series of Securities will be obligated to purchase (subject to the satisfaction of certain conditions described in the applicable Agreement), additional Assets (the 'Subsequent Assets') from time to time (as frequently as daily) within the number of months specified in the related Prospectus Supplement after the issuance of such series of Securities having an aggregate principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the 'Pre-Funded Amount') for such series on date of such issuance.

ACCOUNTS

     Each Trust Fund will include one or more accounts established and maintained on behalf of the Securityholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Assets and other assets in the Trust Fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See 'Description of the Agreement--Collection Account and Related Accounts.'

CREDIT SUPPORT

     If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Assets in the related Trust Fund may be provided to one or more classes of Securities in the related series in the form of subordination of one or more other classes of Securities in such series and/or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or other type of credit support consistent with the foregoing, or a combination thereof (any such coverage with respect to the Securities of any series, 'Credit Support'). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Securities. See 'Risk Factors--Credit Support Limitations' and 'Description of Credit Support.'

CASH FLOW AGREEMENTS

     If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include one or more of the following agreements: interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, other swaps and derivative instruments or other agreements consistent with the foregoing. The principal terms of any such agreement (any such agreement, a 'Cash Flow Agreement'), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

                                USE OF PROCEEDS

     The net proceeds to be received from the sale of the Securities will be applied by the Depositor to the purchase of Assets, or the payment of the financing incurred in such purchase, and to pay for certain expenses incurred in connection with such purchase of Assets and sale of Securities. The Depositor expects to sell the Securities from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any Offered Security will depend on the price paid by the Securityholder, the Pass-Through Rate or interest rate of the Security, the receipt and timing of receipt of distributions on the Security and the weighted average life of the Assets in the related Trust Fund (which may be affected by prepayments, defaults, liquidations or repurchases). See 'Risk Factors.'

PASS-THROUGH RATE AND INTEREST RATE

     Securities of any class within a series may have fixed, variable or adjustable Pass-Through Rates or interest rates, which may or may not be based upon the interest rates borne by the Assets in the related Trust Fund. The Prospectus Supplement with respect to any series of Securities will specify the Pass-Through Rate or interest rate for each class of such Securities or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method of determining the Pass-Through Rate or interest rate; the effect, if any, of the prepayment of any Asset on the Pass-Through Rate or interest rate of one or more classes of Securities; and whether the distributions of interest on the Securities of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     If so specified in the related Prospectus Supplement, the effective yield to maturity to each holder of Securities entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price of such Security because, while interest may accrue on each Asset during a certain period, the distribution of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the Securities (or addition to the Security Balance of a class of Accrual Securities) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. As indicated above under '--Pass-Through Rate and Interest Rate,' if the Interest Accrual Period ends on a date other than the day before a Distribution Date for the related series, the yield realized by the holders of such Securities may be lower than the yield that would result if the Interest Accrual Period ended on such day before the Distribution Date.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the Securities will be affected by the rate of principal payments on the Assets (including principal prepayments on Mortgage Loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans comprising or underlying the Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Assets may consist of Mortgage Loans with different Mortgage Rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than certain of the Underlying Mortgage Loans. The rate of principal payments on some or all of the classes of Securities of a series will correspond to the rate of principal payments on the Assets in the related Trust Fund. Mortgage Loans with a prepayment premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions or with lower Prepayment Premiums.

     If the purchaser of a Security offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a series of Securities, the effect on yield on one or more classes of the Securities of such series of prepayments of the Assets in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

     Unless otherwise specified in the related Prospectus Supplement, when a full prepayment is made on a Mortgage Loan, the obligor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related Prospectus Supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Securities entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month in which such partial prepayment is received.

     The timing of changes in the rate of principal payments on the Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Assets and distributed on a Security, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

     The Securityholder will bear the risk of being able to reinvest principal received in respect of a Security at a yield at least equal to the yield on such Security.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of Securities may affect the ultimate maturity and the weighted average life of each class of such series. Prepayments on the Mortgage Loans comprising or underlying the Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Securities of the related series.

     If so provided in the Prospectus Supplement for a series of Securities, one or more classes of Securities may have a final scheduled Distribution Date, which is the date on or prior to which the Security Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such series set forth therein.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Securities of a series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Assets is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term 'prepayment' includes prepayments, in whole or in part, and liquidations due to default).

     In addition, the weighted average life of the Securities may be affected by the varying maturities of the Mortgage Loans comprising or underlying the Assets in a Trust Fund. If any Mortgage Loans comprising or underlying the Assets in a particular Trust Fund have actual terms to maturity less than those assumed in calculating final scheduled Distribution Dates for the classes of Securities of the related series, one or more classes of such Securities may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Assets will, to some extent, be a function of the mix of Mortgage Rates and maturities of the Mortgage Loans comprising or underlying such Assets. See 'Description of the Trust Funds.'

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ('CPR') prepayment model or the Standard Prepayment Assumption ('SPA') prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Assets.

     The Prospectus Supplement with respect to each series of Securities may contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Securities of such series and the percentage of the initial Security Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Assets are made at rates corresponding to various percentages of CPR, SPA or such other standard specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of the weighted average life of the Securities to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Securities. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the related Prospectus Supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  Type of Mortgage Asset

     If so specified in the related Prospectus Supplement, a number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Securities, thereby lengthening the period of time elapsed from the date of issuance of a Security until it is retired.

     With respect to certain Mortgage Loans, including ARM Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each Mortgage Loan generally will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the mortgagor or obligor to make larger level monthly payments following the adjustment of the Mortgage Rate. In addition, certain Mortgage Loans may be subject to temporary buydown plans ('Buydown Mortgage Loans') pursuant to which the monthly payments made by the mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments thereon (the 'Buydown Period'). The periodic increase in the amount paid by the mortgagor of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the mortgagor, who might not have otherwise qualified for a mortgage, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

     The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the applicable index at origination and the related margin over such index at which interest accrues), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such deferred interest to the principal balance of any related class or classes of Securities will lengthen the weighted average life thereof and may adversely affect yield to holders thereof, depending upon the price at which such Securities were purchased. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Securities, the weighted average life of such Securities will be reduced and may adversely affect yield to holders thereof, depending upon the price at which such Securities were purchased.

  Defaults

     The rate of defaults on the Mortgage Loans will also affect the rate, timing and amount of principal payments on the Assets and thus the yield on the Securities. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgage Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

  Foreclosures

     The number of foreclosures or repossessions and the principal amount of the Mortgage Loans comprising or underlying the Assets that are foreclosed or repossessed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Assets and that of the related series of Securities.

  Refinancing

     At the request of a mortgagor, the Master Servicer or a Sub-Servicer may allow the refinancing of a Mortgage Loan in any Trust Fund by accepting prepayments thereon and permitting a new loan secured by a mortgage on the same property. In the event of such a refinancing, the new loan would not be included in the related Trust Fund and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A Sub-Servicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, Sub-Servicers may encourage the refinancing of Mortgage Loans, including defaulted Mortgage Loans, that would permit creditworthy borrowers to assume the outstanding indebtedness of such Mortgage Loans.

  Due-on-Sale Clauses

     Acceleration of mortgage payments as a result of certain transfers of underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans comprising or underlying the Assets may include 'due-on-sale' clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale, transfer or conveyance of the related Mortgaged Property. With respect to any Whole Loans, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. See 'Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses' and 'Description of the Agreements--Due-on-Sale Provisions.'

                                 THE DEPOSITOR

     Merrill Lynch Mortgage Investors, Inc., the Depositor, is a direct wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc. and was incorporated in the State of Delaware on June 13, 1986. The principal executive offices of the Depositor are located at 250 Vesey Street, World Financial Center, North Tower, 10th Floor, New York, New York 10218-1310. Its telephone number is (212) 449-0357.

     The Depositor's principal business is to acquire, hold and/or sell or otherwise dispose of cash flow assets, usually in connection with the securitization of that asset. The Depositor does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE SECURITIES

GENERAL

     The Certificates of each series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. If a series of Securities includes Notes, such Notes will represent indebtedness of the related Trust Fund and will be issued and secured pursuant to an indenture (an 'Indenture'). Each series of Securities will consist of one or more classes of Securities that may
(i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior (collectively, 'Senior Securities') or subordinate (collectively, 'Subordinate Securities') to one or more other classes of Securities in respect of certain distributions on the Securities;
(iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, 'Stripped Principal Securities'); (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, 'Stripped Interest Securities'); (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Securities of such series (collectively, 'Accrual Securities'); (vi) provide for payments of principal as described in the related Prospectus Supplement, from all or only a portion of the Assets in such Trust Fund, to the extent of available funds, in each case as described in the related Prospectus Supplement; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Security component and a Stripped Interest Security component. If so specified in the related Prospectus Supplement, a Trust Fund may include (i) additional Mortgage Loans (or certain balances thereof) that will be transferred to the Trust from time to time and/or (ii) in the case of revolving Home Equity loans or certain balances thereof, any additional balances advanced to the borrowers under the revolving Home Equity loans during certain periods. If so specified in the related Prospectus Supplement, distributions on one or more classes of a series of Securities may be limited to collections from a designated portion of the Whole Loans in the related Mortgage Pool (each such portion of Whole Loans, a 'Mortgage Loan Group'). Any such classes may include classes of Offered Securities.

     Each class of Offered Securities of a series will be issued in minimum denominations corresponding to the Security Balances or, in case of Stripped Interest Securities, notional amounts or percentage interests specified in the related Prospectus Supplement. The transfer of any Offered Securities may be registered and such Securities may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Securities of a series may be issued in definitive form ('Definitive Securities') or in book-entry form ('Book-Entry Securities'), as provided in the related Prospectus Supplement. See 'Risk Factors--Book-Entry Registration' and 'Description of the Securities--Book-Entry Registration and Definitive Securities.' Definitive Securities will be exchangeable for other Securities of the same class and series of a like aggregate Security Balance, notional amount or percentage interest but of different authorized denominations. See 'Risk Factors--Limited Liquidity' and '--Limited Assets.'

DISTRIBUTIONS

     Distributions on the Securities of each series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Securities are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the 'Record Date'), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the 'Determination Date'). All distributions with respect to each class of Securities on each Distribution Date will be allocated pro rata among the outstanding Securities in such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Trustee. Payments will be made either by wire transfer in immediately available funds to the account of a Securityholder at a bank or other entity having appropriate facilities therefor, if such Securityholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Securities in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Security Register; provided, however, that the final distribution in retirement of the Securities (whether Definitive Securities or Book-Entry Securities) will be made only upon presentation and surrender of the Securities at the location specified in the notice to Securityholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the Securities of each series on each Distribution Date will be made from the Available Distribution Amount described below, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the 'Available Distribution Amount' for each Distribution Date equals the sum of the following amounts:

          (i) the total amount of all cash on deposit in the related Collection Account as of the corresponding Determination Date, exclusive of:

             (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period (unless the related Prospectus Supplement provides otherwise, a 'Due Period' with respect to any Distribution Date will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

             (b) unless the related Prospectus Supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related Prepayment Premiums, Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

             (c) all amounts in the Collection Account that are due or reimbursable to the Depositor, the Trustee, an Asset Seller, a Sub-Servicer, the Master Servicer or any other entity as specified in the related Prospectus Supplement or that are payable in respect of certain expenses of the related Trust Fund;

          (ii) if the related Prospectus Supplement so provides, interest or investment income on amounts on deposit in the Collection Account, including any net amounts paid under any Cash Flow Agreements;

          (iii) all advances made by a Master Servicer or any other entity as specified in the related Prospectus Supplement with respect to such Distribution Date;

          (iv) if and to the extent the related Prospectus Supplement so provides, amounts paid by a Master Servicer or any other entity as specified in the related Prospectus Supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

          (v) unless the related Prospectus Supplement provides otherwise, to the extent not on deposit in the related Collection Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

     As described below, the entire Available Distribution Amount will be distributed among the related Securities (including any Securities not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE SECURITIES

     Each class of Securities (other than classes of Stripped Principal Securities that have no Pass-Through Rate or interest rate) may have a different Pass-Through Rate or interest rate, which will be a fixed, variable or adjustable rate at which interest will accrue on such class or a component thereof (the 'Pass-Through Rate' in the case of Certificates). The related Prospectus Supplement will specify the Pass-Through Rate or interest rate for each class or component or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method for determining the Pass-Through Rate or interest rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Securities will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of the Securities of any class will be made on each Distribution Date (other than any class of Accrual Securities, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Securities that are not entitled to any distributions of interest) based on the Accrued Security Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Securities, the amount of Accrued Security Interest otherwise distributable on such class will be added to the Security Balance thereof on each Distribution Date. With respect to each class of Securities and each Distribution Date (other than certain classes of Stripped Interest Securities), 'Accrued Security Interest' will be equal to interest accrued for a specified period on the outstanding Security Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate or interest rate, reduced as described below. Unless otherwise provided in the Prospectus Supplement, Accrued Security Interest on Stripped Interest Securities will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate or interest rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Securities will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related Prospectus Supplement, the Accrued Security Interest on a series of Securities will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Assets in the Trust Fund for such series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Securities of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the Security Balance of) a class of Offered Securities may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans comprising or underlying the Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Security Interest otherwise distributable on a class of Securities by reason of the allocation to such class of a portion of any deferred interest on the Mortgage Loans comprising or underlying the Assets in the related Trust Fund will result in a corresponding increase in the Security Balance of such class. See 'Risk Factors--Average Life of Securities; Prepayments; Yields' and 'Yield Considerations.'

DISTRIBUTIONS OF PRINCIPAL OF THE SECURITIES

     The Securities of each series, other than certain classes of Stripped Interest Securities, will have a 'Security Balance' which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Assets and other assets included in the related Trust Fund. The outstanding Security Balance of a Security will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Securities prior to the Distribution Date on which distributions of interest are required to commence, will be increased by any related Accrued Security Interest. Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Security Balance of all classes of Securities of a series will not be greater than the outstanding aggregate principal balance of the related Assets as of the applicable Cut-off Date. The initial aggregate Security Balance of a series and each class thereof will be specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the class or classes of Securities entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Security Balance of such class has been reduced to zero. Stripped Interest Securities with no Security Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related Prospectus Supplement, distribution on a class of Securities may be based on a combination of two or more different components as described under '--General' above. To such extent, the descriptions set forth under '--Distributions of Interests on the Securities' and '--Distributions of Principal of the Securities' above also relate to components of such a class of Securities. In such case, reference in such sections to Security Balance and Pass-Through Rate or interest rate refer to the principal balance, if any, of any such component and the Pass-Through Rate or interest rate, if any, on any such component, respectively.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the Prospectus Supplement for a series of Securities consisting of one or more classes of Subordinate Securities, on any Distribution Date in respect of which losses or shortfalls in collections on the Assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Securities in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See 'Description of Credit Support' for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of Securities evidencing an interest in a Trust Fund, unless otherwise provided in the related Prospectus Supplement, the Master Servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Collection Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Whole Loans in such Trust Fund during the related Due Period and were delinquent on the related Determination Date, subject to the Master Servicer's (or another entity's) good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Securities that includes one or more classes of Subordinate Securities and if so provided in the related Prospectus Supplement, the Master Servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of Senior Securities and/or may be subject to the Master Servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Assets otherwise distributable on one or more classes of such Subordinate Securities. See 'Description of Credit Support.'

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of the Master Servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, 'Related Proceeds') and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Securities of such series; provided, however, that any such advance will be reimbursable from any amounts in the Collection Account prior to any distributions being made on the Securities to the extent that the Master Servicer (or such other entity) shall determine in good faith that such advance (a 'Nonrecoverable Advance') is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Assets otherwise distributable on such Subordinate Securities. If advances have been made by the Master Servicer from excess funds in the Collection Account, the Master Servicer is required to replace such funds in the Collection Account on any future Distribution Date to the extent that funds in the Collection Account on such Distribution Date are less than payments required to be made to Securityholders on such date. If so specified in the related Prospectus Supplement, the obligations of the Master Servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, the Master Servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Assets prior to any payment to Securityholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any series of Securities evidencing an interest in a Trust Fund that includes MBS will describe any corresponding advancing obligation of any person in connection with such MBS.

REPORTS TO SECURITYHOLDERS

     Unless otherwise provided in the Prospectus Supplement, with each distribution to holders of any class of Securities of a series, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

          (i) the amount of such distribution to holders of Securities of such class applied to reduce the Security Balance thereof;

          (ii) the amount of such distribution to holders of Securities of such class allocable to Accrued Security Interest;

          (iii) the amount of such distribution allocable to Prepayment
     Premiums;

          (iv) the amount of related servicing compensation received by a Master Servicer (and, if payable directly out of the related Trust Fund, by any Sub-Servicer) and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Securityholder reasonably requests, to enable Securityholders to prepare their tax returns;

          (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

          (vi) the aggregate principal balance of the Assets at the close of business on such Distribution Date;

          (vii) the number and aggregate principal balance of Whole Loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and (d) foreclosure proceedings have been commenced;

          (viii) with respect to any Whole Loan liquidated during the related Due Period, (a) the portion of such liquidation proceeds payable or reimbursable to the Master Servicer (or any other entity) in respect of such Mortgage Loan and (b) the amount of any loss to Securityholders;

          (ix) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period, (a) the loan number of the related Mortgage Loan and (b) the date of acquisition;

          (x) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period, (a) the book value, (b) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

          (xi) with respect to any such REO Property sold during the related Due Period (a) the aggregate amount of sale proceeds, (b) the portion of such sales proceeds payable or reimbursable to the Master Servicer in respect of such REO Property or the related Mortgage Loan and (c) the amount of any loss to Securityholders in respect of the related Mortgage Loan;

          (xii) the aggregate Security Balance or notional amount, as the case may be, of each class of Securities (including any class of Securities not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Security Balance due to the allocation of any loss and increase in the Security Balance of a class of Accrual Securities in the event that Accrued Security Interest has been added to such balance;

          (xiii) the aggregate amount of principal prepayments made during the related Due Period;

          (xiv) the amount deposited in the reserve fund, if any, on such Distribution Date;

          (xv) the amount remaining in the reserve fund, if any, as of the close of business on such Distribution Date;

          (xvi) the aggregate unpaid Accrued Security Interest, if any, on each class of Securities at the close of business on such Distribution Date;

          (xvii) in the case of Securities with a variable Pass-Through Rate or interest rate, the Pass-Through Rate or interest rate applicable to such Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

          (xviii) in the case of Securities with an adjustable Pass-Through Rate or interest rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Pass-Through Rate or interest rate applicable to such Distribution Date, if available, and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

          (xix) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

          (xx) the aggregate amount of payments by the obligors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period.

     In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Securities or for such other specified portion thereof. In addition, in the case of information furnished pursuant to subclauses (i), (ii), (xii), (xvi) and
(xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of Securities. The Master Servicer or the Trustee, as specified in the related Prospectus Supplement, will forward or cause to be forwarded to each holder, to the Depositor and to such other parties as may be specified in the Agreement, a copy of any statements or reports received by the Master Servicer or the Trustee, as applicable, with respect to any MBS. The Prospectus Supplement for each series of Offered Securities will describe any additional information to be included in reports to the holders of such Securities.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Security a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Securityholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See 'Description of the Securities-- Registration and Definitive Securities.'

TERMINATION

     The obligations created by the related Agreement for each series of Certificates will terminate upon the payment to Certificateholders of that series of all amounts held in the Collection Account or by the Master Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment or other liquidation of the last Asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreement continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreement will be given to each Securityholder, and the final distribution will be made only upon presentation and surrender of the Securities at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a series of Securities may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Security Balance of a specified class or classes of Securities by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related Prospectus Supplement, in each case, under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE SECURITIES

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Securities of any series will be issued as Book-Entry Securities, and each such class will be represented by one or more single Securities registered in the name of a nominee for the depository, The Depository Trust Company ('DTC').

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a 'clearing corporation' within the meaning of the Uniform Commercial Code ('UCC') and a 'clearing agency' registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ('Participants') and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include Merrill Lynch, Pierce, Fenner & Smith Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ('Indirect Participants').

     Unless otherwise provided in the related Prospectus Supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Securities may do so only through Participants and Indirect Participants. In addition, such investors ('Security Owners') will receive all distributions on the Book-Entry Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC ('Cede'), on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Security Owners. Unless otherwise provided in the related Prospectus Supplement, the only 'Securityholder' (as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Security Owners will not be recognized by the Trustee as Securityholders under the Agreement. Security Owners will be permitted to exercise the rights of Securityholders under the related Agreement, Trust Agreement or Indenture, as applicable, only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of and interest on the Book-Entry Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the

Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Security Owner to pledge its interest in the Book-Entry Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Securities, may be limited due to the lack of a physical certificate evidencing such interest.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Securityholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Securities are credited.

     Cedel Bank, societe anonyme ('CEDEL') is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ('CEDEL Participants') and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Underwriters. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ('Euroclear Participants') and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in Euroclear in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the 'Euroclear Operator' or 'Euroclear'), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the 'Cooperative'). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriters. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the 'Terms and Conditions'). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See 'Material Federal Income Tax Consequences' in this Prospectus and 'Global Clearance, Settlement and Tax Documentation Procedures' in Annex I to the related Prospectus Supplement. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Security under the Indenture, Trust Agreement or Pooling and Servicing Agreement, as applicable, on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

     Cede, as nominee for DTC, will hold the Securities. CEDEL and Euroclear will hold omnibus positions in the Securities on behalf of the CEDEL Participants and the Euroclear Participants, respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (collectively, the 'Depositaries'), which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

     Transfers between DTC's participating organizations (the 'Participants') will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

     Because of time zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     In the event that any of DTC, Cedel or Euroclear should discontinue its services, the Administrator would seek an alternative depository (if available) or cause the issuance of Definitive Securities to the owners thereof or their nominees in the manner described in the Prospectus under 'Description of the Securities--Book Entry Registration and Definitive Securities'.

     Unless otherwise specified in the related Prospectus Supplement, Securities initially issued in book-entry form will be issued in fully registered, certificated form to Security Owners or their nominees ('Definitive Securities'), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Securities and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Securities for the Security Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Securities, together with instructions for reregistration, the Trustee will issue (or cause to be issued) to the Security Owners identified in such instructions the Definitive Securities to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the Agreement.

                         DESCRIPTION OF THE AGREEMENTS

AGREEMENTS APPLICABLE TO A SERIES

     REMIC Certificates, Grantor Trust Certificates. Certificates that are REMIC Certificates, Grantor Trust Certificates or indebtedness for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a pooling and servicing agreement (a 'Pooling and Servicing Agreement') among the Depositor, the Master Servicer and the Trustee. The Assets of such Trust Fund will be transferred to the Trust Fund and thereafter serviced in accordance with the terms of the Pooling and Servicing Agreement. In the context of the conveyance and servicing of the related Assets, the Pooling and Servicing Agreement may be referred to herein as the 'Agreement'. Notwithstanding the foregoing, if the Assets of the Trust Fund for such a series consists only of Government Securities or MBS, such Assets will be conveyed to the Trust Fund and administered pursuant to a trust agreement between the Depositor and the Trustee (a 'Trust Agreement'), which may also be referred to herein as the 'Agreement'.

     Certificates That Are Partnership Interests for Tax Purposes and
Notes. Certificates that are partnership interests for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a Trust Agreement between the Depositor and the Trustee. The Assets of the related Trust Fund will be transferred to the Trust Fund and thereafter serviced in accordance with a servicing agreement (a 'Servicing Agreement') between the Depositor, the Servicer and the Trustee. In the context of the conveyance and servicing of the related Assets, a Servicing may be referred to herein as the 'Agreement'.

     A series of Notes issued by a Trust Fund will be issued pursuant to the indenture (the 'Indenture') between the related Trust Fund and an indenture trustee (the 'Indenture Trustee') named in the related Prospectus Supplement.

     Notwithstanding the foregoing, if the Assets of a Trust Fund consist only of MBS or Government Securities, such Assets will be conveyed to the Trust Fund and administered in accordance with the terms of the Trust Agreement, which in such context may be referred to herein as the Agreement.

     General. Any Master Servicer and the Trustee with respect to any series of Securities will be named in the related Prospectus Supplement. In any series of Securities for which there are multiple Master Servicers, there may also be multiple Mortgage Loan Groups, each corresponding to a particular Master Servicer; and, if the related Prospectus Supplement so specifies, the servicing obligations of each such Master Servicer will be limited to the Whole Loans in such corresponding Mortgage Loan Group. In lieu of appointing a Master Servicer, a servicer may be appointed pursuant to the Agreement for any Trust Fund. Such servicer will service all or a significant number of Whole Loans directly without a Sub-Servicer. Unless otherwise specified in the related Prospectus Supplement, the obligations of any such servicer shall be commensurate with those of the Master Servicer described herein. References in this Prospectus to Master Servicer and its rights and obligations, unless otherwise specified in the related Prospectus Supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly. A manager or administrator may be appointed pursuant to the Trust Agreement for any Trust Fund to administer such Trust Fund. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. Forms of a Pooling and Servicing Agreement, a Sale and Servicing Agreement and a Trust Agreement have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

     The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a series of Securities will describe any provision of the Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term 'Security' refers to all of the Securities of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreement (without exhibits) relating to any series of Securities without charge upon written request of a holder of a Security of such series addressed to Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1310.
Attention: Jack Ross.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of Securities, the Depositor will assign (or cause to be assigned) to the designated Trustee the Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Securities to the Depositor in exchange for the Assets and the other assets comprising the Trust Fund for such series. Each Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related Prospectus Supplement, such schedule will include detailed information (i) in respect of each Whole Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value and Loan-to-Value Ratio as of the date indicated and payment and prepayment provisions, if applicable; and (ii) in respect of each MBS included in the related Trust Fund, including without limitation, the MBS Issuer, MBS Servicer and MBS Trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, except as otherwise specified in the related Prospectus Supplement, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which unless otherwise specified in the related Prospectus Supplement will include the original Mortgage Note endorsed, without recourse, in blank or to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers to the Trustee or the custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Unless otherwise specified in the related Prospectus Supplement, the Asset Seller will be required to agree to repurchase, or substitute for, each such Mortgage Loan that is subsequently in default if the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require the Depositor or another party specified therein to promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Asset Seller or any other prior holder of the Whole Loan.

     The Trustee (or a custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or a custodian) will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Master Servicer and the Depositor, and the Master Servicer shall immediately notify the relevant Asset Seller. If the Asset Seller cannot cure the omission or defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Asset Seller will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. There can be no assurance that an Asset Seller will fulfill this repurchase or substitution obligation, and neither the Master Servicer nor the Depositor will be obligated to repurchase or substitute for such Mortgage Loan if the Asset Seller defaults on its obligation. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related Prospectus Supplement, in lieu of curing any omission or defect in the Asset or repurchasing or substituting for such Asset, the Asset Seller may agree to cover any losses suffered by the Trust Fund as a result of such breach or defect.

     Notwithstanding the preceding two paragraphs, unless otherwise specified in the related Prospectus Supplement, the documents with respect to Home Equity Loans and Home Improvement Contracts will not be delivered to the Trustee (or a custodian), but will be retained by the Master Servicer, which may also be the Asset Seller. In addition, assignments of the related Mortgages to the Trustee will not be recorded, unless otherwise provided in the related Prospectus Supplement.

     With respect to each Government Security or MBS in certificated form, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of such Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully such Government Security or MBS, as applicable, to the Trustee for the benefit of the Certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a 'clearing corporation' within the meaning of the UCC, the Depositor and the Trustee will cause such Government Security or MBS to be registered directly or on the books of such clearing corporation or of one or more securities intermediaries in the name of the Trustee for the benefit of the Securityholders. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that either the Depositor or the Trustee promptly cause any MBS and Government Securities in certificated form not registered in the name of the Trustee to be re-registered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related Prospectus Supplement the Depositor will, with respect to each Whole Loan, assign certain representations and warranties, as of a specified date (the person making such representations and warranties, the 'Warranting Party') covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Whole Loan on the schedule of Assets appearing as an exhibit to the related Agreement; (ii) the existence of title insurance insuring the lien priority of the Whole Loan; (iii) the authority of the Warranting Party to sell the Whole Loan; (iv) the payment status of the Whole Loan; (v) in the case of a Whole Loan, the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

     Any Warranting Party shall be an Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of Certificates evidencing an interest in such Whole Loan. Unless otherwise specified in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to reimburse the Trust Fund for losses caused by any such breach or either cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

     Unless otherwise provided in the related Prospectus Supplement, each Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of such Whole Loan or the interests therein of the Securityholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Whole Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, unless otherwise specified in the related Prospectus Supplement, the 'Purchase Price' is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the Master Servicer. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase a Whole Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such series of Certificates, to cause the removal of such Whole Loan from the Trust Fund and substitute in its place one or more other Whole Loans in accordance with the standards described in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase or substitute a Whole Loan as to which a breach has occurred, will have the option to reimburse the Trust Fund or the Securityholders for any losses caused by such breach. Unless otherwise specified in the related Prospectus Supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Warranting Party.

     Neither the Depositor (except to the extent that it is the Warranting Party) nor the Master Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

     Unless otherwise provided in the related Prospectus Supplement the Warranting Party will, with respect to a Trust Fund that includes Government Securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to such Government Securities or MBS, covering (i) the accuracy of the information set forth therefor on the schedule of Assets appearing as an exhibit to the related Agreement and (ii) the authority of the Warranting Party to sell such Assets. The related Prospectus Supplement will describe the remedies for a breach thereof.

     A Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for the number of days specified in the Agreement after the giving of written notice of such breach to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights (unless otherwise specified in the related Prospectus Supplement), will constitute an Event of Default under such Pooling and Servicing Agreement. See 'Events of Default' and 'Rights Upon Event of Default.'

COLLECTION ACCOUNT AND RELATED ACCOUNTS

  General

     The Master Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Assets (collectively, the 'Collection Account'), which must be either (i) an account or accounts the deposits in which are insured by the Federal Deposit Insurance Corporation ('FDIC') (to the limits established by the FDIC) and, if so specified in the related Prospectus Supplement, the uninsured deposits in which are otherwise secured such that the Trustee have a claim with respect to the funds in the Collection Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which the Collection Account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Securities of such series. The collateral eligible to secure amounts in the Collection Account is limited to United States government securities and other investment grade obligations specified in the Agreement ('Permitted Investments'). A Collection Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in the Collection Account will be paid to a Master Servicer or its designee as additional servicing compensation. The Collection Account may be maintained with an institution that is an affiliate of the Master Servicer, if applicable, provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Collection Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.

  Deposits

     A Master Servicer or the Trustee will deposit or cause to be deposited in the Collection Account for one or more Trust Funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the Master Servicer or the Trustee or on its behalf subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest):

          (i) all payments on account of principal, including principal prepayments, on the Assets;

          (ii) all payments on account of interest on the Assets, including any default interest collected, in each case net of any portion thereof retained by a Master Servicer or a Sub-Servicer as its servicing compensation and net of any Retained Interest;

          (iii) all proceeds of the hazard insurance policies to be maintained in respect of each Mortgaged Property securing a Whole Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a Master Servicer or the related Sub-Servicer, subject to the terms and conditions of the related Mortgage and Mortgage
     Note) (collectively, 'Insurance Proceeds') and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Trust Fund, by foreclosure or otherwise ('Liquidation Proceeds'), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise;

          (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Securities as described under 'Description of Credit Support';

          (v) any advances made as described under 'Description of the Securities--Advances in Respect of Delinquencies';

          (vi) any amounts paid under any Cash Flow Agreement, as described under 'Description of the Trust Funds--Cash Flow Agreements';

          (vii) all proceeds of any Asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by the Depositor, any Asset Seller or any other specified person as described under 'Assignment of Assets; Repurchases' and 'Representations and Warranties; Repurchases,' all proceeds of any defaulted Mortgage Loan purchased as described under 'Realization Upon Defaulted Whole Loans,' and all proceeds of any Asset purchased as described under 'Description of the Securities--Termination' (also, 'Liquidation Proceeds');

          (viii) any amounts paid by a Master Servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the Trust Fund as described under 'Description of the Agreements-- Retained Interest; Servicing Compensation and Payment of Expenses';

          (ix) to the extent that any such item does not constitute additional servicing compensation to a Master Servicer, any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the Mortgage Assets;

          (x) all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described under 'Hazard Insurance Policies';

          (xi) any amount required to be deposited by a Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Collection Account; and

          (xii) any other amounts required to be deposited in the Collection Account as provided in the related Agreement and described in the related Prospectus Supplement.

  Withdrawals

     A Master Servicer or the Trustee may, from time to time, unless otherwise specified in the related Prospectus Supplement or the related Agreement, make withdrawals from the Collection Account for each Trust Fund for any of the following purposes:

          (i) to make distributions to the Securityholders on each Distribution Date;

          (ii) to reimburse a Master Servicer for unreimbursed amounts advanced as described under 'Description of the Securities--Advances in Respect of Delinquencies,' such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Whole Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Whole Loans;

          (iii) to reimburse a Master Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Whole Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Whole Loans and properties;

          (iv) to reimburse a Master Servicer for any advances described in clause (ii) above and any servicing expenses described in clause (iii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Assets that is otherwise distributable on one or more classes of Subordinate Securities, if any, remain outstanding, and otherwise any outstanding class of Securities, of the related series;

          (v) if and to the extent described in the related Prospectus Supplement, to pay a Master Servicer interest accrued on the advances described in clause (ii) above and the servicing expenses described in clause (iii) above while such remain outstanding and unreimbursed;

          (vi) to reimburse a Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under 'Certain Matters Regarding a Master Servicer and the Depositor';

          (vii) if and to the extent described in the related Prospectus Supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the Trustee's fees;

          (viii) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under 'Certain Matters Regarding the Trustee';

          (ix) unless otherwise provided in the related Prospectus Supplement, to pay a Master Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Collection Account;

          (x) to pay the person entitled thereto any amounts deposited in the Collection Account that were identified and applied by the Master Servicer as recoveries of Retained Interest;

          (xi) to pay for costs reasonably incurred in connection with the proper management and maintenance of any Mortgaged Property acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property;

          (xii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under 'Material Federal Income Tax
     Consequences--REMICS--Prohibited Transactions Tax and Other Taxes';

          (xiii) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of such Whole Loan or property;

          (xiv) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of Securityholders;

          (xv) to pay for the costs of recording the related Agreement if such recordation materially and beneficially affects the interests of Securityholders, provided that such payment shall not constitute a waiver with respect to the obligation of the Warranting Party to remedy any breach of representation or warranty under the Agreement;

          (xvi) to pay the person entitled thereto any amounts deposited in the Collection Account in error, including amounts received on any Asset after its removal from the Trust Fund whether by reason of purchase or substitution as contemplated by 'Assignment of Assets; Repurchase' and 'Representations and Warranties; Repurchases' or otherwise;

          (xvii) to make any other withdrawals permitted by the related Agreement; and

          (xviii) to clear and terminate the Collection Account at the termination of the Trust Fund.

  Other Collection Accounts

     Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, the Agreement for any series of Securities may provide for the establishment and maintenance of a separate collection account into which the Master Servicer or any related Sub-Servicer will deposit on a daily basis the amounts described under '--Deposits' above for one or more series of Securities. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Collection Account by a time specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any amounts which could be withdrawn from the Collection Account as described under '--Withdrawals' above, may also be withdrawn from any such collection account. The Prospectus Supplement will set forth any restrictions with respect to any such collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The Master Servicer, directly or through Sub-Servicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided such procedures are consistent with (i) the terms of the related Agreement and any related hazard insurance policy or instrument of Credit Support, if any, included in the related Trust Fund described herein or under 'Description of Credit Support,' (ii) applicable law and (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the 'Servicing Standard'). In connection therewith, the Master Servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late payment on a Whole Loan.

     Each Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to a Whole Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures or repossessions; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See 'Description of Credit Support.'

     The Master Servicer may agree to modify, waive or amend any term of any Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or (ii) in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related Prospectus Supplement, (i) in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation. The Master Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Whole Loan.

SUB-SERVICERS

     A Master Servicer may delegate its servicing obligations in respect of the Whole Loans to third-party servicers (each, a 'Sub-Servicer'), but such Master Servicer will remain obligated under the related Agreement. Each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a 'Sub-Servicing Agreement') must be consistent with the terms of the related Agreement and must provide that, if for any reason the Master Servicer for the related series of Securities is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. However, a Sub-Servicer may be entitled to a Retained Interest in certain Whole Loans. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under an Agreement. See 'Retained Interest; Servicing Compensation and Payment of Expenses.'

REALIZATION UPON DEFAULTED WHOLE LOANS

     Unless otherwise provided in the related Prospectus Supplement, the Master Servicer is required to monitor any Whole Loan which is in default, initiate corrective action in cooperation with the mortgagor or obligor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of such corrective action or the need for additional initiatives.

     Any Agreement relating to a Trust Fund that includes Whole Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Securities a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Security will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under 'Representations and Warranties; Repurchases.'

     If so specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure, repossession or similar proceedings. The related Agreement will provide that any such offering be made in a commercially reasonable manner for a specified period and that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Securityholder) that constitutes a fair price for such defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the Master Servicer shall proceed with respect to such defaulted Mortgage Loan as described below. Any bid in an amount at least equal to the Purchase Price described under 'Representations and Warranties; Repurchases' will in all cases be deemed fair.

     The Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Whole Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on such Whole Loan has occurred or, in the Master Servicer's judgment, is imminent.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within three years of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to three years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Security is outstanding. Subject to the foregoing, the Master Servicer will be required to (i) solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and (ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

     The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust
Fund) on the ownership and management of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See 'Certain Legal Aspects of Mortgage Loans--Foreclosure.'

     If recovery on a defaulted Whole Loan under any related instrument of Credit Support is not available, the Master Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the Mortgage Rate, as applicable, plus the aggregate amount of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of the Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of such Liquidation Proceeds to Securityholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Whole Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See 'Hazard Insurance Policies' and 'Description of Credit Support.'

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related Prospectus Supplement, each Agreement for a Trust Fund comprised of Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage or, if any Mortgage permits the holder thereof to dictate to the mortgagor the insurance coverage to be maintained on the related Mortgaged Property, then such coverage as is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage will be in general in an amount equal to the lesser of the principal balance owing on such Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the Collection Account. The Agreement will provide that the Master Servicer may satisfy its obligation to cause each mortgagor to maintain such a hazard insurance policy by the Master Servicer's maintaining a blanket policy insuring against hazard losses on the Whole Loans. If such blanket policy contains a deductible clause, the Master Servicer will be required to deposit in the Collection Account all sums that would have been deposited therein but for such clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

     The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Each Agreement for a Trust Fund comprised of Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

     Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by the Master Servicer or Sub-Servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, mortgagors will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Master Servicer, on behalf of the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the Whole Loans. However, the ability of the Master Servicer to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Master Servicer by mortgagors.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related Prospectus Supplement, each Agreement will require that the Master Servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the Master Servicer. The related Agreement will allow the Master Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer so long as certain criteria set forth in the Agreement are met.

DUE-ON-SALE PROVISIONS

     The Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale, transfer or conveyance of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. Unless otherwise specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation.

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Prospectus Supplement for a series of Certificates will specify whether there will be any Retained Interest in the Assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A 'Retained Interest' in an Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer's and a Sub-Servicer's primary servicing compensation with respect to a series of Securities will come from the periodic payment to it of a portion of the interest payment on each Asset. Since any Retained Interest and a Master Servicer's primary compensation are percentages of the principal balance of each Asset, such amounts will decrease in accordance with the amortization of the Assets. The Prospectus Supplement with respect to a series of Securities evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, the Master Servicer or the Sub-Servicers may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from mortgagors and any interest or other income which may be earned on funds held in the Collection Account or any account established by a Sub-Servicer pursuant to the Agreement.

     The Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the Assets, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Securityholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein may be borne by the Trust Fund.

     If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period to certain interest shortfalls resulting from the voluntary prepayment of any Whole Loans in the related Trust Fund during such period prior to their respective due dates therein.

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to Assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first such date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for the Federal Home Loan Mortgage Corporation ('FHLMC') or such other audit or attestation program used by the Master Servicer, the servicing by or on behalf of the Master Servicer of mortgage loans under agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the terms of such agreements or such program except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, or such other audit or attestation program requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC or such other audit or attestation program used by such Sub-Servicer (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

     Each such Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related Prospectus Supplement, copies of such annual accountants' statement and such statements of officers will be obtainable by Securityholders without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The Master Servicer, if any, or a servicer for substantially all the Whole Loans under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer (or as such servicer) may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Reference herein to the Master Servicer shall be deemed to be to the servicer of substantially all of the Whole Loans.

     Unless otherwise specified in the related Prospectus Supplement, the related Agreement will provide that the Master Servicer may resign from its obligations and duties thereunder only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that neither any Master Servicer, the Depositor nor any director, officer, employee, or agent of a Master Servicer or the Depositor will be under any liability to the related Trust Fund or Security holders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a Master Servicer, the Depositor nor any such person will be protected against any breach of a representation, warranty or covenant made in such Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that any Master Servicer, the Depositor and any director, officer, employee or agent of a Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities; provided, however, that such indemnification will not extend to any loss, liability or expense

(i) specifically imposed by such Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a Master Servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to such Agreement); (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties; (iv) incurred in connection with any violation of any state or federal securities law; or (v) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement. In addition, each Agreement will provide that neither any Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any such Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Securityholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Collection Account.

     Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Agreement.

EVENTS OF DEFAULT UNDER THE AGREEMENT

     Unless otherwise provided in the related Prospectus Supplement, Events of Default under the related Agreement will include (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders, or to remit to the Trustee or Indenture Trustee, as applicable, for distribution to Securityholders, any required payment that continues after a grace period, if any; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days (or such other period specified in the related Prospectus Supplement) after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; (iii) any breach of a representation or warranty made by the Master Servicer under the Agreement which materially and adversely affects the interests of Securityholders and which continues unremedied for thirty days (or such longer period specified in the related Prospectus Supplement) after written notice of such breach has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all Securityholders of the applicable series notice of such occurrence, unless such default shall have been cured or waived.

     The manner of determining the 'Voting Rights' of a Security or class or classes of Securities will be specified in the related Prospectus Supplement.

RIGHTS UPON EVENT OF DEFAULT UNDER THE AGREEMENT

     So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Securities evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans (other than as a Securityholder or as the owner of any Retained Interest), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Mortgage Loans, or if the related Prospectus Supplement so specifies, then the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Securities entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 (or such other amount specified in the related Prospectus Supplement) to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     Unless otherwise described in the related Prospectus Supplement, the holders of Securities representing at least 66 2/3% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights allocated to the respective classes of Securities affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to Securityholders described in clause (i) under 'Events of Default' may be waived only by all of the Securityholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No Securityholders will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities evidencing not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other number of days specified in the related Prospectus Supplement) has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Securities covered by such Agreement, unless such Securityholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

     Each Agreement may be amended by the parties thereto, without the consent of any of the holders of Securities covered by the Agreement, (i) to cure any ambiguity or correct any mistake, (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein or with the related Prospectus Supplement, (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that, in the case of clause (iii), such amendment will not (as evidenced by an opinion of counsel to such effect or a letter from the applicable Rating Agency that such amendment will not result in a reduction or withdrawal of its rating of the related Security) adversely affect in any material respect the interests of any holder of Securities covered by the Agreement. Unless otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the holders of Securities affected thereby evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, for any purpose; provided, however, that unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Security without the consent of the holder of such Security or (ii) reduce the consent percentages described in this paragraph without the consent of the holders of all Securities covered by such Agreement then outstanding. However, with respect to any series of Securities as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the

Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Securities are outstanding.

THE TRUSTEE

     The Trustee under each Agreement or Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have a banking relationship with the Depositor and its affiliates and with any Master Servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The Trustee will make no representations as to the validity or sufficiency of any Agreement or Trust Agreement, the Securities or any Asset or related document and is not accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or its designee in respect of the Securities or the Assets, or deposited into or withdrawn from the Collection Account or any other account by or on behalf of the Master Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreement or Trust Agreement, as applicable. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreement or Trust Agreement, as applicable.

CERTAIN MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related Prospectus Supplement, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Collection Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's (i) enforcing its rights and remedies and protecting the interests, of the Securityholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of the related Agreement or series of Securities (iii) being the mortgagee of record with respect to the Mortgage Loans in a Trust Fund and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Securityholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related series of Securities entitled to not less than 25% (or such other percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Securityholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor trustee acceptable to the Master Servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible to continue as such under the related Agreement, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the Trustee has adversely affected or will adversely affect the rating on any class of the

Securities, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer, if any. Holders of the Securities of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time remove the Trustee without cause and appoint a successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

CERTAIN TERMS OF THE INDENTURE

     Events of Default. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default for thirty (30) days (or such other number of days specified in such Prospectus Supplement) or more in the payment of any principal of or interest on any Note of such series; (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of sixty (60) days (or such other number of days specified in such Prospectus Supplement) after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days (or such other number of days specified in such Prospectus Supplement) after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that series.

     If an Event of Default with respect to the Notes of any series at the time outstanding occurs and is continuing, either the Indenture Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such series may declare the principal amount (or, if the Notes of that series are Accrual Securities, such portion of the principal amount as may be specified in the terms of that series, as provided in the related Prospectus Supplement) of all the Notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the Notes of such series.

     If, following an Event of Default with respect to any series of Notes, the Notes of such series have been declared to be due and payable, the Indenture Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such series as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes of a series following an Event of Default, other than a default in the payment of any principal or interest on any Note of such series for thirty (30) days or more, unless (a) the holders of 100% (or such other percentage specified in the related Prospectus Supplement) of the then aggregate outstanding amount of the Notes of such series consent to such sale,
(b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such series at the date of such sale or (c) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 6 62/3% (or such other percentage specified in the related Prospectus Supplement) of the then aggregate outstanding amount of the Notes of such series.

     In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days (or such other number of days specified in the related Prospectus Supplement) or more in the payment of principal of or interest on the Notes of a series, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     Unless otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

     Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing with respect to a series of Notes, the Indenture Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such series, unless such holders offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such series affected thereby.

     Discharge of the Indenture. The Indenture will be discharged with respect to a series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Indenture Trustee for cancellation of all the Notes of such series or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes of such series.

     In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such series, to replace stolen, lost or mutilated Notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Indenture Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such series on the maturity date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such series. In the event of any such defeasance and discharge of Notes of such series, holders of Notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

     Indenture Trustee's Annual Report. The Indenture Trustee for each series of Notes will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee as such and any action taken by it that materially affects such Notes and that has not been previously reported.

     The Indenture Trustee. The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee for such series. The Depositor may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances the Depositor will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.

     The bank or trust company serving as Indenture Trustee may have a banking relationship with the Depositor or any of its affiliates or the Master Servicer or any of its affiliates.

                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of Securities Credit Support may be provided with respect to one or more classes thereof or the related Assets. Credit Support may be in the form of the subordination of one or more classes of Securities, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

     Unless otherwise provided in the related Prospectus Supplement for a series of Securities the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Security Balance of the Securities and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Securityholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Securities (each, a 'Covered Trust'), holders of Securities evidencing interests in any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Securities of a series, or the related Assets, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement. See 'Risk Factors--Credit Support Limitations--Risk That Credit Support Will Not Cover All Losses.'

SUBORDINATE SECURITIES

     If so specified in the related Prospectus Supplement, one or more classes of Securities of a series may be Subordinate Securities. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Securities to receive distributions of principal and interest from the Collection Account on any Distribution Date will be subordinated to such rights of the holders of Senior Securities. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Securities in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the Assets for a series are divided into separate groups, each supporting a separate class or classes of Securities of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Securities evidencing interests in one group of Assets prior to distributions on Subordinate Securities evidencing interests in a different group of Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES

     If so provided in the Prospectus Supplement for a series of Securities, the Whole Loans in the related Trust Fund will be covered for various default risks by insurance policies or guarantees.

LETTER OF CREDIT

     If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the 'L/C Bank'). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Assets on the related Cut-off Date or of the initial aggregate Security Balance of one or more classes of Securities. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement.

RESERVE FUNDS

     If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Assets as specified in the related Prospectus Supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Securities.

     Moneys deposited in any Reserve Funds will be invested in Permitted Investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Securityholders and use of investment earnings from the Reserve Fund, if any.

CREDIT SUPPORT WITH RESPECT TO MBS

     If so provided in the Prospectus Supplement for a series of Securities, the MBS in the related Trust Fund and/or the Mortgage Loans underlying such MBS may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify as to each such form of Credit Support the information indicated above with respect thereto, to the extent such information is material and available.

                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains summaries, which are general in nature, of certain state law legal aspects of loans secured by single-family or multi-family residential properties. Because such legal aspects are governed primarily by the applicable laws of the state in which the related Mortgaged Property is located (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. See 'Description of the Trust Funds--Assets.'

GENERAL

     All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as 'mortgages.' Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, 'mortgagor' includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the Prospectus Supplement, the Depositor or the Asset Seller will make certain representations and warranties in the Agreement with respect to any Mortgage Loans that are secured by an interest in a leasehold estate. Such representation and warranties, if applicable, will be set forth in the Prospectus Supplement.

COOPERATIVE LOANS

     If specified in the Prospectus Supplement relating to a series of Offered Securities, the Mortgage Loans may also consist of cooperative apartment loans ('Cooperative Loans') secured by security interests in shares issued by a cooperative housing corporation (a 'Cooperative') and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

     Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperatives's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

     The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant- stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See 'Foreclosure--Cooperatives' below.

FORECLOSURE

  General

     Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

  Judicial Foreclosure

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

  Equitable Limitations on Enforceability of Certain Provisions

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.

  Non-Judicial Foreclosure/Power of Sale

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

  Public Sale

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will become obligated to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a 'due-on-sale' clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans, if any, that are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

  Rights of Redemption

     The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their 'equity of redemption.' The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than three years. Unless otherwise provided in the related Prospectus Supplement, with respect to a series of Securities for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than three years if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC Provisions.

  Cooperative Loans

     The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant- stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permit the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

     The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

     Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

     In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a 'commercially reasonable' manner. Whether a foreclosure sale has been conducted in a 'commercially reasonable' manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

     Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

     In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building was so converted.

JUNIOR MORTGAGES

     Some of the Mortgage Loans may be secured by junior mortgages or deeds of trust, which are subordinate to first or other senior mortgages or deeds of trust held by other lenders. The rights of the Trust Fund as the holder of a junior deed of trust or a junior mortgage are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See '--Foreclosure' herein.

     Furthermore, because the terms of the junior mortgage or deed of trust are subordinate to the terms of the first mortgage or deed of trust, in the event of a conflict between the terms of the first mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the first mortgage or deed of trust will generally govern. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a first mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Statutes in some states limit the right of a beneficiary under a deed of trust or a mortgagee under a mortgage to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain other states, the lender has the option of bringing a personal action against the mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 11 or Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

     Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in certain circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases this liability may affect assignees of the mortgage loans.

     Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

ENVIRONMENTAL LEGISLATION

     Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and under state law in a number of states, a secured party that takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or becomes involved in the operation or management of a property so as to be deemed an 'owner' or 'operator' of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a lender (such as a Trust Fund) secured by residential real property. In the event that title to a Mortgaged Property securing a Mortgage Loan in a Trust Fund was acquired by the Trust Fund and cleanup costs were incurred in respect of the Mortgaged Property, the holders of the related series of Securities might realize a loss if such costs were required to be paid by the Trust Fund.

DUE-ON-SALE CLAUSES

     Unless the related Prospectus Supplement indicates otherwise, the Mortgage Loans will contain due-on-sale clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells, transfers or conveys the related Mortgaged Property. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations of federal savings banks are fully enforceable pursuant to regulations of the United States Federal Home Loan Bank Board, as succeeded by the Office of Thrift Supervision, which preempt state law restrictions on the enforcement of such clauses. Similarly, 'due-on-sale' clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

     The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the act (including federal savings and loan associations and federal savings banks) may not exercise a 'due-on-sale' clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. The inability to enforce a 'due-on-sale' clause may result in a mortgage that bears an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

SUBORDINATE FINANCING

     Where a mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ('Title V'), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     The Depositor believes that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of such state action will be eligible for inclusion in a Trust Fund unless (i) such mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or
(ii) such mortgage loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the mortgagor may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the mortgagor to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

ALTERNATIVE MORTGAGE INSTRUMENTS

     Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subject to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ('Title VIII'). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the 'Relief Act'), a mortgagor who enters military service after the origination of such mortgagor's Mortgage Loan (including a mortgagor who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ('RICO') statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the 'Crime Control Act'), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties 'known to have an alleged interest in the property,' including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, 'reasonably without cause to believe' that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates represents the opinion of Brown & Wood LLP, counsel to the Depositor, as of the date of this Prospectus. This summary is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department (the 'REMIC Regulations'), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Securities applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Securities.

     The term 'U.S. Person' means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United states persons shall be considered U.S. persons as well.

GENERAL

     The federal income tax consequences to Securityholders will vary depending on whether an election is made to treat the Trust Fund relating to a particular Series of Securities as a REMIC under the Code. The Prospectus Supplement for each Series of Securities will specify whether a REMIC election will be made.

GRANTOR TRUST FUNDS

     If the related Prospectus Supplement indicates that the Trust Fund will be treated as a grantor trust, then Brown & Wood LLP will deliver its opinion that the Trust Fund will not be classified as an association taxable as a corporation and that each such Trust Fund will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, owners of Certificates will be treated for federal income tax purposes as owners of a portion of the Trust Fund's assets as described below.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The Trust Fund may be created with one class of Grantor Trust Certificates. In this case, each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust Fund represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Mortgage Assets in the Pool. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Mortgage Asset because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Mortgage Loans in the Trust Fund represented by Grantor Trust Certificates, including interest, original issue discount ('OID'), if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Master Servicer. Under Code Sections 162 or 212 each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Master Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust Fund. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent such expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount and (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Master Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Master Servicer, whichever is earlier. If the servicing fees paid to the Master Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Master Servicer (or any person to whom the Master Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Mortgage Assets. The Mortgage Assets would then be subject to the 'coupon stripping' rules of the Code discussed below.

     Unless otherwise specified in the related Prospectus Supplement, as to each Series of Certificates evidencing an interest in a Trust Fund comprised of Mortgage Loans, Brown & Wood LLP will have advised the Depositor that:

          (i) a Grantor Trust Certificate owned by a 'domestic building and loan association' within the meaning of Code Section 7701(a)(19) representing principal and interest payments on Mortgage Assets will be considered to represent 'loans . . . secured by an interest in real property which is . . . residential property' within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the Mortgage Assets represented by that Grantor Trust Certificate are of a type described in such Code section;

          (ii) a Grantor Trust Certificate owned by a real estate investment trust representing an interest in Mortgage Assets will be considered to represent 'real estate assets' within the meaning of Code Section 856(c)(4)(A), and interest income on the Mortgage Assets will be considered 'interest on obligations secured by mortgages on real property' within the meaning of Code Section 856(c)(3)(B), to the extent that the Mortgage Assets represented by that Grantor Trust Certificate are of a type described in such Code section; and

          (iii) a Grantor Trust Certificate owned by a REMIC will represent 'obligation[s] . . . which [are] principally secured by an interest in real property' within the meaning of Code Section 860G(a)(3).

     The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

     Stripped Bonds and Coupons. Certain Trust Funds may consist of Government Securities which constitute 'stripped bonds' or 'stripped coupons' as those terms are defined in section 1286 of the Code, and, as a result, such assets would be subject to the stripped bond provisions of the Code. Under these rules, such Government Securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, Grantor Trust Certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the Grantor Trust Certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the Grantor Trust Certificateholder in any taxable year may exceed amounts actually received during such year.

     Buydown Loans. The assets constituting certain Trust Funds may include Buydown Loans. The characterization of any investment in Buydown Loans will depend upon the precise terms of the related buydown agreement, but to the extent that such Buydown Loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in Buydown Loans. Accordingly, Grantor Trust Certificateholders should consult their own tax advisors with respect to the characterization of investments in Grantor Trust Certificates representing an interest in a Trust Fund that includes Buydown Loans.

     Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Mortgage Asset based on each Mortgage Asset's relative fair market value, so that such holder's undivided interest in each Mortgage Asset will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Mortgage Assets at a premium may elect to amortize such premium under a constant interest method, provided that the underlying mortgage loans with respect to such Mortgage Assets were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Mortgage Loan (or an underlying mortgage loan with respect to a Mortgage Asset) prepays in full, equal to the difference between the portion of the prepaid principal amount of such Mortgage Loan (or underlying mortgage loan) that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to such Mortgage Loan (or underlying mortgage loan). If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     On June 27, 1996 the IRS issued proposed regulations (the 'Amortizable Bond Premium Regulations') dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Securities. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective purchasers of the Securities should consult their tax advisors regarding the possible application of the amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to original issue discount ('OID') (currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued on January 27, 1994, as amended on June 11, 1996, under such Sections (the 'OID Regulations'), will be applicable to a Grantor Trust Certificateholder's interest in those Mortgage Assets meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See '--Multiple Classes of Grantor Trust Certificates--Accrual of Original Issue Discount' below.

     Market Discount. A Grantor Trust Certificateholder that acquires an undivided interest in Mortgage Assets may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Mortgage Asset is considered to have been purchased at a 'market discount.' Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Mortgage Asset allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period. For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

     A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Certificates acquired on or after April 4, 1994. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See '--Regular Certificates-- Premium' herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

B. MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

  1. Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of 'stripped bonds' with respect to principal payments and 'stripped coupons' with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created. If a Trust Fund is created with two classes of Grantor Trust Certificates, one class of Grantor Trust Certificates may represent the right to principal and interest, or principal only, on all or a portion of the Mortgage Assets (the 'Stripped Bond Certificates'), while the second class of Grantor Trust Certificates may represent the right to some or all of the interest on such portion (the 'Stripped Coupon Certificates').

     Servicing fees in excess of reasonable servicing fees ('excess servicing') will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Mortgage Asset principal balance) or the Certificates are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Mortgage Asset by Mortgage Asset basis, which could result in some Mortgage Assets being treated as having more than 100 basis points of interest stripped off. See '--Non-REMIC Certificates' and 'Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped Coupons' herein.

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an in interest in Mortgage Assets issued on the day such Certificate is purchased for purposes of calculating any OID. Generally, if the discount on a Mortgage Asset is larger than a de minimis amount (as calculated for purposes of the OID rules) a purchaser of such a Certificate will be required to accrue the discount under the OID rules of the Code. See '--Non-REMIC Certificates' and '--Single Class of Grantor Trust Certificates--Original Issue Discount' herein. However, a purchaser of a Stripped Bond Certificate will be required to account for any discount on the Mortgage Assets as market discount rather than OID if either (i) the amount of OID with respect to the Mortgage Assets is treated as zero under the OID de minimis rule when the Certificate was stripped or (ii) no more than 100 basis points (including any amount of servicing fees in excess of reasonable servicing fees) is stripped off of the Trust Fund's Mortgage Assets. Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each Mortgage Asset. However, based on the recent IRS guidance, it appears that all payments from a Mortgage Asset underlying a Stripped Coupon Certificate should be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from such Mortgage Asset would be included in the Mortgage Asset's stated redemption price at maturity for purposes of calculating income on such certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of Mortgage Assets will give rise to a loss to the holder of a Stripped Bond Certificate purchased at a premium or a Stripped Coupon Certificate. If such Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if such Certificate is treated as an interest in discrete Mortgage Assets, or if no prepayment assumption is used, then when a Mortgage Asset is prepaid, the holder of such Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of such Certificate that is allocable to such Mortgage Asset.

     Holders of Stripped Bond Certificates and Stripped Coupon Certificates are urged to consult with their own tax advisors regarding the proper treatment of these Certificates for federal income tax purposes.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in Mortgage Assets of the type that make up the Trust Fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the Grantor Trust Certificates, for federal income tax purposes, will be the same as that of the underlying Mortgage Assets. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, based on policy considerations, each class of Grantor Trust Certificates, unless otherwise specified in the related Prospectus Supplement, should be considered to represent 'real estate assets' within the meaning of Code Section 856(c)(4)(A) and 'loans . . . secured by, an interest in real property which is . . .

residential real property' within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to Grantor Trust Certificates should be considered to represent 'interest on obligations secured by mortgages on real property' within the meaning of Code Section 856(c)(3)(B), provided that in each case the underlying Mortgage Assets and interest on such Mortgage Assets qualify for such treatment. Prospective purchasers to which such characterization of an investment in Certificates is material should consult their own tax advisors regarding the characterization of the Grantor Trust Certificates and the income therefrom. Grantor Trust Certificates will be 'obligation[s] . . . which [are] principally secured, directly or indirectly, by an interest in real property' within the meaning of Code Section 860G(a)(3).

  2. Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a Certificateholder's interest in those Mortgage Assets as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of 'teaser' rates on the Mortgage Assets. OID on each Grantor Trust Certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a Grantor Trust Certificate representing an interest in Mortgage Assets other than Mortgage Assets with interest rates that adjust periodically ('ARM Loans') likely will be computed as described below under '--Accrual of Original Issue Discount.' The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986 (the '1986 Act'). The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments, such as the Grantor Trust Certificates, issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issued date of the Mortgage Assets should be used, or, in the case of Stripped Bond Certificates or Stripped Coupon Certificates, the date such Certificates are acquired. The holder of a Certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issues relevant to prepayable securities.

     Under the Code, the Mortgage Assets underlying the Grantor Trust Certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such Mortgage Asset's stated redemption price at maturity over its issue price. The issue price of a Mortgage Asset is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a Mortgage Asset is the sum of all payments to be made on such Mortgage Asset other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under '--Accrual of Original Issue Discount,' will, unless otherwise specified in the related Prospectus Supplement, utilize the original yield to maturity of the Grantor Trust Certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Grantor Trust Certificates (the 'Prepayment Assumption'), and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act (the 'Legislative History') provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of such Certificate. No representation is made that any Certificate will prepay at the Prepayment Assumption or at any other rate. The prepayment assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in such debt instruments, such as the Certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the Master Servicer intends to calculate and report OID under the method described below.

     Accrual of Original Issue Discount. Generally, the owner of a Grantor Trust Certificate must include in gross income the sum of the 'daily portions,' as defined below, of the OID on such Grantor Trust Certificate for each day on which it owns such Certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the Master Servicer or such other entity specified in the related Prospectus Supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the Distribution Dates on the Grantor Trust Certificates (or the day prior to each such date). This will be done, in the case of each full month accrual period, by (i) adding (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and (b) any payments included in the state redemption price at maturity received during such accrual period, and (ii) subtracting from that total the 'adjusted issue price' of the respective component at the beginning of such accrual period. The adjusted issue price of a Grantor Trust Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a Grantor Trust Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Assets acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Asset, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Asset (i.e. points) will be includible by such holder. Other original issue discount on the Mortgage Assets (e.g., that arising from a 'teaser' rate) would still need to be accrued.

  3. Grantor Trust Certificates Representing Interests in ARM Loans

     The OID Regulations do not address the treatment of instruments, such as the Grantor Trust Certificates, which represent interests in ARM Loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the Master Servicer will report OID on Grantor Trust Certificates attributable to ARM Loans ('Stripped ARM Obligations') to holders in a manner it believes is consistent with the rules described above under the heading '--Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans' and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of interest deferred by reason of negative amortization ('Deferred Interest') to the principal balance of an ARM Loan may require the inclusion of such amount in the income of the Grantor Trust Certificateholder when such amount accrues. Furthermore, the addition of Deferred Interest to the Grantor Trust Certificate's principal balance will result in additional income (including possibly OID income) to the Grantor Trust Certificateholder over the remaining life of such Grantor Trust Certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such Certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a 'capital asset' within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (generally more than one year).

     The Taxpayer Relief Act of 1997 (the 'Act') reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meed specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act ('mid-term rate'). The Act does not change the capital gain rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

     Grantor Trust Certificates will be 'evidences of indebtedness' within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

D. NON-U.S. PERSONS

     Generally, to the extent that a Grantor Trust Certificate evidences ownership in underlying Mortgage Assets that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to (i) an owner that is not a U.S. Person (as defined below) or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Mortgage Assets issued after July 18, 1984, by natural persons if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to Mortgage Assets of where the mortgagor is not a natural person in order to qualify for the exemption from withholding.

     As used herein, a 'U.S. Person' means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof, an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

E. INFORMATION REPORTING AND BACKUP WITHHOLDING

     The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

NEW WITHHOLDING REGULATIONS

     On October 6, 1997, the Treasury Department issued new regulations (the 'New Regulations') which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

REMICS

     The Trust Fund relating to a Series of Certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however '--Taxation of Owners of REMIC Residual Certificates' and '--Prohibited Transactions' below), if a Trust Fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under 'Taxation of Owners of REMIC Residual Certificates,' the Code provides that a Trust Fund will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation, and the related Certificates (the 'REMIC Certificates') may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each Trust Fund that elects REMIC status, Brown & Wood LLP will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Pooling and Servicing Agreement, such Trust Fund will qualify as a REMIC, and the related Certificates will be considered to be regular interests ('REMIC Regular Certificates') or a sole class of residual interests ('REMIC Residual Certificates') in the REMIC. The related Prospectus Supplement for each Series of Certificates will indicate whether the Trust Fund will make a REMIC election and whether a class of Certificates will be treated as a regular or residual interest in the REMIC.

     In general, with respect to each Series of Certificates for which a REMIC election is made, (i) such Certificates held by a thrift institution taxed as a 'domestic building and loan association' will constitute assets described in Code Section 7701(a)(19)(C); (ii) such Certificates held by a real estate investment trust will constitute 'real estate assets' within the meaning of Code
Section 856(c)(4)(A); and (iii) interest on such Certificates held by a real estate investment trust will be considered 'interest on obligations secured by mortgages on real property' within the meaning of Code Section 856(c)(3)(B). If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the Certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on Mortgage Assets held pending distribution on the REMIC Certificates will be considered to be real estate assets for purposes of Code Section 856(c). The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

     In some instances the Mortgage Assets may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of Buydown Loans contained in '--Non-REMIC Certificates-- Single Class of Grantor Trust Certificates' above. REMIC Certificates held by a real estate investment trust will not constitute 'Government Securities' within the meaning of Code
Section 856(c)(4)(A), and REMIC Certificates held by a regulated investment company will not constitute 'Government Securities' within the meaning of Code
Section 851(b)(4)(A)(ii). REMIC Certificates held by certain financial institutions will constitute 'evidences of indebtedness' within the meaning of Code Section 582(c)(1).

     A 'qualified mortgage' for REMIC purposes is any obligation (including certificates of participation in such an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide that manufactured housing or mobile homes (not including recreational vehicles, campers or similar vehicles) that are 'single family residences' under Code Section 25(e)(10) will qualify as real property without regard to state law classifications. Under Code Section 25(e)(10), a single family residence includes any manufactured home that has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and that is of a kind customarily used at a fixed location.

     Tiered REMIC Structures. For certain Series of Certificates, two separate elections may be made to treat designated portions of the related Trust Fund as REMICs (respectively, the 'Subsidiary REMIC' and the 'Master REMIC') for federal income tax purposes. Upon the issuance of any such Series of Certificates, Brown & Wood LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the Master REMIC and the Subsidiary REMIC, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC provisions.

     Only REMIC Certificates, other than the residual interest in the Subsidiary REMIC, issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be (i) 'real estate assets' within the meaning of Section 856(c)(4)(A) of the Code; (ii) 'loans secured by an interest in real property' under Section 7701(a)(19)(C) of the Code; and
(iii) whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code.

A. TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be issued with OID. Generally, such OID, if any, will equal the difference between the 'stated redemption price at maturity' of a REMIC Regular Certificate and its 'issue price.' Holders of any class of Certificates issued with OID will be required to include such OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986 (the '1986 Act'). Holders of REMIC Regular Certificates (the 'REMIC Regular Certificateholders') should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The Prospectus Supplement for each Series of REMIC Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its 'stated redemption price at maturity' over its 'issue price.' The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the 'Closing Date'), the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial Certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if such distributions constitute 'qualified stated interest.' Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of such REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any original issue discount (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the Certificate exceeds its issue price for purposes of the de minimis rule described below. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the Certificates stated redemption price at maturity. REMIC Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a Series of REMIC Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The Prospectus Supplement with respect to a Trust Fund may provide for certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances (the 'Super-Premium Certificates'). The income tax treatment of such REMIC Regular Certificates is not entirely certain. For information reporting purposes, the Trust Fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates is the sum of all payments to be made on such REMIC Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount (which delays future accruals of OID rather than being immediately deductible) when prepayments on the Mortgage Assets exceed those estimated under the Prepayment Assumption. The IRS might contend, however, that certain proposed contingent payment rules contained in regulations issued on December 15, 1994, with respect to original issue discount, should apply to such Certificates. Although such rules are not applicable to instruments governed by Code Section 1272(a)(6), they represent the only guidance regarding the current views of the IRS with respect to contingent payment instruments. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates should be limited to their principal amount (subject to the discussion below under '--Accrued Interest Certificates'), so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under '--Taxation of Owners of REMIC Regular Certificates--Premium' would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular Certificate (other than REMIC Regular Certificate based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under '--REMIC Regular Certificates--Premium' should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such Certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the 'daily portions,' as determined below, of the OID that accrues on a REMIC Regular Certificate for each day a Certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period ('an accrual period') that ends on the day in the calendar year corresponding to a Distribution Date (or if Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by (i) adding (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment Assumption and (b) any payments included in the stated redemption price at maturity received during such accrual period, and (ii) subtracting from that total the adjusted issue price of the REMIC Regular Certificates at the beginning of such accrual period. The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

     A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate. In computing the daily portions of OID for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount: (a) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular Certificateholder (who purchased the REMIC Regular Certificate at its issue price), less (b) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may provide for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a 'qualified floating rate,' an 'objective rate,' a combination of a single fixed rate and one or more 'qualified floating rates,' one 'qualified inverse floating rate,' or a combination of 'qualified floating rates' that do not operate in a manner that significantly accelerates or defers interest payments on such REMIC Regular Certificate.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under '--Original Issue Discount and Premium' by assuming generally that the index used for the variable rate will remain fixed throughout the term of the Certificate. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, the Depositor intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on Mortgage Loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC Regular Certificates will be deemed to be the index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. Such treatment may effect the timing of income accruals on such REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See '--REMIC Regular Certificates--Premium' herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, 'market discount' equals the excess, if any, of (i) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased such REMIC Regular Certificate from an original holder) over (ii) the price for such REMIC Regular Certificate paid by the purchaser. A Certificateholder that purchases a REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of such REMIC Regular Certificate's stated redemption price at maturity multiplied by such REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC Regular Certificate, and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount and (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period. For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of (a) the total remaining market discount and (b) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. For purposes of calculating market discount under any of the above methods in the case of instruments (such as the REMIC Regular Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the REMIC Regular Certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize such premium under a constant yield method. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have OID) will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against such interest payment. On June 27, 1996, the IRS published in the Federal Register proposed regulations on the amortization of bond premium. The foregoing discussion is based in part on such proposed regulations. The proposed regulations generally would be effective for Certificates acquired on or after the date 60 days after the date they are published as final regulations in the Federal Register. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more ARM Loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such Certificates prior to the time distributions of cash with respect to such Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such Certificates will constitute qualified stated interest or whether all or a portion of the interest payable on such Certificates must be included in the stated redemption price at maturity of the Certificates and accounted for as OID (which could accelerate such inclusion). Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such Certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Effects of Defaults and Delinquencies. Certain Series of Certificates may contain one or more classes of Subordinated Certificates, and in the event there are defaults or delinquencies on the Mortgage Assets, amounts that would otherwise be distributed on the Subordinated Certificates may instead be distributed on the Senior Certificates. Subordinated Certificateholders nevertheless will be required to report income with respect to such Certificates under an accrual method without giving effect to delays and reductions in distributions on such Subordinated Certificates attributable to defaults and delinquencies on the Mortgage Assets, except to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a Subordinated Certificateholder in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinated Certificate is reduced as a result of defaults and delinquencies on the Mortgage Assets. Timing and characterization of such losses is discussed in '--REMIC Regular Certificates--Treatment of Realized Losses' below.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate. Such adjusted basis generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under '--Market Discount' above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a 'capital asset' (generally, property held for investment) within the meaning of Code Section 1221.

     Such gain or loss generally will be long-term capital gain or loss if the Note were held for more than one year. The Taxpayer Relief Act of 1997 (the 'Act') reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act ('mid-term rate'). The Act does not change the capital gain rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d) determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount actually includible in such holder's income.

     The Certificates will be 'evidences of indebtedness' within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC Regular Certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Certain of the REMIC Regular Certificates ('Payment Lag Certificates') may provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each such Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first Distribution Date may or may not exceed such interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first Distribution Date does not exceed such interval could pay upon purchase of the REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to interest that has accrued prior to the issue date ('pre-issuance accrued interest') and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date (and the first payment date is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificates' issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag Certificate, the Trust Fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the Certificateholder has held such Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a 'single-class REMIC,' a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificateholders that are 'pass-through interest holders.' Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See 'Pass-Through of Non-Interest Expenses of the REMIC' under 'Taxation of Owners of REMIC Residual Certificates' below.

     Treatment of Realized Losses. Although not entirely clear, it appears that holders of REMIC Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such Certificates becoming wholly or partially worthless, and that, in general, holders of Certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such Certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of Certificates may be allowed a bad debt deduction at such time that the principal balance of any such Certificate is reduced to reflect realized losses resulting from any liquidated Mortgage Assets. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all Mortgage Assets remaining in the related Trust Fund have been liquidated or the Certificates of the related Series have been otherwise retired. Potential investors and holders of the Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Certificates.

     Non-U.S. Persons. Generally, payments of interest (including any payment with respect to accrued OID) on the REMIC Regular Certificates to a REMIC Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if (i) such REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the Issuer; (ii) such REMIC Regular Certificateholder is not a controlled foreign corporation (within the meaning of Code Section 957) related to the Issuer; and (iii) such REMIC Regular Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the REMIC Regular Certificateholder under penalties of perjury, certifying that such REMIC Regular Certificateholder is a foreign person and providing the name and address of such REMIC Regular Certificateholder). If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to such holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual and will not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates, and holders of REMIC Residual Certificates (the 'REMIC Residual Certificateholder') and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

     Information Reporting and Backup Withholding. The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     New Withholding Regulations. On October 6, 1997, the Treasury Department issued new regulations (the 'New Regulations') which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

B. TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual
Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See '--Prohibited Transactions and Other Taxes' below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any REMIC Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC Residual Certificates that such holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be 'portfolio income' for purposes of the taxation of taxpayers subject to the limitations on the deductibility of 'passive losses.' As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Certificates or as debt instruments issued by the REMIC.

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (that is, a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (that is, 'phantom income'). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying Mortgage Assets and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a REMIC Residual Certificate and the impact of such tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that such REMIC Residual Certificateholder owns such REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC Residual Certificateholder, as described above. The Legislative History indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a REMIC Residual Certificate that purchased such REMIC Residual Certificate at a price greater than (or less than) the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder. See '--Sale or Exchange of REMIC Residual Certificates' below. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of (i) the income from the Mortgage Assets and the REMIC's other assets and (ii) the deductions allowed to the REMIC for interest and OID on the REMIC Regular Certificates and, except as described above under '--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the REMIC,' other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts, and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual Certificateholders resulting from defaults and delinquencies on Mortgage Assets may differ from the time of the actual loss on the Mortgage Asset. The REMIC's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC and realized losses on the Mortgage Loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no Certificates of any class of the related Series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates (or, if a class of Certificates is not sold initially, its fair market value). Such aggregate basis will be allocated among the Mortgage Assets and other assets of the REMIC in proportion to their respective fair market value. A Mortgage Asset will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less than or greater than its principal balance, respectively. Any such discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The REMIC expects to elect under Code Section 171 to amortize any premium on the Mortgage Assets. Premium on any Mortgage Asset to which such election applies would be amortized under a constant yield method. It is not clear whether the yield of a Mortgage Asset would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the REMIC's initial basis in its assets. See '--Sale or Exchange of REMIC Residual Certificates' below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see '--Allocation of the Income of the REMIC to the REMIC Residual Certificates' above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. Such net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in such REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by such REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Mark to Market Rules. Prospective purchasers of a REMIC Residual Certificate should be aware that the IRS recently finalized regulations (the 'Mark-to-Market Regulations') which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market. The Mark-to-Market Regulations replaced the temporary regulations which allowed a Residual Certificate to be marked to market provided that it was not a 'negative value' residual interest and did not have the same economic effect as a 'negative value' residual interest.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates.

     In the case of individuals (or trusts, estates or other persons that compute their income in the same manner as individuals) who own an interest in a REMIC Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g. a partnership, an S corporation or a grantor trust), such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other 'miscellaneous itemized deductions' of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the 'Applicable Amount') will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by REMIC Residual Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term 'pass-through interest holder' generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. REMIC Residual Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Residual Certificates.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate (referred to in the Code as an 'excess inclusion') for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;
(ii) will be treated as 'unrelated business taxable income' within the meaning of Code Section 512 if the REMIC Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see '--Tax-Exempt Investors' below); and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor. See '--Non-U.S. Persons' below. The exception for thrift institutions is available only to the institution holding the REMIC Residual Certificate and not to any affiliate of the institution, unless the affiliate is a subsidiary all the stock of which, and substantially all the indebtedness of which, is held by the institution, and which is organized and operated exclusively in connection with the organization and operation of one or more REMICs.

     Except as discussed in the following paragraph, with respect to any REMIC Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (i) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (ii) the sum of the 'daily accruals' (as defined below) for all days during the calendar quarter on which the REMIC Residual Certificateholder holds such REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the 'adjusted issue price' (as defined below) of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the 'Federal long-term rate' in effect at the time the REMIC Residual Certificate is issued. For this purpose, the 'adjusted issue price' of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of such quarter. The 'federal long-term rate' is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ('thrift institutions') to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have 'significant value' within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

     In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate (except that the recognition of loss may be limited under the 'wash sale' rules described below). A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate and by the distributions received thereon by such REMIC Residual Certificateholder. In general, any such gain or loss will be capital gain or loss provided the REMIC Residual Certificate is held as a capital asset. However, REMIC Residual Certificates will be 'evidences of indebtedness' within the meaning of Code
Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another REMIC or similar interest in a 'taxable mortgage pool' (as defined in Code
Section 7701(i)) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the 'wash sale' rules of Code Section 1091. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

C. PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from 'prohibited transactions' (the 'Prohibited Transactions Tax'). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Asset, the receipt of income from a source other than a Mortgage Asset or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Assets for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund for any Series of Certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC made after the day on which such Trust Fund issues all of its interests could result in the imposition of a tax on the Trust Fund equal to 100% of the value of the contributed property (the 'Contributions Tax'). No Trust Fund for any Series of Certificates will accept contributions that would subject it to such tax.

     In addition, a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC may also be subject to federal income tax at the highest corporate rate on 'net income from foreclosure property,' determined by reference to the rules applicable to real estate investment trusts. 'Net income from foreclosure property' generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any Series of Certificates arises out of or results from (i) a breach of the related Master Servicer's, Trustee's or Asset Seller's obligations, as the case may be, under the related Agreement for such Series, such tax will be borne by such Master Servicer, Trustee or Asset Seller, as the case may be, out of its own funds or (ii) the Asset Seller's obligation to repurchase a Mortgage Loan, such tax will be borne by the Asset Seller. In the event that such Master Servicer, Trustee or Asset Seller, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be payable out of the Trust Fund for such Series and will result in a reduction in amounts available to be distributed to the Certificateholders of such Series.

D. LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

E. ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC Residual Certificateholders will be treated as the partners. Certain information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

F. TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its 'unrelated business taxable income' within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual Certificate that is considered an excess inclusion. See '--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions' above.

G. RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons (see '--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons' above) are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to holders of REMIC Residual Certificates should qualify as 'portfolio interest,' subject to the conditions described in '--Taxation of Owners of REMIC Regular Certificates' above, but only to the extent that the underlying mortgage loans were originated after

July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See '--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions' above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the REMIC Residual Certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (for example, where the REMIC Residual Certificates do not have significant value). See '--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions' above. If the amounts paid to REMIC Residual Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual Certificates, see '--Tax-Related Restrictions on Transfers of REMIC Residual Certificates' below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

TAX-RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by 'disqualified organizations' (as defined below). Further, a tax is imposed on the transfer of a residual interest in a REMIC to a 'disqualified organization.' The amount of the tax equals the product of (A) an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated 'excess inclusions' with respect to such interest for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middleman) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A 'disqualified organization' means (A) the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency), (B) any organization (other than certain farmers' cooperatives) generally exempt from federal income taxes unless such organization is subject to the tax on 'unrelated business taxable income' and
(C) a rural electric or telephone cooperative.

     A tax is imposed on a 'pass-through entity' (as defined below) holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a 'pass-through entity' means (i) a regulated investment company, real estate investment trust or common trust fund, (ii) a partnership, trust or estate and (iii) certain cooperatives. Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31, 1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of such entities beginning after December 31, 1988. Under proposed legislation, large partnerships (generally with 250 or more partners) will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the Master Servicer. The Master Servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual Certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual Certificate to a 'U.S. Person,' as defined above, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate (including a REMIC Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents, (i) the present value of the expected future distributions on the REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if (i) the transferor conducted a reasonable investigation of the transferee and (ii) the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due. If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has a 'tax avoidance potential' to a 'foreign person' will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless such transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expect that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers of REMIC Residual Certificates that have tax avoidance potential to foreign persons are effective for all transfers after June 30, 1992. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless such person provides the Trustee with a duly completed IRS Form 4224 and the Trustee consents to such transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

TAX CHARACTERIZATION OF A TRUST FUND AS A PARTNERSHIP

     Brown & Wood LLP, special counsel to the Depositor, will deliver its opinion that a Trust Fund for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that (1) the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or (2) the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

A. TAX CONSEQUENCES TO HOLDERS OF THE NOTES

     Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Special counsel to the Depositor will, except as otherwise provided in the related Prospectus Supplement, advise the Depositor that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

     OID, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for 'qualified stated interest' under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a
Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a 'Short-Term Note') may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note.

The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Such gain or loss generally will be long-term capital gain or loss if the Note were held for more than one year. The Taxpayer Relief Act of 1997 (the 'Act') reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act ('mid-term rate'). The Act does not change the capital gain rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

     Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a 'foreign person') generally will be considered 'portfolio interest', and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a '10 percent shareholder' of the Trust or the Depositor (including a holder of 10% of the outstanding Certificates) or a 'controlled foreign corporation' with respect to which the Trust Fund or the Asset Seller is a 'related person' within the meaning of the Code and (ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

     Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the Depositor, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be 'unrelated business taxable income', income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

B. TAX CONSEQUENCES TO HOLDER OF THE CERTIFICATES

     Treatment of the Trust Fund as a Partnership. The Depositor will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

     Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Mortgage Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Mortgage Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Mortgage Loans.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Mortgage Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Mortgage Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Company. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

     All of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute 'unrelated business taxable income' generally taxable to such a holder under the Code.

     An individual taxpayer's share of expenses of the Trust Fund (including fees to the Master Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

     The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Mortgage Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

     Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust Fund for the Mortgage Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Mortgage Loan by Mortgage Loan basis.)

     If the Trust Fund acquires the Mortgage Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Mortgage Loans or to offset any such premium against interest income on the Mortgage Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

     Section 708 Termination. Under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Pursuant to formal Treasury regulations issued May 8, 1997 under section 708 of the Code, if such a termination occurs, the Trust Fund (the 'old partnership') would be deemed to contribute its assets to a new partnership (the 'new partnership') in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

     Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Mortgage Loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the

Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under
Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

     Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

     Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person,
(y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

     The Company will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

     Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

     Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered 'portfolio interest.' As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be enticed to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a 'backup' withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

     New Withholding Regulations. On October 6, 1997, the Treasury Department issued new regulations (the 'New Regulations') which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

TAX TREATMENT OF CERTIFICATES AS DEBT FOR TAX PURPOSES

A. CHARACTERIZATION OF THE CERTIFICATES AS INDEBTEDNESS

     If the related Prospectus Supplement indicates that the Certificates will be treated as indebtedness for federal income tax purposes, then based on the application of existing law to the facts as set forth in the Trust Agreement and other relevant documents and assuming compliance with the terms of the Trust Agreement as in effect on the date of issuance of the Certificates, Brown & Wood LLP, special tax counsel to the Depositor ('Tax Counsel'), will deliver its opinion that the Certificates will be treated as debt instruments for federal income tax purposes as of such date.

     The Depositor and the Certificateholders will express in the related Trust Agreement their intent that, for applicable tax purposes, the Certificates will be indebtedness secured by the related Assets. The Depositor and the Certificateholders, by accepting the Certificates, and each Certificate Owner by its acquisition of a beneficial interest in a Certificate, have agreed to treat the Certificates as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the Depositor may treat this transaction as a sale of an interest in the related Assets for financial accounting and certain regulatory purposes.

     In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the IRS and the courts have set forth several factors to be take into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel will analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Mortgage Loans will be retained by the Depositor and not transferred to the Certificate Owners.

     In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel will advise that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the Certificates as debt or otherwise makes the rationale of those cases inapplicable to this situation.

B. TAXATION OF INTEREST INCOME OF CERTIFICATE OWNERS

     Assuming that the Certificate Owners are holders of debt obligations for U.S. federal tax purposes, the Certificates generally will be taxable in the following manner. While it is not anticipated that the Certificates will be issued at a greater than de minimus discount, under the OID Regulations it is possible that the Certificates could nevertheless be deemed to have been issued with OID if the interest were not treated as 'unconditionally payable' under the OID Regulations. If such regulations were to apply, all of the taxable income to be recognized with respect to the Certificates would be includible in income of Certificate owners as OID, but would not be includible again when the interest is actually received.

C. POSSIBLE CLASSIFICATION OF THE TRUST FUND AS A PARTNERSHIP OR ASSOCIATION TAXABLE AS A CORPORATION

     Based on application of existing laws to the facts as set forth in the Trust Agreement and other relevant documents and assuming compliance with the terms of the Trust Agreement, Tax Counsel will deliver its opinion that the transaction will not be treated as a partnership or an association taxable as a corporation. The opinion of Tax Counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this Prospectus Supplement with respect to the Certificates constitutes a sale of the Mortgage Loans (or an interest therein) to the Certificate Owners and that the proper classification of the legal relationship between the Depositor and the Certificate Owners resulting form this transaction is that of a partnership (including a publicly traded partnership treated as a corporation), or an association taxable as a corporation. Since Tax Counsel will advise that the Certificates will be treated as indebtedness in the hands of the Certificateholders for U.S. federal income tax purposes and that the entity constituted by the Trust will not be a publicly traded partnership treated as a corporation or an association taxable as a corporation, the Depositor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as such requirements would apply if the Certificates were treated as indebtedness.

     If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the Trust Fund would be subject to U.S. federal income tax at corporate income tax rates on the income it derives form the Mortgage Loans, which would reduce the amounts available for distribution to the Certificate Owners. Cash distributions to the Certificate Owners generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits.

     If the transaction were treated as creating a partnership between the Certificate Owners and the Transferor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the Depositor and each Certificate Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Certificate Owner could differ if the Certificates were held to constitute partnership interests rather than indebtedness.

D. POSSIBLE CLASSIFICATION AS A TAXABLE MORTGAGE POOL

     In relevant part, Section 7701(i) of the Code provides that any entity (or portion of an entity) that is a 'taxable mortgage pool' will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity (or portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the entity's debt obligations (or an underlying arrangement), payments on such debt obligations bear a relationship to the debt instruments held by the entity.

     In the case of a Trust Fund containing Mortgage Assets, assuming that all of the provisions of the Trust Agreement, as in effect on the date of issuance, will be complied with, Tax Counsel will deliver its opinion that the arrangement created by the Agreement will not be a taxable mortgage pool under Section 7701(i) of the Code because only one class of indebtedness secured by the Mortgage Loans will be issued.

     The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the Trust Agreement is a taxable mortgage pool, such arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the Mortgage Loans. Such a tax might reduce amounts available for distributions to Certificate Owners. The amount of such a tax would depend upon whether distributions to Certificate Owners would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

E. FOREIGN INVESTORS

     In general, subject to certain exception, interest (including OID) paid on a Certificate to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax,. provided that such interest is not effectively connected with a trade or business of the recipient in the United sates and the Certificate Owner provides the required foreign person information certification.

     If the interest of the Certificate Owners were deemed to be partnership interest, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of such foreign partner's distributive share of 'effectively connected' income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, such foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. income tax liability.

     If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

F. BACKUP WITHHOLDING

     Certain Certificate owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Certificates if the Certificate Owners, upon issuance of the Certificates, fail to supply the Trustee or the Certificate Owners' brokers with their respective taxpayer identification numbers, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other 'reportable payments' (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee of the Certificate Owners' brokers with certified statements, under penalty of perjury, that they are not subject to backup withholding.

     The Trustee will be required to report annually to the IRS, and to each Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Certificates (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only 'Certificateholder' of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on the Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not to subject to backup withholding. Should a non-exempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

G. NEW WITHHOLDING REGULATIONS

     On October 6, 1997, the Treasury Department issued new regulations (the 'New Regulations') which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

FASIT SECURITIES

     General. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Securityholders. Investors also should note that the FASIT discussions contained herein constitutes only a summary of the federal income tax consequences to holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

     FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for that Series and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

     Qualification as a FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the 'regular interests' and the 'ownership interests,' respectively, if (i) a FASIT election is in effect, (ii) certain tests concerning (A) the composition of the FASIT's assets and (B) the nature of the Securityholders' interest in the FASIT are met on a continuing basis, and
(iii) the Trust Fund is not a regulated investment company as defined in Section 851(a) of the Code.

     Asset Composition. In order for a Trust Fund (or one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of 'permitted assets' as of the close of the third month beginning after the closing date and at all times thereafter (the 'FASIT Qualification Test'). Permitted assets include (i) cash or cash equivalents, (ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ('IO') type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests, (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and
(vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

     Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

     A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interest (i.e., certain qualified floating rates and weighted average rates). See 'Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Variable Rate REMIC Regulation Certificate.

     If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a 'High-Yield Interest.' In addition, if a FASIT Security fails to meet the requirements of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ('Eligible Corporations'), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See 'Material Federal Income Tax Consequences--FASIT Securities--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests.'

     Consequences of Disqualification. If a Series of FASIT Securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

     Tax Treatment of FASIT Regular Securities. Payments received by holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of holders of REMIC Regular Securities, holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Securityholder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See 'Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates' '--Original Issue Discount and Premium' and '--Market Discount' and '--Premium' above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

     If a FASIT Regular Security is sold or exchanged, the Securityholder generally will recognize gain or loss upon the sale in the manner described above for REMIC Regular Securities. See 'Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Sale, Exchange or Redemption.' In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying Assets, the holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See 'Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates', '--Effects of Default and Delinquencies' and '-- Treatment of Realized Losses.'

     FASIT Regular Securities held by a REIT will qualify as 'real estate assets' within the meaning of section 856(c)(4)(A) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a 'domestic building and loan association' will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC Securities would be so considered. See 'Material Federal Income Tax Consequences--REMICs.' In addition, FASIT Regular Securities held by a financial institution to which
Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as 'Government Securities' for either REIT or RIC qualification purposes.

     Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

     The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular Federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

     Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See 'Material Federal Income Tax Consequences--Treatment of High-Yield Interests.'

     Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

     The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any 'prohibited transactions.' Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets,
(iii) the receipt of
any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

     Backup Withholding, Reporting and Tax Administration. Holders of FASIT Securities will be subject to backup withholding to the same extent holders of REMIC Securities would be subject. See 'Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Information Reporting and Backup Withholding.' For purposes of reporting and tax administration, holders of record of FASIT Securities generally will be treated in the same manner as holders of REMIC Securities.

DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in 'Material Federal Income Tax Considerations,' potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Offered Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Offered Securities.

                              ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ('ERISA'), imposes certain restrictions on employee benefit plans subject to ERISA ('Plans') and on persons who are parties in interest or disqualified persons ('parties in interest') with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

  General

     Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

     The United States Department of Labor ('Labor') has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an 'equity investment' will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

     Under the terms of the regulation, the Trust Fund may be deemed to hold plan assets by reason of a Plan's investment in a Security; such plan assets would include an undivided interest in the Mortgage Loans and any other assets held by the Trust Fund. In such an event, the Asset Seller, the Master Servicer, the Trustee, any insurer of the Assets and other persons, in providing services with respect to the assets of the Trust Fund, may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the Code), with respect to transactions involving such assets unless such transactions are subject to a statutory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts any entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, 'benefit plan investors' in the aggregate, own at least 25% of the value of any class of equity interest. 'Benefit plan investors' are defined as Plans as well as employee benefit plans not subject to ERISA (e.g., governmental plans). The 25% limitation must be met with respect to each class of certificates, regardless of the portion of total equity value represented by such class, on an ongoing basis.

     One such exception applies if the interest described is treated as indebtedness under applicable local law and which has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be 'equity interest' under the final regulation. If Notes of a particular Series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such Notes, but not, by reason of such purchase, the underlying assets of the Trust Fund.

  Availability of Underwriter's Exemption for Certificates

     Labor has granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated Prohibited Transaction Exemption 90-29, Exemption Application No. D-8012, 55 Fed. Reg. 21459 (1990) (the 'Exemption') which exempts from the application of the prohibited transaction rules transactions relating to: (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. With respect to a series of Notes, the related Prospectus Supplement will discuss whether the Exemption may be applicable to such Notes.

     General Conditions of the Exemption. Section II of the Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the Certificates or a transaction in connection with the servicing, operation and management of the Trust may be eligible for exemptive relief thereunder:

          (1) The acquisition of the Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

          (3) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of Duff & Phelps Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

          (4) The Trustee is not an affiliate of the Underwriter, the Asset Seller, the Master Servicer, any insurer of the Mortgage Assets, any borrower whose obligations under one or more Assets constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any of their respective affiliates (the 'Restricted Group');

          (5) The sum of all payments made to and retained by the Underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the Assets to the Trust Fund represents not more than the fair market value of such Assets; the sum of all payments made to and retained by the Master Servicer represent not more than reasonable compensation for the Master Servicer's services under the Agreement and reimbursement of the Master Servicer's reasonable expenses in connection therewith; and

          (6) The Plan investing in the Certificates is an 'accredited investor' as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

     Before purchasing a Certificate, a fiduciary of a Plan should itself confirm (a) that the Certificates constitute 'certificates' for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any Securities on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Securities, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In particular, in connection with a contemplated purchase of Securities representing a beneficial ownership interest in a pool of single family residential first mortgage loans, such Plan fiduciary should consider the availability of the Exemption or Prohibited Transaction Class Exemption 83-1 ('PTCE 83-1') for certain transactions involving mortgage pool investment trusts. The Prospectus Supplement with respect to a series of Securities may contain additional information regarding the application of the Exemption, PTCE 83-1, or any other exemption, with respect to the Securities offered thereby. PTCE 83-1 is not applicable to manufactured housing contract pool investment trusts or multifamily mortgage pool investment trusts.

     Purchasers that are insurance companies should consult with their counsel with respect to the recent United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co.
v. Harris Trust & Savings Bank (decided December 13, 1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be 'plan assets' for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Securities. In particular, such an insurance company should consider the exemptive relief granted by Labor for transactions involving insurance company general accounts in Prohibited Transactions Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995).

                                LEGAL INVESTMENT

     Each class of Offered Securities will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. The related Prospectus Supplement will specify which classes of the Securities, if any, will constitute 'mortgage related securities' ('SMMEA Securities') for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ('SMMEA'). SMMEA Securities will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia enacted legislation before the October 4, 1991 cutoff established by SMMEA for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Investors affected by such legislation will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in 'mortgage related securities,' or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with 'mortgage related securities' without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ('NCUA') Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation 'Investment and Deposit Activities' (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

     Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of Offered Securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ('FDIC'), the Office of Thrift Supervision ('OTS'), the NCUA or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Offered Security. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 (the 'Policy Statement') setting forth guidelines for and significant restrictions on investments in 'high-risk mortgage securities.' The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA (with certain modifications), with respect to the depository institutions that they regulate. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance that any classes of Offered Securities will not be treated as high-risk under the Policy Statement.

     The predecessor to the OTS issued a bulletin, entitled, 'Mortgage Derivative Products and Mortgage Swaps', which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain 'high-risk' mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise 'troubled' institutions. According to the bulletin, such 'high-risk' mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Securities. In accordance with Section 402 of the Financial Institutions Reform, Recovery and Enhancement Act of 1989, the foregoing bulletin will remain in effect unless and until modified, terminated, set aside or superseded by the FDIC. Similar policy statements have been issued by regulators having jurisdiction over the types of depository institutions.

     In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the 'Model Law') which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

     If specified in the related Prospectus Supplement, other classes of Offered Securities offered pursuant to this Prospectus will not constitute 'mortgage related securities' under SMMEA. The appropriate characterization of this Offered Security under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Offered Securities, may be subject to significant interpretive uncertainties.

     The Depositor will make no representations as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Securities) may adversely affect the liquidity of the Offered Securities.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, 'prudent investor' provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not 'interest bearing' or 'income paying.'

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Securities or to purchase Offered Securities representing more than a specified percentage of the investor's assets. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                              PLAN OF DISTRIBUTION

     The Offered Securities offered hereby and by the Supplements to this Prospectus will be offered in series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') acting as underwriter with other underwriters, if any, named therein. Merrill Lynch is an affiliate of the Depositor. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of Offered Securities in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

     Alternatively, the Prospectus Supplement may specify that Offered Securities will be distributed by Merrill Lynch and/or any other person or persons named therein acting as agent or in some cases as principal with respect to Offered Securities that it has previously purchased or agreed to purchase. If Merrill Lynch or such persons act as agents in the sale of Offered Securities, they will receive a selling commission with respect to such Offered Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance or notional amount of such Offered Securities as of the Cut-off Date. The exact percentage for each series of Securities will be disclosed in the related Prospectus Supplement. To the extent that Merrill Lynch or such persons elect to purchase Offered Securities as principal, they may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Securities of such series.

     This Prospectus may be used, to the extent required, by Merrill Lynch or any other Underwriter in connection with offers and sales related to market making transactions.

     The Depositor will indemnify Merrill Lynch and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Merrill Lynch and any underwriters may be required to make in respect thereof.

     In the ordinary course of business, Merrill Lynch and its affiliates may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's or Asset Seller's Assets pending the sale of such Assets or interests therein, including the Securities.

     As to each series of Securities, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any non-investment-grade class may be initially retained by the Depositor or Asset Seller, and may be sold by the Depositor or Asset Seller at any time.

     Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Depositor or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                                 LEGAL MATTERS

     Certain legal matters in connection with the Securities, including certain federal income tax consequences, will be passed upon for the Depositor by Brown & Wood LLP, New York, New York. Certain matters with respect to Delaware law will be passed upon for the Depositor by Richards, Layton & Finger, P.A., Wilmington, Delaware.

                             FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

     It is a condition to the issuance of any class of Offered Securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on asset backed securities address the likelihood of receipt by securityholders of all distributions on the underlying assets. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying assets and the credit quality of the guarantor, if any. Ratings on asset backed securities do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                                                 PAGE(S) ON WHICH
                                                                                                 TERM IS DEFINED
TERMS                                                                                           IN THE PROSPECTUS
---------------------------------------------------------------------------------------------   ------------------
1986 Act.....................................................................................               68, 72
Accrual Securities...........................................................................                8, 26
Accrued Security Interest....................................................................                   28
Act..........................................................................................           70, 77, 88
adjusted issue price.........................................................................               69, 82
Agreement....................................................................................                   35
Agreements...................................................................................                    8
Amortizable Bond Premium Regulations.........................................................                   65
an accrual period............................................................................                   74
Applicable Amount............................................................................                   81
ARM Loans....................................................................................               19, 68
Asset Seller.................................................................................                   18
Assets.......................................................................................             1, 5, 18
Available Distribution Amount................................................................               27, 29
Balloon Mortgage Loans.......................................................................                   16
benefit plan investors.......................................................................                   99
Book-Entry Securities........................................................................                   26
Buydown Mortgage Loans.......................................................................                   24
Buydown Period...............................................................................                   24
capital asset................................................................................               70, 77
Cash Flow Agreement..........................................................................                7, 21
Cash Flow Agreements.........................................................................                    1
Cede.........................................................................................                2, 32
CEDEL........................................................................................                   33
CEDEL Participants...........................................................................                   33
Certificateholder............................................................................                   94
Certificates.................................................................................            1, 5, 100
clearing agency..............................................................................                   32
clearing corporation.........................................................................               32, 37
Closing Date.................................................................................                   73
Code.........................................................................................                   10
Collection Account...........................................................................                   38
Commission...................................................................................                    2
Contributions Tax............................................................................                   83
Cooperative..................................................................................               33, 55
Cooperative Loans............................................................................                   55
Cooperatives.................................................................................                   18
Covered Trust................................................................................               15, 52
CPR..........................................................................................                   24
Credit Support...............................................................................             1, 7, 21
Crime Control Act............................................................................                   62
Cut-off Date.................................................................................                    9
daily accruals...............................................................................                   82
Daily portions...............................................................................               69, 74
Deferred Interest............................................................................                   69
Definitive Securities........................................................................               26, 34
Depositor....................................................................................                5, 18
Depositories.................................................................................                   34
Determination Date...........................................................................                   27
disqualified organization....................................................................                   85
disqualified organizations...................................................................                   85

                                                                                                 PAGE(S) ON WHICH
                                                                                                 TERM IS DEFINED
TERMS                                                                                           IN THE PROSPECTUS
---------------------------------------------------------------------------------------------   ------------------
Distribution Date............................................................................                    9
DTC..........................................................................................                2, 32
Due Period...................................................................................                   27
Eligible Corporations........................................................................                   96
equity of redemption.........................................................................                   57
ERISA........................................................................................               12, 98
Euroclear....................................................................................                   33
Euroclear operator...........................................................................                   33
Euroclear Participants.......................................................................                   33
Events of Default............................................................................                   48
Evidences of indebtedness....................................................................       70, 71, 78, 83
Excess inclusion.............................................................................                   82
excess inclusions............................................................................                   85
excess servicing.............................................................................                   67
Exchange Act.................................................................................                    3
Exemption....................................................................................                   99
FASIT Qualification Test.....................................................................                   95
FDIC.........................................................................................              38, 101
Federal long-term rate.......................................................................                   82
FHLMC........................................................................................                   46
foreign person...............................................................................           86, 88, 94
Government Securities........................................................................     1, 6, 18, 71, 97
Grantor Trust Certificates...................................................................                   10
High-Yield Interest..........................................................................                   96
Home Equity Loans............................................................................                6, 19
Home Improvement Contracts...................................................................                6, 19
Indenture....................................................................................               26, 35
Indenture Trustee............................................................................                   35
Indirect Participants........................................................................                   32
Insurance Proceeds...........................................................................                   38
L/C Bank.....................................................................................                   52
Labor........................................................................................                   98
Legislative History..........................................................................                   68
Liquidation Proceeds.........................................................................                   38
Loan-to-Value Ratio..........................................................................                   19
Mark-to-Market Regulations...................................................................                   81
Master REMIC.................................................................................                   72
Master Servicer..............................................................................                    5
MBS..........................................................................................             1, 5, 18
MBS Agreement................................................................................                   20
MBS Issuer...................................................................................                   20
MBS Servicer.................................................................................                   20
MBS Trustee..................................................................................                   20
Merrill Lynch................................................................................                  102
Mid-term rate................................................................................               77, 88
Model Law....................................................................................                  101
Mortgage Assets..............................................................................                1, 18
Mortgage Loan Group..........................................................................                8, 26
Mortgage Loans...............................................................................             1, 5, 18
Mortgage Notes...............................................................................                   18
Mortgage Rate................................................................................                6, 20
Mortgage related securities..................................................................          12, 100-101

                                                                                                 PAGE(S) ON WHICH
                                                                                                 TERM IS DEFINED
TERMS                                                                                           IN THE PROSPECTUS
---------------------------------------------------------------------------------------------   ------------------
Mortgages....................................................................................               18, 54
mortgagor....................................................................................                   54
NCUA.........................................................................................                  101
new partnership..............................................................................                   90
New Regulations..............................................................................       71, 79, 92, 95
Nonrecoverable Advance.......................................................................                   30
Notes........................................................................................                 1, 5
Offered Securities...........................................................................                    1
OID..........................................................................................           63, 65, 70
OID Regulations..............................................................................                   65
Old partnership..............................................................................                   90
Originator...................................................................................                   18
OTS..........................................................................................                  101
Ownership interests..........................................................................                   95
Participants.................................................................................               32, 34
Parties in interest..........................................................................                   98
pass-through entity..........................................................................                   85
pass-through interest holder.................................................................                   82
pass-through interest holders................................................................                   78
Pass-Through Rate............................................................................                8, 28
passive losses...............................................................................                   79
Payment Lag Certificates.....................................................................                   78
Permitted Investments........................................................................                   38
phantom income...............................................................................                   80
plan assets..................................................................................                  100
Plans........................................................................................                   98
Policy Statement.............................................................................                  101
Pooling and Servicing Agreement..............................................................                   35
portfolio income.............................................................................                   79
portfolio interest...........................................................................           84, 88, 92
Pre-Funded Amount............................................................................                8, 21
pre-issuance accrued interest................................................................                   78
prepayment...................................................................................                   23
Prepayment Assumption........................................................................                   68
Prohibited Transactions......................................................................           71, 83, 97
Prohibited Transactions Tax..................................................................                   83
PTCE 83-1....................................................................................                  100
Purchase Price...............................................................................                   37
qualified mortgage...........................................................................                   72
qualified stated interest....................................................................               73, 87
Rating Agency................................................................................                   12
real estate assets...........................................................................   11, 67, 71, 72, 97
Record Date..................................................................................                   27
Refinance Loans..............................................................................                   19
Regular interests............................................................................               10, 95
Related Proceeds.............................................................................                   29
Relief Act...................................................................................                   62
REMIC........................................................................................                   10
REMIC Certificates...........................................................................                   71
REMIC Regular Certificateholders.............................................................                   72
REMIC Regular Certificates...................................................................               10, 71
REMIC Regulations............................................................................                   63

                                                                                                 PAGE(S) ON WHICH
                                                                                                 TERM IS DEFINED
TERMS                                                                                           IN THE PROSPECTUS
---------------------------------------------------------------------------------------------   ------------------
REMIC Residual Certificateholder.............................................................                   79
REMIC Residual Certificates..................................................................               10, 71
Restricted Group.............................................................................                   99
Retained Interest............................................................................                   45
RICO.........................................................................................                   62
Securities...................................................................................                 1, 5
Securities Act...............................................................................                    2
Security.....................................................................................                   35
Security Balance.............................................................................                8, 28
Security Owners..............................................................................                   32
Securityholder...............................................................................                   32
Securityholders..............................................................................                2, 17
senior lien..................................................................................                   15
Senior Securities............................................................................                8, 26
Servicing Agreement..........................................................................                   35
Servicing Standard...........................................................................                   41
Short-Term Note..............................................................................                   87
Single Family Mortgage Loan..................................................................                   18
Single Family Properties.....................................................................                    5
Single Family Property.......................................................................                   18
single family residences.....................................................................                   72
single-class REMIC...........................................................................                   78
SMMEA........................................................................................              12, 100
SMMEA Securities.............................................................................                  100
SPA..........................................................................................                   24
Stripped ARM Obligations.....................................................................                   69
Stripped Bond Certificates...................................................................                   67
stripped bonds...............................................................................               64, 66
Stripped Coupon Certificates.................................................................                   67
stripped coupons.............................................................................               64, 66
Stripped Interest Securities.................................................................                8, 26
Stripped Principal Securities................................................................                8, 26
Sub-Servicer.................................................................................                   42
Sub-Servicing Agreement......................................................................                   42
Subordinate Securities.......................................................................                8, 26
Subsequent Assets............................................................................                7, 21
Subsidiary REMIC.............................................................................                   72
Super-Premium Certificates...................................................................                   73
tax avoidance potential......................................................................                   86
Tax Counsel..................................................................................                   92
taxable mortgage pool........................................................................               83, 94
Terms and Conditions.........................................................................                   33
thrift institutions..........................................................................                   82
Title V......................................................................................                   61
Title VIII...................................................................................                   62
Trust Agreement..............................................................................                   35
Trust Assets.................................................................................                    2
Trust Fund...................................................................................                 1, 5
Trustee......................................................................................                    5
U.S. Person..................................................................................           63, 70, 86
UCC..........................................................................................                   32
Underlying MBS...............................................................................               18, 20

                                                                                                 PAGE(S) ON WHICH
                                                                                                 TERM IS DEFINED
TERMS                                                                                           IN THE PROSPECTUS
---------------------------------------------------------------------------------------------   ------------------
Underlying Mortgage Loans....................................................................                   18
Value........................................................................................                   19
Voting Rights................................................................................                   47
Warranting Party.............................................................................                   37
Whole Loans..................................................................................                   18

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1998-FF2

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                       $300,698,000 CLASS A CERTIFICATES
                       $20,918,000 CLASS M-1 CERTIFICATES
                       $16,560,000 CLASS M-2 CERTIFICATES
                        $10,459,000 CLASS B CERTIFICATES

             ------------------------------------------------------

                             PROSPECTUS SUPPLEMENT

             ------------------------------------------------------

                              MERRILL LYNCH & CO.

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the Certificates in any state where the offer is not permitted.

     Until the expiration of 90 days after the date of this Prospectus Supplement, all dealers selling the offered Certificates, whether or not participating in this distribution, will deliver a Prospectus Supplement and the Prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.